                                                                    EXHIBIT 10.9

================================================================================

                                  NARCAT LLC,
                                CARCAT ULC, and
                       NARCAT MEXICO, S. DE R.L. DE C.V.
                                (the "Issuers")

                                      and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           (the "Indenture Trustee")

                        -------------------------------

                                   INDENTURE

                         Dated as of February 12, 2004

                        -------------------------------

               $29,000,000 2.79% CLASS A-1 RAILCAR NOTES DUE 2019
               $21,000,000 4.57% CLASS A-2 RAILCAR NOTES DUE 2019
               $31,400,000 5.13% CLASS A-3 RAILCAR NOTES DUE 2019
               $ 5,000,000 14.00% CLASS B RAILCAR NOTES DUE 2019

================================================================================

                               TABLE OF CONTENTS

      SECTION                                        HEADING                               PAGE
ARTICLE I               DEFINITIONS; INTERPRETATION.....................................       3

       Section 1.01.    Definitions.....................................................       3
       Section 1.02.    Terms Defined in the Servicing Agreement, Sale Agreements
                           or Management Agreement......................................      37
       Section 1.03.    Interpretation..................................................      37

ARTICLE II              NOTE FORM.......................................................      37

       Section 2.01.    General.........................................................      37
       Section 2.02.    Forms of Notes..................................................      38

ARTICLE III             TERMS OF NOTES; TRANSFERS.......................................      41

       Section 3.01.    Payment of Principal and Interest...............................      41
       Section 3.02.    Payments to Holders.............................................      41
       Section 3.03.    Execution, Authentication, Delivery and Dating..................      42
       Section 3.04.    Temporary Notes.................................................      43
       Section 3.05.    Registration, Registration of Transfer and Exchange.............      43
       Section 3.06.    Transfer and Exchange...........................................      47
       Section 3.07.    Mutilated, Destroyed, Lost or Stolen Notes......................      49
       Section 3.08.    Persons Deemed Holders..........................................      49
       Section 3.09.    Cancellation of Notes...........................................      50
       Section 3.10.    Definitive Notes................................................      50
       Section 3.11.    Tax Treatment...................................................      50
       Section 3.12.    Withholding Taxes...............................................      52

ARTICLE IV              AUTHENTICATION AND DELIVERY OF NOTES; POST-CLOSING
                        FILINGS.........................................................      53

       Section 4.01.    General Provisions..............................................      53
       Section 4.02.    Post-Closing Filings............................................      57

ARTICLE V               SATISFACTION AND DISCHARGE......................................      58

       Section 5.01.    Satisfaction and Discharge of Indenture.........................      58
       Section 5.02.    Application of Trust Money......................................      59

ARTICLE VI              DEFAULTS AND REMEDIES...........................................      59

       Section 6.01.    Events of Default...............................................      59
       Section 6.02.    Acceleration of Maturity; Rescission and Annulment..............      61
       Section 6.03.    Payment Obligations upon Acceleration...........................      62
       Section 6.04.    Remedies........................................................      63
       Section 6.05.    Optional Preservation of Collateral.............................      64

       Section 6.06.    Indenture Trustee May File Proofs of Claim......................      64
       Section 6.07.    Indenture Trustee May Enforce Claims Without Possession
                           of Notes.....................................................      65
       Section 6.08.    Application of Money Collected..................................      65
       Section 6.09.    Limitation on Suits.............................................      67
       Section 6.10.    Unconditional Right of Holders to Receive Principal and
                           Interest.....................................................      68
       Section 6.11.    Restoration of Rights and Remedies..............................      68
       Section 6.12.    Rights and Remedies Cumulative..................................      68
       Section 6.13.    Delay or Omission Not Waiver....................................      68
       Section 6.14.    Control by Controlling Party....................................      69
       Section 6.15.    Waiver of Past Defaults.........................................      69
       Section 6.16.    Undertaking for Costs...........................................      70
       Section 6.17.    Waiver of Stay or Extension Laws................................      70
       Section 6.18.    Sale of Collateral..............................................      70
       Section 6.19.    Action on Notes.................................................      71

ARTICLE VII             THE INDENTURE TRUSTEE...........................................      71

       Section 7.01.    Certain Duties and Responsibilities.............................      71
       Section 7.02.    Notice of Defaults, Events of Default, Servicer Termination
                           Events and Rapid Amortization Events.........................      72
       Section 7.03.    Certain Rights of Indenture Trustee.............................      73
       Section 7.04.    Not Responsible for Recitals or Issuance of Notes...............      74
       Section 7.05.    May Hold Notes..................................................      75
       Section 7.06.    Money Held in Trust.............................................      75
       Section 7.07.    Compensation and Reimbursement..................................      75
       Section 7.08.    Corporate Indenture Trustee Required; Eligibility...............      75
       Section 7.09.    Resignation and Removal; Appointment of Successor...............      76
       Section 7.10.    Acceptance of Appointment by Successor..........................      76
       Section 7.11.    Merger, Conversion, Consolidation or Succession to
                           Business of Indenture Trustee................................      77
       Section 7.12.    Co-trustees and Separate Trustees...............................      77
       Section 7.13.    Indenture Trustee to Hold Original Leases; Indenture Trustee
                           Check-In Procedures..........................................      78
       Section 7.14.    Money for Note Payments to Be Held in Trust.....................      80
       Section 7.15.    Representations and Warranties of Indenture Trustee.............      80
       Section 7.16.    Reporting by Indenture Trustee..................................      81

ARTICLE VIII            PURCHASES AND RELEASES..........................................      82

       Section 8.01.    Purchase of Railcars and Leases.................................      82
       Section 8.02.    Releases........................................................      83
       Section 8.03.    Collateral......................................................      83

ARTICLE IX              SUPPLEMENTAL INDENTURES.........................................      84

       Section 9.01.    Supplemental Indentures without Consent of Holders..............      84

       Section 9.02.    Supplemental Indentures with Consent of Holders.................      85
       Section 9.03.    Prospective Amendment of Eligibility Criteria and
                           Concentration Limits.........................................      86
       Section 9.04.    Execution of Supplemental Indentures............................      86
       Section 9.05.    Effect of Supplemental Indentures...............................      86
       Section 9.06.    Reference in Notes to Supplemental Indentures...................      86
       Section 9.07.    Amendments to Other Transaction Documents.......................      86

ARTICLE X                  REPRESENTATIONS AND WARRANTIES...............................      87

       Section 10.01.   Representations and Warranties..................................      87

ARTICLE XI              COVENANTS.......................................................      94

       Section 11.01.      Payment of Principal and Interest............................      94
       Section 11.02.      Maintenance of Office or Agency..............................      95
       Section 11.03.      Money for Note Payments to Be Held in Trust..................      95
       Section 11.04.      Corporate Existence..........................................      96
       Section 11.05.      Protection of Collateral.....................................      96
       Section 11.06.      Negative Covenants...........................................      98
       Section 11.07.      Statement as to Compliance...................................      98
       Section 11.08.      Investment Company Act.......................................      99
       Section 11.09.      Enforcement of Servicing Agreement, Management
                           Agreement, Sale Agreements and Funds
                           Transfer Agreement...........................................      99
       Section 11.10.      Issuers May Not Consolidate..................................      99
       Section 11.11.      Opinions as to Collateral....................................      99
       Section 11.12.      Performance of Obligations...................................      99
       Section 11.13.      Pro-Rata Purchases...........................................      99
       Section 11.14.      Insurance....................................................     100
       Section 11.15.      Leasing of Railcars..........................................     102
       Section 11.16.      Notice of Defaults, Events of Default, Servicer Events of
                           Termination, Manager Events of Termination and Rapid
                           Amortization Events..........................................     104
       Section 11.17.      Limitation on Liability of Directors, Officers, or
                              Employees of the Issuers..................................     104
       Section 11.18.      Obligations Under Leases.....................................     104
       Section 11.19.      Maintenance of Interests.....................................     105
       Section 11.20.      RESERVED.....................................................     105
       Section 11.21.      RESERVED.....................................................     105
       Section 11.22.      UMLER Designations...........................................     105
       Section 11.23.      Post-Closing Records.........................................     105
       Section 11.24.      RESERVED.....................................................     105
       Section 11.25.      Notification of Breaches.....................................     105
       Section 11.26.      Non-Consolidation............................................     105
       Section 11.27.      Collections Received.........................................     105
       Section 11.28.      Sale Treatment...............................................     105

       Section 11.29.      [RESERVED]...................................................     106
       Section 11.30.      Ownership Interest...........................................     106
       Section 11.31.      [RESERVED]...................................................     106
       Section 11.32.      No Change in Payment Instructions to Lessees.................     106
       Section 11.33.      No Deposits to Lockbox Accounts or Collection
                           Accounts.....................................................     106
       Section 11.34.      No Change in Name, Identity or Organizational
                           Documents....................................................     107
       Section 11.35.      No Amendment to Transaction Documents........................     107
       Section 11.36.      Compliance with Laws, etc....................................     107
       Section 11.37.      Authorizations, Approvals and Recordations...................     107
       Section 11.38.      Reporting Requirements.......................................     107
       Section 11.39.      Audit and Inspection Rights..................................     108
       Section 11.40.      Payment of Charges...........................................     109
       Section 11.41.      Maintenance of Records.......................................     109
       Section 11.42.      Post-Acquisition Matters.....................................     109
       Section 11.43.      Use and Maintenance of Railcar Assets........................     109
       Section 11.44.      Tort Claims..................................................     110
       Section 11.45.      Identification...............................................     110
       Section 11.46.      No Amendment to Any Lease....................................     111
       Section 11.47.      Transfer of Railcars Among Issuers...........................     111

ARTICLE XII             ACCOUNTS AND ACCOUNTINGS........................................     111

       Section 12.01.      Collection of Money..........................................     111
       Section 12.02.      Collection Accounts..........................................     112
       Section 12.03.      Cash Collateral Accounts.....................................     120
       Section 12.04.      Operating Expense Reserve Account............................     121
       Section 12.05.      Policy Payment Account.......................................     123
       Section 12.06.      Prefunding Account...........................................     123
       Section 12.07.      Redemption Account...........................................     124
       Section 12.08.      Optional Deposits by the Class A Note Insurer................     125
       Section 12.09.      Securities Account...........................................     125
       Section 12.10.      Reports by Indenture Trustee to Holders......................     125

ARTICLE XIII            THE CLASS A NOTE POLICY.........................................     126

       Section 13.01.      Claims under the Class A Note Policy.........................     126
       Section 13.02.      Preference Claims............................................     127
       Section 13.03.      Surrender of Class A Note Policy.............................     129
       Section 13.04.      Class A Note Insurer Deemed Holder for Certain
                           Purposes.....................................................     129

ARTICLE XIV             REDEMPTION OF NOTES.............................................     129

       Section 14.01.      Redemption at the Option of the Issuers; Election to
                           Redeem.......................................................     129
       Section 14.02.      Notice to Indenture Trustee and Class A Note Insurer.........     130

       Section 14.03.      Notice of Redemption by the Issuers..........................     130
       Section 14.04.      Deposit of the Redemption Prices.............................     130
       Section 14.05.      Notes Payable on Redemption Date.............................     131

ARTICLE XV              PROVISIONS OF GENERAL APPLICATION...............................     131

       Section 15.01.      General Provisions...........................................     131
       Section 15.02.      Acts of Holders..............................................     131
       Section 15.03.      Notices, Etc, to Indenture Trustee, Issuers, the Class A
                           Note Insurer and Rating Agencies.............................     132
       Section 15.04.      Notices to Holders; Waiver...................................     133
       Section 15.05.      Successors and Assigns.......................................     134
       Section 15.06.      Separability.................................................     134
       Section 15.07.      Benefits of Indenture........................................     134
       Section 15.08.      Legal Holidays...............................................     134
       Section 15.09.      Governing law................................................     134
       Section 15.10.      Counterparts.................................................     134
       Section 15.11.      Corporate Obligation.........................................     135
       Section 15.12.      Compliance Certificates and Opinions.........................     135
       Section 15.13.      No Bankruptcy Petition Against any Issuer....................     135
       Section 15.14.      Waiver of Jury Trial.........................................     136
       Section 15.15.      Consent to Jurisdiction......................................     136
       Section 15.16.      Integration..................................................     136
       Section 15.17.      Successors and Assigns; Binding Effect.......................     136
       Section 15.18.      Further Assurances...........................................     136
       Section 15.19.      Expenses.....................................................     136
       Section 15.20.      Survival of Representations and Warranties...................     137
       Section 15.21.      Interest Calculations........................................     137

Schedule I     Lease and Railcar Schedule...............................................     I-1
Schedule II    Additional Permitted Liens...............................................    II-1
Schedule III   Initial Appraised Values.................................................   III-1
Schedule IV    Lease Delivery Exceptions................................................    IV-1
Schedule V     Delinquency Schedule.....................................................     V-1
Schedule VI    Prefunding Wiring Instructions...........................................    VI-1

Exhibit A-1    Form of Class A-3 Investment Letter......................................   A-1-1
Exhibit A-2    Form of Class B Investment Letter........................................   A-2-1
Exhibit B-1    Form of Class A-1 Note...................................................   B-1-1
Exhibit B-2    Form of Class A-2 Note...................................................   B-2-1
Exhibit B-3    Form of Class A-3 Note...................................................   B-3-1
Exhibit B-4    Form of Class B Note.....................................................   B-4-1
Exhibit C      Form of Certificate of the Indenture Trustee.............................     C-1
Exhibit D-1    Form of Class A-1, Class A-2 and Class B Non-Bank Certificate............     D-1
Exhibit D-2    Form of Class A-3 Non-Bank Certificate...................................     D-2

         This INDENTURE, dated as of February 12, 2004 (herein, as amended, restated, and supplemented or otherwise modified from time to time as permitted hereby, this "Indenture"), is among NARCAT LLC, a Delaware limited liability company ("NARCAT"), CARCAT ULC, a Nova Scotia unlimited liability company ("CARCAT"), and NARCAT MEXICO, S. DE R.L. DE C.V., a Mexican limited liability company with variable capital ("NARCAT Mexico") (each, an Issuer," and, collectively, the "Issuers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the "Indenture Trustee").

                                    RECITALS

         A        The Issuers have duly authorized the execution and delivery of this Indenture to provide for four classes of the Issuers' Railcar Notes, designated as Class A-1 Notes (the "Class A-1 Notes"), Class A-2 Notes (the "Class A-2 Notes"), Class A-3 Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Class A Notes") and Class B Notes (the "Class B Notes" and, together with the Class A Notes, the "Notes"), issuable as provided in this Indenture.

         B        All obligations of the Issuers under this Indenture shall be joint and several, except as may be expressly provided otherwise herein; provided, however, that (a) all payments on the Class A-1 Notes, Class A-2 Notes and Class B Notes shall be made solely from amounts held in the NARCAT Collection Account (as defined herein) or, in the case of the Class A-1 Notes and Class A-2 Notes, the Class A Note Policy (as defined below), and (b) all payments on the Class A-3 Notes shall be made by or on behalf of CARCAT solely from amounts held in the CARCAT Collection Account (as defined herein) or the Class A Note Policy (as defined below) unless the Controlling Party (as defined herein) otherwise directs after an acceleration of the Notes following the occurrence of an Event of Default (as defined herein). All covenants and agreements made by the Issuers herein are for the benefit and security of the Holders of the Notes and the Class A Note Insurer (as defined below).

         C        MBIA Insurance Corporation, a New York domiciled stock
insurance corporation (the "Class A Note Insurer") has issued and delivered a financial guaranty insurance policy, dated the date of initial issuance of the Class A Notes (together with any endorsements, the "Class A Note Policy"), pursuant to which the Class A Note Insurer agrees to make Insured Payments (as defined in the Class A Note Policy) with respect to the Class A Notes.

         D        As an inducement to the Class A Note Insurer to issue and
deliver the Class A Note Policy, the Issuers and the Class A Note Insurer have executed and delivered (i) the Insurance and Indemnification Agreement, dated as of February 12, 2004 (as amended, restated, supplemented or otherwise modified, the "Insurance Agreement"), among the Issuers, the Servicer (as defined herein), the Manager (as defined herein), the Sellers (as defined herein), Holdco (as defined herein), the Indenture Trustee and the Class A Note Insurer, and (ii) the Premium Letter dated as of February 12, 2004 (as amended, restated, supplemented or otherwise modified, the "Premium Letter") between the Issuers and the Class A Note Insurer.

         E        The Issuers have agreed to pledge the Collateral (as defined herein) to the Indenture Trustee for the benefit of the Holders of the Notes and the Class A Note Insurer on the terms provided herein to secure the Issuers' performance of the Secured Obligations (as defined herein).

         F        Subject to the relative rights and priorities of the various
Classes of Notes provided for herein, the covenants of each party are for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes and the Class A Note Insurer.

         G        All things necessary to make the Notes, when executed by the
Issuers and authenticated and delivered hereunder, the valid joint and several obligations of the Issuers, and to make this Indenture a valid agreement of the parties hereto in accordance with its terms, have been done.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                GRANTING CLAUSE

         The Issuers hereby Grant to the Indenture Trustee, for the benefit of the Holders of the Notes, as their interests may appear, and, subject to the provisions hereof, for the benefit of the Class A Note Insurer, all property of the Issuers, whether owned on the Closing Date or thereafter acquired, including, without limitation, all of the rights, title, interest and benefits of the Issuers in and to (a) the Existing Leases and all payments of Rent and other amounts due under the Existing Leases on or after the Closing Date or the Prefunded Railcar Acquisition Date, as applicable; (b) any Subsequent Leases and all payments of Rent and other amounts due under such Subsequent Leases on or after their dates of origination or, if later, the dates of transfer thereof to an Issuer; (c) the Railcars, including all rights of the Issuers in any associated registration numbers or marks; (d) the Cash Collateral Accounts, the Operating Expense Reserve Account (including the NARCAT OER Subaccount and the CARCAT OER Subaccount), the Prefunding Account, the Redemption Account (including the NARCAT Redemption Subaccount and the CARCAT Redemption Subaccount), the Policy Payment Account (including the NARCAT Policy Payment Subaccount and the CARCAT Policy Payment Subaccount) and the Collection Accounts and all Eligible Investments and any other funds or investments from time to time on deposit therein; (e) the Asset Purchase Agreement, each Sale Agreement, the Management Agreement, the Servicing Agreement, the Car Mark Agreement, the GNRR Agreement, the Railcar Storage Agreement and the Funds Transfer Agreement, including any remedies thereunder; (f) all warranties and maintenance agreements, if any, with respect to the Railcars; (g) any Insurance Policies, including rights to Insurance Proceeds, related to the Leases and the Railcars;
(h) the Lease Files; (i) all books, records and other documents relating to the foregoing; and (j) all proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, recoveries, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivable which at any time constitute, all or part or are included in the proceeds of any of the foregoing), in each case whether now owned or hereafter acquired (all of the foregoing being hereinafter referred to, collectively, as the "Collateral"). The Class A Notes, but not the Class B Notes, will also have the benefit of any payments to be made pursuant to the Class A Note Policy.

         Such Grants are made in trust, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between the Notes (subject to the payment priorities and other provisions of this Indenture), and to secure (i) the payment of all amounts on the Notes as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable in accordance with the provisions of this Indenture and the other Transaction Documents, including, but not limited to, Reimbursement Obligations, and (iii) compliance by the Issuers with the provisions of this Indenture and the other Transaction Documents, all as provided in this Indenture.

         The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions of this Indenture, and agrees to perform the duties herein required pursuant to the terms and provisions of this Indenture and subject to the conditions hereof.

         PROVIDED, HOWEVER, that if there shall well and truly be paid the principal of the Notes and the interest due or to become due on the Notes, at the times and in the manner mentioned in the Notes, according to the true intent and meaning thereof, and the Issuers shall cause all Reimbursement Obligations to be paid to the Class A Note Insurer and payments shall be made into the Collection Accounts as required under this Indenture and the payment of all other sums and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture and the other Transaction Documents to be kept, performed and observed by the Issuers, and the Issuers shall pay or cause to be paid to the Indenture Trustee and all of its agents for the registration, authentication, transfer or exchange of Notes all sums of money due or to become due to it or them in accordance with the terms and provisions hereof, then this Indenture and the rights hereby Granted shall cease, terminate and be void; otherwise, this Indenture shall be and remain in full force and effect.

                                   ARTICLE I

                          DEFINITIONS; INTERPRETATION

     Section 1.01. Definitions. Except as otherwise expressly provided or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "AAR" shall mean the Association of American Railroads.

         "Accounting Date" shall mean the last day of each Collection Period.

         "Act" shall have, with respect to any Holder, the meaning set forth in
Section 15.02.

         "Affiliate" shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing; and a Person shall be deemed to have control of another Person if the first such Person owns voting securities constituting an aggregate amount of at least 5% of the second such Person.

         "Agent Member" shall mean the members of, or participants in, the Security Depository.

         "Appraisal Date" shall mean January 30, 2004.

         "Appraisals" shall mean the appraisals described in Section 4.01(q).

         "Appraised Value Reduction Factor" shall mean, with respect to any Accounting Date and with respect to any Railcar, an amount equal to the following:

                  (a) if such Railcar was included in the Appraisals, the Appraised Value Reduction Factor of such Railcar will be determined by
         (i) subtracting from the Initial Appraised Value of such Railcar from an amount equal to one half of the sum of the values projected by each Appraiser to such Railcar as of the Projected Appraised Value Date,
         (ii) dividing the result by 84, and (iii) multiplying the foregoing by the number of months since the Accounting Date immediately preceding the Closing Date; and

                  (b) if such Railcar was added to the pool after the Appraisal Date, the Appraised Value Reduction Factor of such Railcar will be determined by (i) subtracting from the Initial Appraised Value of such Railcar an amount equal to the appraised value that would have been determined as of the Projected Appraised Value Date under clause
         (a) for railcars and locomotives having similar characteristics (such as type of car, year built, refurbishment, possible uses of the car) that were actually included in the Appraisals, (ii) dividing the result by 84, and (iii) multiplying the foregoing by the number of months since the Accounting Date immediately preceding the Closing Date.

         "Article 9 Assets" shall mean the Collateral of a type in which an interest may be perfected by the filing of a financing statement pursuant to
Article 9 of the Uniform Commercial Code in an applicable jurisdiction within the United States.

         "Asset Purchase Agreement" shall mean the Amended and Restated Asset Purchase Agreement dated as of January 30, 2004, by and among Railcar Entities, The Andersons and the Sellers, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Authorized Officer" shall mean, with respect to any entity, any manager of such entity, or the President, any Vice President, any Assistant Vice President, or any other officer or employee of, or authorized signatory or agent for, such entity who has been duly authorized by the Board of Directors of such entity, or any authorized officer of such entity, to perform the specific act or duty or to sign the specific document in question.

         "Automatic Acceleration" shall have the meaning set forth in Section 6.02.

         "Available Funds" shall mean, with respect to any Payment Date all cash received during the related Collection Period from the following: (a) Collections received by the Servicer or the Indenture Trustee, (b) net earnings on the funds on deposit in the Collection Accounts, the Operating Expense Reserve Account (including the NARCAT OER Subaccount and the CARCAT OER Subaccount) and the Prefunding Account, (c) an amount equal to the lesser of (i) the aggregate balances of the Cash Collateral Accounts as of the related Accounting Date and (ii) the aggregate amount required to be withdrawn from the Cash Collateral Accounts with respect to such Payment Date in accordance with
Section 12.03(a), (d) indemnification amounts paid pursuant to the Asset Purchase Agreement and received by the Indenture Trustee, other than any such indemnification amounts to which the Initial Manager shall be entitled pursuant to Section 4.04(f) of the Management Agreement; and (e) any amounts on deposit in the Collection Accounts as of the related Accounting Date (including any Class A Note Insurer Optional Deposit), to the extent not duplicative of the items described in clauses (a) through (d).

         "Backup Manager" shall have the meaning set forth in the preamble of the Management Agreement.

         "Backup Manager Fee" shall have the meaning set forth in the Management Agreement.

         "Backup Servicer" shall have the meaning set forth in the preamble of the Servicing Agreement.

         "Backup Servicer Fee" shall have the meaning set forth in the Servicing Agreement.

         "Bailee Letter" shall mean that certain Bailee Letter, dated January 30, 2004, by and among the Railcar Entities and the Indenture Trustee, a form of which is attached hereto as Exhibit E.

         "Basic Principal Payment" shall mean, with respect to each Payment Date, an amount equal to the sum of (a) the lesser of (i) the Note Principal Balance of all Outstanding Notes and (ii) with respect to the Payment Dates in March and April of 2004, zero, and with respect to each Payment Date thereafter, $600,000, and (b) any Overdue Basic Principal Payments.

         "Benefit Plan" shall have the meaning set forth in Section
3.05(c)(viii).

         "Board of Directors" shall mean either the board of directors, managers, or other applicable management individuals of any Person or any duly authorized committee of such board or group.

         "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of a Person to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification.

         "Book-Entry Notes" shall mean a beneficial interest in the Class A-1 Notes and Class A-2 Notes which are owned by QIBs, ownership and transfers of which shall be made through book entries by a Security Depository as described in Section 2.02.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banking institutions in New York, New York, Toledo, Ohio, Toronto, Ontario or the city and state in which the Indenture Trustee maintains its Corporate Trust Office are authorized or obligated by law, regulation or executive order to be closed.

         "Canadian Article 9 Asset" shall mean all Article 9 Assets which the Canadian Seller purports to transfer to CARCAT pursuant to the CARCAT Sale Agreement.

         "Canadian Filed Documents" shall mean those documents filed with the Canadian Regulator within 10 days of the Closing Date pursuant to Section 2.03(h) of the Management Agreement.

         "Canadian Insolvency Proceedings" shall mean proceedings commenced by or against the Canadian Seller under the Bankruptcy and Insolvency Act (Canada), the Winding-up and Restructuring Act (Canada), the Companies' Creditors Arrangement Act (Canada), the oppression remedy provisions of the Nova Scotia Companies Act, or the appointment of a receiver of the Canadian Seller under Canadian or Nova Scotia law, as applicable.

         "Canadian Lease" shall mean a Lease with a Lessee for which a Canadian address is referenced on the Lease.

         "Canadian Railcar" shall mean a Railcar which is the subject of a Canadian Lease.

         "Canadian Regulator" shall mean the Office of the Registrar General of Canada, which maintains the database pursuant to Section 105 of the Canada Transportation Act.

         "Canadian Seller" shall mean Cap Acquire Canada ULC, a Nova Scotia unlimited liability company, and its permitted successors and assigns.

         "Canadian Tax Act" shall mean the Income Tax Act (Canada).

         "Capped Manager Reimbursement" shall mean the aggregate amount payable on any Payment Date pursuant to Section 12.02(d)(vi) and Section 6.08(a)(vi), which aggregate amount shall not exceed $50,000.

         "Car Hire Rules" shall mean the U.S. Code of Car Hire Rules, Circular No. OT-10, and the related rules and regulations, promulgated by the AAR, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Car Mark Agreement" shall mean that certain Car Mark Agreement, dated as of the Closing Date, by and between Progress Rail Services Corporation and the U.S. Seller.

         "Car Service Rules" shall mean the U.S. Code of Car Service Rules, Circular No. OT-10, and the related rules and regulations, promulgated by the AAR, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "CARCAT" shall mean CARCAT ULC, a Nova Scotia unlimited liability company, and its permitted successors and assigns.

         "CARCAT Cash Collateral Account" shall mean the segregated trust account established and maintained in the name of CARCAT, and pledged to the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer, established in accordance with Section 12.03, which account shall constitute part of the Collateral.

         "CARCAT Collection Account" shall mean the segregated trust account established and maintained in the name of CARCAT, for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer, established in accordance with Section 12.02, which account shall constitute part of the Collateral.

         "CARCAT OER Subaccount" shall have the meaning set forth in Section 12.04(a).

         "CARCAT OER Subaccount Required Balance" shall have the meaning set forth in Section 12.04(a).

         "CARCAT Policy Payment Subaccount" shall have the meaning set forth in
Section 12.05(a).

         "CARCAT Redemption Subaccount" shall have the meaning set forth in
Section 12.07(a).

         "CARCAT Sale Agreement" shall mean the CARCAT Sale Agreement, dated as of February 12, 2004, between the Canadian Seller and CARCAT, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Cash Collateral Accounts" shall mean, individually or collectively, as the context may require, the NARCAT Cash Collateral Account and the CARCAT Cash Collateral Account.

         "Class" shall mean all of the Notes of a series having the same interest rate, priority of payments and designation.

         "Class A Note Insurer" shall have the meaning set forth in the Recitals.

         "Class A Note Insurer Default" shall mean the existence and continuance of any of the following:

                  (a) the Class A Note Insurer shall have failed to make a payment required under the Class A Note Policy in accordance with its terms;

                  (b) the Class A Note Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization which is final and nonappealable; or

                   (c) a court of competent jurisdiction or the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment, or decree (i) appointing a custodian, trustee, agent or receiver for the Class A Note Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Class A Note Insurer (or the taking of possession of all or any material portion of the property of the Class A Note Insurer).

         "Class A Note Insurer Optional Deposit" shall have the meaning set forth in Section 12.08.

         "Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A-1 Note Interest, the Class A-2 Note Interest and the Class A-3 Note Interest.

         "Class A Note Policy" shall have the meaning set forth in the Recitals.

         "Class A Notes" shall have the meaning set forth in the Recitals.

         "Class A Overdue Interest" shall mean, with respect to any Payment Date, the sum of the Class A-1 Overdue Interest, the Class A-2 Overdue Interest and the Class A-3 Overdue Interest.

         "Class A-1 Holders" shall mean the holders of the Class A-1 Notes.

         "Class A-1 Note Interest" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class A-1 Note Interest Rate times
(ii) the actual number of days from and including the Closing Date through the day immediately preceding the initial Payment Date times (iii) the Note Principal Balance of the Class A-1 Notes as of the Closing Date, and (b) with respect to any subsequent Payment Date, the sum of (i) the product of (x) 1/12 of the Class A-1 Note Interest Rate times (y) the Note Principal Balance of the Class A-1 Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class A-1 Notes on such immediately preceding Payment Date and (ii) the Class A-1 Overdue Interest, if any.

         "Class A-1 Note Interest Rate" shall mean 2.79% per annum.

         "Class A-1 Notes" shall mean the Railcar Notes, designated as Class A-1 Railcar Notes, issued in accordance with the provisions of this Indenture.

         "Class A-1 Overdue Interest" shall mean, with respect to any Payment Date, the sum of (a) the positive difference, if any, between (i) the amount of Class A-1 Note Interest due on the immediately preceding Payment Date and (ii) the amount of Class A-1 Note Interest actually paid to Holders (from Available Funds, without giving effect to any draws under the Class A Note Policy) on such immediately preceding Payment Date, plus (b) (to the extent permitted by law) interest on any such shortfall at the Overdue Rate from and including the immediately preceding Payment Date through the day immediately preceding the Payment Date of such calculation.

         "Class A-1/A-2 Initial Purchaser" shall mean BB&T Capital Markets.

         "Class A-1/A-2 Purchase Agreement" shall mean that certain purchase agreement, dated February 9, 2004, by and among the Issuers, The Andersons and the Class A-1/A-2 Initial Purchaser, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Class A-2 Holders" shall mean the holders of the Class A-2 Notes.

         "Class A-2 Note Interest" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class A-2 Note Interest Rate times
(ii) the actual number of days from and including the Closing Date through the day immediately preceding the initial Payment Date times (iii) the Note Principal Balance of the Class A-2 Notes as of the Closing Date, and (b) with respect to any subsequent Payment Date, the sum of (i) the product of (x) 1/12 of the Class A-2 Note Interest Rate times (y) the Note Principal Balance of the Class A-2 Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class A-2 Notes on such immediately preceding Payment Date and (ii) the Class A-2 Overdue Interest, if any.

         "Class A-2 Note Interest Rate" shall mean 4.57% per annum.

         "Class A-2 Notes" shall mean the Railcar Notes, designated as Class A-2 Railcar Notes, issued in accordance with the provisions of this Indenture.

         "Class A-2 Overdue Interest" shall mean, with respect to any Payment Date, the sum of (a) the positive difference, if any, between (i) the amount of Class A-2 Note Interest due on the immediately preceding Payment Date and (ii) the amount of Class A-2 Note Interest actually paid to Holders (from Available Funds, without giving effect to any draws under the Class A Note Policy) on such immediately preceding Payment Date, plus (b) (to the extent permitted by law) interest on any such shortfall at the Overdue Rate from and including the immediately preceding Payment Date through the day immediately preceding the Payment Date of such calculation.

         "Class A-3 Holders" shall mean the holders of the Class A-3 Notes.

         "Class A-3 Initial Purchaser" shall mean BMO Nesbitt Burns Inc.

         "Class A-3 Note Interest" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class A-3 Note Interest Rate times
(ii) the actual number of days from and including the Closing Date through the day immediately preceding the initial Payment Date times (iii) the Note Principal Balance of the Class A-3 Notes as of the Closing Date, and (b) with respect to any subsequent Payment Date, the sum of (i) the product of (x) 1/12 of the Class A-3 Note Interest Rate times (y) the Note Principal Balance of the Class A-3 Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class A-3 Notes on such immediately preceding Payment Date and (ii) the Class A-3 Overdue Interest, if any.

         "Class A-3 Note Interest Rate" shall mean 5.13% per annum.

         "Class A-3 Notes" shall mean the Railcar Notes, designated as Class A-3 Railcar Notes, issued in accordance with the provisions of this Indenture.

         "Class A-3 Overdue Interest" shall mean, with respect to any Payment Date, the sum of (a) the positive difference, if any, between (i) the amount of Class A-3 Note Interest due on the immediately preceding Payment Date and (ii) the amount of Class A-3 Note Interest actually paid to Holders (from Available Funds, without giving effect to any draws under the Class A Note Policy) on such immediately preceding Payment Date, plus (b) (to the extent permitted by law) interest on any such shortfall at the Overdue Rate from and including the immediately preceding Payment Date through the day immediately preceding the Payment Date of such calculation.

         "Class A-3 Purchase Agreement" shall mean that certain purchase agreement, dated February 9, 2004, by and among the Issuers, The Andersons and the Class A-3 Initial Purchaser, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Class B Holders" shall mean the holders of the Class B Notes.

         "Class B Initial Purchaser" shall mean CapStone Investments.

         "Class B Note Interest" shall mean (a) with respect to the initial Payment Date, the product of (i) 1/360 of the Class B Note Interest Rate times
(ii) the actual number of days from and including the Closing Date through the day immediately preceding the initial Payment Date times (iii) the Note Principal Balance of the Class B Notes as of the Closing Date, and (b) with respect to any subsequent Payment Date, the sum of (i) the product of (x) 1/12 of the Class B Note Interest Rate times (y) the Note Principal Balance of the Class B Notes as of the immediately preceding Payment Date after giving effect to all payments of principal of the Class B Notes on such immediately preceding Payment Date and (ii) the Class B Overdue Interest, if any.

         "Class B Note Interest Rate" shall mean 14.00% per annum.

         "Class B Notes" shall mean the Railcar Notes, designated as Class B Railcar Notes, issued in accordance with the provisions of this Indenture.

         "Class B Overdue Interest" shall mean, with respect to any Payment Date, the sum of (a) the positive difference, if any, between (i) the amount of Class B Note Interest due on the immediately preceding Payment Date and (ii) the amount of Class B Note Interest actually paid to Holders (from Available Funds) on such immediately preceding Payment Date, plus (b) (to the extent permitted by law) interest on any such shortfall at the Overdue Rate from and including the immediately preceding Payment Date through the day immediately preceding the Payment Date of such calculation.

         "Class B Purchase Agreement" shall mean that certain purchase agreement, dated February 9, 2004, by and among the Issuers, The Andersons and the Class B Initial Purchaser, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Clean-up Call" shall mean a redemption of the Notes in accordance with
Section 14.01(b).

         "Closing Date" shall mean February 12, 2004.

         "Collateral" shall mean the property and rights Granted to the Indenture Trustee pursuant to the Granting Clause of this Indenture for the benefit of the Holders and the Class A Note Insurer.

         "Collection Accounts" shall mean, individually or collectively, as the context may require, the NARCAT Collection Account and the CARCAT Collection Account.

         "Collection Period" shall mean, with respect to any Payment Date, the period beginning on the first day of the calendar month immediately preceding such Payment Date and ending on the last day of such calendar month (each such calendar month and portion thereof being referred to as the "related" Collection Period with respect to a Payment Date); provided, that the initial Collection Period shall begin on the Closing Date and shall end on February 29, 2004.

         "Collections" shall mean, with respect to any Collection Period: (a) payments received under the Leases (including without limitation, Rents) other than (i) any prepayments with respect to future Collection Periods and (ii) in the case of any Lease conveyed by the Manager to an Issuer pursuant to a substitution of a Lease in accordance with Section 4.04 of the Management Agreement, payments in respect of periods occurring prior to such conveyance;
(b) Insurance Proceeds, whether received under the Leases or otherwise (but without duplication of amounts received in clause (a)), to the extent such amounts are not used to repair or refurbish the related Railcar for the purpose of making it available for sale or lease; (c) Railcar Release Proceeds; (d) Purchase Proceeds; (e) Liquidation Proceeds; and (f) payments of Railroad Mileage Credits attributable to the Railcars.

         "Concentration Limits" shall have the meaning set forth in Section 11.15(c).

         "Controlling Party" shall mean (i) so long as any Class A Notes shall be Outstanding and no Class A Note Insurer Default shall have occurred and be continuing, the Class A Note Insurer, and (ii) if no Class A Notes shall be Outstanding or a Class A Note Insurer Default shall have occurred and is continuing, the Majority Holders.

         "Corporate Trust Office" shall mean the principal corporate trust office of the Indenture Trustee located at MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - Asset-Backed Administration, or at such other address as the Indenture Trustee may designate from time to time by notice to the Holders, the Class A Note Insurer, the Servicer, the Manager and the Issuers, or the principal corporate trust office of any successor Indenture Trustee.

         "Coverage Ratio" shall mean as of any Accounting Date, commencing with the Accounting Date occurring on July 31, 2004, the ratio of:

                  (a) the sum of all Collections received during the Collection Period ending on such Accounting Date and the immediately preceding five Collection Periods minus the sum of (i) all payments to be made on the Payment Date related to such Accounting Date and the immediately preceding five Payment Dates pursuant to Section 12.02(d)(vi) and Section 6.08(a)(vi), (ii) all payments of Operating Expense Deposit Amounts to be made on the Payment Date related to such Accounting Date and the immediately preceding five Payment Dates and
         (iii) the aggregate Manager Fee and Backup Manager Fee payable on the Payment Date related to such Accounting Date and the immediately preceding five Payment Dates; to

                  (b) the aggregate amount of the Trustee Fee, the Servicer Fee, the Backup Servicer Fee, the Premium payable to the Class A Note Insurer, the Class A Note Interest, the Class B Note Interest, the Basic Principal Payments and that portion of the Supplemental Principal Payment described in clauses (a)(i) and (ii) of the definition thereof, in each case payable on the Payment Date related to such Accounting Date and the immediately preceding five Payment Dates.

         "Default" shall mean any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

         "Defaulted Lease" shall have the meaning set forth in the Servicing Agreement.

         "Deferred Supplemental Principal Payment" shall mean, with respect to any Payment Date, the positive difference, if any, between (a) the Supplemental Principal Payment payable on the prior Payment Date and (b) the aggregate amount of the Supplemental Principal Payment actually paid from Available Funds (without giving effect to any draws under the Class A Note Policy) to Holders on the prior Payment Date.

         "Definitive Notes" shall mean certificated definitive, fully registered Notes.

         "Determination Date" shall mean the tenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing March 10, 2004.

         "Draw Date" means, with respect to any Payment Date, the third Business Day (as defined in the Class A Note Policy) preceding such Payment Date.

         "DTC" shall mean The Depository Trust Company, a New York corporation and its successors and assigns.

         "Eligible Investments" shall mean any and all of the following instruments:

                  (a) direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (b) (i) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof, having capital and surplus (as shown by its latest annual report of condition) aggregating at least $100,000,000, and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating of at least "A1" by S&P and at least "P1" by Moody's and provided that each such investment has an original maturity of no more than 365 days, and (ii) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

                  (c) repurchase obligations with a term not to exceed 10 days with respect to any security described in clause (a) above and entered into with a depository institution or trust company (acting as a principal), having capital and surplus (as shown by its latest annual report of condition) aggregating at least $100,000,000, and having a short-term unsecured debt rating of "A1" or higher by S&P, and "P1" or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (a) above and must (i) be valued weekly at current market price plus accrued interest, (ii) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (iii) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (d) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (e) a guaranteed investment contract approved by each of the Rating Agencies and the Controlling Party and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                  (f) money market funds having ratings in one of the two highest available rating categories of S&P and the highest available rating category of Moody's at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Indenture; and

                  (g) any other investment approved by the Controlling Party and each Rating Agency.

Each of the Eligible Investments may be purchased by the Indenture Trustee or through an Affiliate of the Indenture Trustee. All Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer.

         "Eligible Lease" shall mean, as of any date of determination, a Lease that satisfies each of the representations and warranties with respect to Leases contained in Section 4.03 of the Management Agreement as of the immediately preceding Accounting Date.

         "Eligible Railcar" shall mean, as of any date of determination, a Railcar that satisfies the representations and warranties with respect to Railcars contained in Section 4.03 of the Management Agreement as of the immediately preceding Accounting Date.

         "Environmental Claim" shall mean any claim alleging any damage to the environment or violation of any Environmental Law.

         "Environmental Law" shall mean any federal, state, provincial, local, or foreign statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement or governmental restriction relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to any of the foregoing related to Hazardous Commodities or wastes, air emissions and discharges to waste or public systems.

         "ERISA" shall mean The Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning set forth in Section 6.01.

         "Event of Loss" shall mean, with respect to any Railcar, the occurrence of any of the following events with respect to such Railcar: (a) loss of such Railcar or the loss of use of such Railcar due to destruction, damage beyond repair, or rendition of such Railcar permanently unfit for normal use for any reason whatsoever; (b) any damage to such Railcar which results in the receipt of Insurance Proceeds with respect to such Railcar on the basis of an actual, constructive or compromised total loss; (c) the theft or disappearance of such Railcar which results in the loss of possession of such Railcar for a period in excess of 60 days; (d) title to such Railcar shall be confiscated, requisitioned or otherwise taken by a Governmental Authority, under the power of eminent domain or otherwise; (e) the requisition of use by any Governmental Authority (other than by a United States Governmental Authority, a Canadian Governmental Authority or a Mexican Governmental Authority, in each case, whose long term unsecured foreign currency debt obligations are rated AAA or above by S&P and Aaa by Moody's) for a period of greater than 90 days, or by a United States Governmental Authority, a Canadian Governmental Authority or a Mexican Governmental Authority, in each case, whose long term foreign currency debt obligations are rated AAA or above by S&P and Aaa by Moody's, for a period in excess of 180 days or (f) during the term of any Lease, such other events with respect to such Railcar that would give rise to the Lessee's obligation to make a "loss value" payment (or equivalent payment) with respect to such Railcar.

         "Excepted Leases" shall mean Leases which have terms of less than one year, including, but not limited to, month-to-month Leases.

         "Existing Leases" shall mean, collectively, the Initial Existing Leases and the Prefunded Existing Leases.

         "Final Payment Date" shall mean, with respect to any Note, the date on which the final principal payment on such Note is to be made as herein provided, whether on the Stated Legal Maturity Date, the Redemption Date or any other date.

         "Financial Statements" shall mean, with respect to any Person, consolidated balance sheets, statements of income, retained earnings and cash flows of such Person.

         "Fitch" shall mean Fitch, Inc. (formerly known as Fitch Investors Service, L.P.).

         "FRA" shall have the meaning set forth in the Management Agreement.

         "Full Service Lease" shall mean a Lease with respect to which the lessor maintains and services the Railcars subject to such Lease, pays ad valorem property taxes and provides several other ancillary services, including auditing of Railroad Mileage Credits due from railroad companies.

         "Funds Transfer Agreement" shall mean that certain Source of Funds Direction Agreement, dated as of February 12, 2004, by and among NARCAT, CARCAT, the U.S. Seller, the Canadian Seller and Holdco, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, in effect from time to time.

         "Global Notes" shall mean the Rule 144A Global Notes, beneficial ownership and transfers of which shall be made through book entries by the Security Depository.

         "GNRR Agreement" shall mean that certain Car Mark Agreement, dated June 21, 2001, by and between Railcar, Ltd., and Georgia Northeastern Railroad Company, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Governmental Authority" shall mean any federal, state, provincial, municipal or other governmental or quasi-governmental department, commission, board, bureau, agency, authority or instrumentality, or any court or administrative bureau, in each case whether of the United States, any of its possessions or territories, or of any foreign nation or any jurisdiction thereof, or, with respect to any Person, any arbitration, tribunal or non-governmental authority to whose jurisdiction such Person has consented (including, without limitation, the United States Department of Transportation, the FRA and the STB).

         "Grant" shall mean to grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Collateral includes all rights, powers and options (but none of the obligations) of the Granting party, including the immediate and continuing right to claim, collect, receive and receipt for the Lease Receivables and other payments with respect to the Leases, the Railcars and the other Railcar Assets, and all other money or payments due with respect to the Collateral, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Gross Rent" shall mean, with respect to each Collection Period, the Rents due during such Collection Period.

         "Hazardous Commodities" shall mean the following commodities:

                  (a) any substance that is listed as a "hazardous waste" pursuant to 42 U.S.C. Section 6901 et seq. or exhibits one or more of the characteristics of "hazardous waste" described in regulations promulgated pursuant to 42 U.S.C. Section 6901 et seq.;

                  (b) any substance that is a "hazardous substance" under the definition set forth in 42 U.S.C. Section 9601(14);

                  (c) any substance contained on a list of "extremely hazardous substances" pursuant to 42 U.S.C. Section 11002(a)(2);

                  (d) any petroleum product (other than solid plastic products);

                  (e)      any radioactive material;

                  (f)      asbestos;

                  (g)      polychlorinated biphenyls;

                  (h) any substance that is a "pesticide" under the definition set forth in 7 U.S.C. Section 136(u);

                  (i) any chemical substance or living organism regulated under 21 U.S.C. Chapter 9 (the Federal Food, Drug and Cosmetic Act) which is capable of having an acute or chronic toxic effect upon any species of living organism;

                  (j) any Municipal Waste referred to in, or any K grade or W grade commodities listed in Appendix A to, Car Service Rule 14;

                  (k) any other substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organism, ray, odor, radiation, energy, vector, plasma, constituent or material which
         (a) is or becomes listed, regulated or addressed under any Environmental Law, or (b) is, or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law applicable to Railcars operating in Canada; and

                  (l) any other commodity designated by the Indenture Trustee or the Class A Note Insurer as a Hazardous Commodity based upon the Indenture Trustee's or the Class A Note Insurer's, as applicable, reasonable judgment and belief, consistent with standard or prudent railroad rolling stock industry practice, that such commodity is a contaminating or hazardous commodity.

For the avoidance of doubt, it is understood and agreed that the designation of (or the failure to designate) any commodity as a Hazardous Commodity shall in no event be deemed a representation, warranty or advice by the Indenture Trustee or the Class A Note Insurer as to the danger (or safety) of such commodity.

         "Holdco" shall mean TOP CAT Holding Co., a Delaware corporation, and its permitted successors and assigns.

         "Holder" shall mean the Person in whose name a Note is registered in the Note Register.

         "Incremental Class A Interest" shall mean, if and to the extent that interest accrues on the Note Principal Balance of any Class A Note at the Overdue Rate, the excess of such interest over the amount of interest accruing at the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate or the Class A-3 Note Interest Rate, as applicable.

         "Indenture" or "this Indenture" shall mean this instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended.

         "Indenture Trustee" shall mean Wells Fargo Bank, National Association, a national banking association, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

         "Independent Appraiser" shall mean any independent railroad rolling stock appraisal expert of recognized standing selected by the Manager and approved by the Controlling Party; provided that the Controlling Party may select any railroad rolling stock appraisal expert (acceptable to the Class A
Note Insurer so long as no Class A Note Insurer Default has occurred and is continuing and the Class A Notes are still Outstanding) without the approval of the Manager or any Issuer during the continuation of an Event of Default.

         "Initial Appraised Value" shall mean, (a) in respect of any Initial Railcar, an amount determined by reference to the schedule attached hereto as
Schedule III or (b) in respect of any Substitute Railcar, an amount determined by the Manager, in its reasonable judgment, which is equal to one half of the sum of the values which, had such Substitute Railcar been covered by the Appraisals, would have been assigned by each Appraiser to such Substitute Railcar as of the Appraisal Date (based upon the values of railcars and locomotives having similar characteristics (such as type of car, year built, refurbishment, possible uses of the car) that were actually included in the Appraisals) using a "comparable sales approach" to determining the fair market value of such Substitute Railcar if such Substitute Railcar were sold in arms-length open market transactions without taking into consideration any value derived from the Existing Leases (corresponding to the "Traditional Collateral Valuation" in the Appraisal issued by RailSolutions, Inc., and the "Market Approach/Current Fair Market Value" in the Appraisal issued by D. W. Beary & Associates, Inc.); provided, however, that in the event that, at any one time, ten or more Substitute Railcars shall be required to be substituted as provided in Section 8.01(b), then the determination of the Manager referenced above shall, unless otherwise agreed by the Controlling Party, be supported by new appraisals prepared by no fewer than two Independent Appraisers.

         "Initial CARCAT Cash Collateral Deposit" shall mean $1,150,000.

         "Initial Existing Leases" shall mean, any contract, agreement or other arrangement between the owner of an Initial Railcar and any third party providing for the lease, hire, operation or other use of such Initial Railcar by or through such third party, including a Master Lease Agreement (each schedule to a Master Lease Agreement, together with the terms of such Master Lease Agreement, constituting a separate and independent lease), lease, operating agreement, use agreement, a car hire contract or Per Diem Lease sold to an Issuer on the Closing Date, including any riders, supplements and annexes thereto, as the same may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

         "Initial Manager" shall have the meaning set forth in the Management Agreement.

         "Initial NARCAT Cash Collateral Deposit" shall mean $1,050,000.

         "Initial Purchaser" or "Initial Purchasers" shall mean, individually or collectively, as the context may require, the Class A-1/A-2 Initial Purchaser, the Class A-3 Initial Purchaser and the Class B Initial Purchaser.

         "Initial Railcar Assets" shall mean any Railcar Assets as they apply to any Initial Railcar or Initial Existing Lease.

         "Initial Railcars" shall mean those Railcars transferred by a Seller to an Issuer pursuant to the applicable Sale Agreement on the Closing Date and identified on the Lease and Railcar Schedule as of the Closing Date.

         "Insurance Agreement" shall have the meaning set forth in the Recitals.

         "Insurance Policy" shall mean liability, property, or casualty insurance policy or any other type of insurance policy as the context may require.

         "Insurance Proceeds" shall mean any and all amounts related to the Railcars, the Railcar Assets, the Leases or other Collateral, to the extent received by the Servicer or the Indenture Trustee, paid (a) under an Insurance Policy, (b) by or on behalf of a Lessee or railroad, (c) by the Manager pursuant to its obligations with respect to insurance under the Management Agreement, or
(d) from any other source with respect to casualty or other losses with respect to the Railcars (whether or not constituting an Event of Loss), in each case with respect to any casualty or other destruction resulting in economic loss to a Railcar.

         "Insured Payment" shall have the meaning set forth in the Class A Note Policy.

         "Insurers" shall have the meaning set forth in Section 11.14(a).

         "Interchange Rules" shall have the meaning set forth in the Sale Agreements.

         "Intercompany Advance Agreement" shall mean the Intercompany Advance Agreement, dated as of February 12, 2004, by and among The Andersons, the Canadian Seller, the Mexican Seller, CARCAT and NARCAT Mexico, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Investment Letter" shall mean, with respect to the Class A-3 Notes, a letter substantially in the form attached hereto as Exhibit A-1 and, with respect to the Class B Notes, a letter substantially in the form attached hereto as Exhibit A-2.

         "Issuer Order" or "Issuer Request" shall mean a written order or request signed by one of the managers or by the Chairman of the Board, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of each Issuer and delivered to the Indenture Trustee.

         "Issuer Retained Interest" shall mean any payment to the Issuers in accordance with Section 12.02(d)(xxiii).

         "Issuers" shall mean NARCAT, CARCAT and NARCAT Mexico, until one or more successor Persons shall have become an Issuer pursuant to the applicable provisions of this Indenture, and thereafter the Issuers shall include such successor Person.

         "Law" shall mean any law, statute, ordinance, rule, regulation, judgment, injunction, order, decree or code adopted, enacted or promulgated by any Governmental Authority or the requirements of the AAR, any self-regulatory agency or any entity of a nature similar to that of any of the foregoing.

         "Lease" shall mean any Existing Lease or Subsequent Lease and "Leases" shall mean, collectively, all Existing Leases and Subsequent Leases.

         "Lease Exception Report" shall have the meaning set forth in Section 7.13(b).

         "Lease File" shall have the meaning set forth in the Servicing
Agreement.

         "Lease and Railcar Schedule" shall mean the listing of Leases and Railcars being pledged to the Indenture Trustee on the Closing Date attached hereto as Schedule I, as the same may be adjusted to reflect (a) the acquisition by NARCAT of the Prefunded Railcars on the Prefunded Railcar Acquisition Date,
(b) any Subsequent Lease added pursuant to Section 11.15 and Section 2.03(c) of the Management Agreement or (c) the release of any Railcar from the Lien of this Indenture pursuant to Section 8.02. The Lease and Railcar Schedule as of the Closing Date shall be a comprehensive list consisting of all Leases and Railcars listed on the "Lease and Railcar Schedules" identified in the Sale Agreements.

         "Lease Receivables" shall mean, with respect to any Lease, the right to receive (a) the Rents and other amounts payable to the lessor under such Lease and (b) any Railroad Mileage Credits relating to such Lease including, with respect to (a) and (b) above, the right to enforce, to declare a default under, or to terminate the Lease insofar as it gives rise to such Lease Receivable, and to repossess the related Railcar, in the event such Lease becomes a Defaulted Lease.

         "Leased Railcars" shall mean, with respect to any Accounting Date, Railcars that are subject to a Lease.

         "Lessee" shall mean the lessee under each related Lease, or a successor or assignee of such lessee, but not including a sublessee.

         "Liability Insurance" shall have the meaning set forth in Section 11.14(a)(ii).

         "Liens" shall mean any and all liens, encumbrances, mortgages, hypothecs, charges, claims, restrictions, pledges, security interests and impositions of any nature or kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "Liquidation Proceeds" shall mean (a) any and all amounts (other than Insurance Proceeds) received by the Servicer or any Issuer in connection with the complete or partial liquidation of a Defaulted Lease, whether through sale of such Lease and/or re-leasing or sale of the related Railcar or otherwise, and
(b) any proceeds of any Railcar which has not been released from the Lien of this Indenture pursuant to Section 8.02 (whether such proceeds arise from the re-lease or sale of such Railcar).

         "Lockbox Account" shall have the meaning set forth in the Servicing Agreement.

         "Lockbox Agreements" shall have the meaning set forth in the Servicing Agreement.

         "Lockbox Bank" shall have the meaning set forth in the Servicing Agreement.

         "Maintenance Expense Reimbursement Request" shall have the meaning set forth in Section 2.06(b) of the Management Agreement.

         "Majority Holders" shall mean, at any time, (a) if any Class A Notes remain Outstanding, the Holders of Class A Notes representing a majority in aggregate unpaid principal amount of all Class A Notes then Outstanding and (b) if no Class A Notes remain Outstanding, the Holders of Class B Notes representing a majority in aggregate unpaid principal amount of all Class B Notes then Outstanding.

         "Management Agreement" shall mean the Management Agreement, dated as of February 12, 2004, by and among the Manager, the Indenture Trustee, the Backup Manager, NARCAT, CARCAT and NARCAT MEXICO, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Manager" shall mean The Andersons, and its permitted successors and assigns.

         "Manager Event of Termination" shall have the meaning set forth in the Management Agreement.

         "Manager Fee" shall have the meaning set forth in the Management Agreement.

         "Master Lease Agreement" shall mean an agreement between a proposed lessor of a Railcar and a proposed lessee of a Railcar setting forth the general terms and provisions governing any such lease, but which agreement does not itself constitute a lease of specific Railcars.

         "Material Adverse Effect" means, with respect to any entity or group of entities or assets or liabilities (a) a material adverse effect on or change in, or any development that, insofar as reasonably can be foreseen, is reasonably likely to have a material adverse effect on or change in the business, operations, assets, liabilities, prospects, financial condition or results of operations of the applicable matter taken as a whole, other than any change, circumstance or effect (i) relating to the economy or securities markets in general, (ii) relating generally to the industries in which such entity or group of entities or assets or liabilities operates and not specifically relating to it, or (iii) resulting from the execution or performance of this Indenture or the announcement thereof, (b) a material adverse effect on the ability of such entity or group of entities to perform any of their respective obligations under this Indenture or any other Transaction Document, (c) a material adverse effect on the interests or rights of or benefits or remedies available to the Indenture Trustee or any other Secured Party (and their respective successors and assigns) under this Indenture or any other Transaction Document, (d) an adverse effect on the validity or enforceability of this Indenture or any other Transaction Document or (e) an adverse effect on the value, utility or useful life of any Railcar or other Collateral which exceeds, individually or in the aggregate, 10% of the aggregate Stated Value of all of the Railcars.

         "Maximum Class A Note Amount" shall mean, as of any Payment Date, the original Note Principal Balance of the Class A Notes, less the sum of (a) all scheduled Basic Principal Payments in respect of the Class A Notes (including the Basic Principal Payment for such Payment Date), and (b) any Supplemental Principal Payments actually made in respect of the Class A Notes prior to such Payment Date to the extent such Supplemental Principal Payments related to the sale of, or the occurrence of any Event of Loss with respect to any Railcar.

         "Mexican Article 9 Assets" shall mean all Article 9 Assets which the Mexican Seller purports to transfer to NARCAT MEXICO pursuant to the NARCAT MEXICO Sale Agreement.

         "Mexican Railcars" shall mean Railcars which have been permanently imported into Mexico.

         "Mexican Seller" shall mean Cap Acquire Mexico, S. de R.L. de C.V., a Mexican limited liability company with variable capital, and its permitted successors and assigns.

         "Mexican Withholding Taxes" shall have the meaning set forth in Section 3.12(a).

         "Minimum Long-Term Rating" shall have the meaning set forth in Section 11.15(c).

         "Modified Lease" shall have the meaning set forth in the Management Agreement.

         "Monthly Average Lease Rate" shall mean, for any Accounting Date, (a) the Gross Rent for the related Collection Period, minus (b) the sum of (i) the Operating Expense Deposit Amount related to Leased Railcars, plus (ii) the Manager Fee accrued for the related Collection Period with respect to Leased Railcars, plus (iii) the amount of Capped Manager Reimbursement, if any, to be paid on the related Payment Date, divided by (c) the number of Leased Railcars.

         "Monthly Manager Report" shall have the meaning set forth in the Management Agreement.

         "Monthly Servicer Report" shall have the meaning set forth in the Servicing Agreement.

         "Monthly Utilization Rate" shall mean, for any Accounting Date, the percentage determined by dividing:

                  (a) the total number of Eligible Railcars subject to a Lease as of such Accounting Date, other than any such Eligible Railcars which are subject to a Lease as to which Rent shall be overdue by more than 90 days, by

                  (b) the total number of Eligible Railcars as of such Accounting Date.

         "Moody's" shall mean Moody's Investors Service, Inc., and its successors and assigns.

         "NARCAT" shall mean NARCAT LLC, a Delaware limited liability company, and its permitted successors and assigns.

         "NARCAT Cash Collateral Account" shall mean the segregated trust account established and maintained in the name of NARCAT and NARCAT Mexico, and pledged to the Indenture Trustee for the benefit of the Holders and the Class A
Note Insurer, established in accordance with Section 12.03, which account shall constitute part of the Collateral.

         "NARCAT Collection Account" shall mean the segregated trust account established and maintained in the name of NARCAT and NARCAT Mexico, for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer, established in accordance with Section 12.02, which account shall constitute part of the Collateral.

         "NARCAT Entities" shall mean NARCAT and NARCAT Mexico, collectively.

         "NARCAT Mexico" shall mean NARCAT Mexico, S. de R.L. de C.V., a Mexican limited liability company with variable capital, and its permitted successors and assigns.

         "NARCAT Mexico Sale Agreement" shall mean the NARCAT Mexico Sale Agreement, dated as of February 12, 2004, between the Mexican Seller and NARCAT Mexico, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "NARCAT OER Subaccount" shall have the meaning set forth in Section 12.04(a).

         "NARCAT OER Subaccount Required Balance" shall have the meaning set forth in Section 12.04(a).

         "NARCAT Redemption Subaccount" shall have the meaning set forth in
Section 12.07(a).

         "NARCAT Policy Payment Subaccount" shall have the meaning set forth in
Section 12.05(a).

         "NARCAT Sale Agreement" shall mean the NARCAT Sale Agreement, dated as of February 12, 2004, between the U.S. Seller and NARCAT, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Non-Mexican Collateral" shall mean all Collateral with respect to which first priority security interests may be created under the laws of the United States or any state thereof, or Canada or any province thereof.

         "Note" or "Notes" shall mean, individually or collectively, the Class A Notes and the Class B Notes.

         "Note Depository Agreement" shall mean the agreement dated February 12, 2004, among the Issuers, the Indenture Trustee and DTC, as the initial Security Depository, relating to the Book-Entry Notes.

         "Note Owner" shall mean, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Security Depository or on the books of a Person maintaining an account with such Security Depository (directly as a Security Depository Participant or as an indirect participant, in each case in accordance with the rules of such Security Depository) or the Person who is the beneficial owner of such Book-Entry Note, as reflected in the Note Register in accordance with Section 3.05.

         "Note Principal Balance" shall mean, with respect to a Note (or, if the context so requires, with respect to all Notes Outstanding or all Notes of any Class Outstanding), as of any date of determination, the original principal balance of such Note (or Notes or Class of Notes, as applicable), as reduced by all amounts previously paid on such Note (or Notes or Class of Notes, as applicable) in reduction of the principal balance of such Note (or Notes or Class of Notes, as applicable) which have not been returned to any Issuer or to any other Person for any reason.

         "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 3.05.

         "Offering Memorandum" shall mean (i) with respect to the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, the offering memorandum, dated February 9, 2004, pursuant to which the Class A-1 Notes, the Class A-2 Notes and the Class B Notes are offered and (ii) with respect to the Class A-3 Notes, the Canadian offering memorandum, dated February 9, 2004, pursuant to which the Class A-3 Notes are offered.

         "Officer's Certificate" shall mean, with respect to any company, a certificate signed by a manager of such company or by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of such company, and delivered to the Indenture Trustee and which certificate shall comply with the applicable requirements of Section 15.12. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate executed by all Issuers.

         "Operating Agreement" shall have the meaning set forth in the Sale Agreements.

         "Operating Expense" means any actual out-of-pocket expense paid to a third party to maintain the Railcars, to pay taxes and insurance with respect to the Railcars (excluding, in the case of CARCAT, reimbursement to NARCAT for payments made in respect of the Class A Note Policy), and other amounts specified in the Management Agreement.

         "Operating Expense Deposit Amount" shall mean, with respect to each Payment Date, the sum of (a) $75 multiplied by the number of Railcars subject to a Full Service Lease or Modified Lease and operating primarily in the United States as of the related Accounting Date, (b) $90 multiplied by the number of Railcars subject to a Full Service Lease or Modified Lease and operating primarily in Canada as of the related Accounting Date, (c) $90 multiplied by the number of Railcars subject to a Full Service Lease or Modified Lease and operating primarily in Mexico as of the related Accounting Date, (d) $0 multiplied by the number of Railcars subject to a Lease which is a Triple Net Lease as of the related Accounting Date and (e) $30 multiplied by the number of Railcars not subject to a Lease as of the related Accounting Date, regardless of where such Railcar is primarily operated.

         "Operating Expense Reserve Account" shall mean the segregated trust account established for the benefit of the Holders and the Class A Note Insurer and established in accordance with Section 12.04, which account shall constitute part of the Collateral.

         "Opinion of Counsel" shall mean a written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel (which may be internal counsel) for one or more of the Issuers and who shall be reasonably satisfactory to the Indenture Trustee and the Class A Note Insurer and which opinion shall comply with the applicable requirements of Section 15.12.

         "Optional Redemption" shall mean a redemption of the Notes in accordance with Section 14.01(a).

         "Outstanding" shall mean, with respect to Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (a) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (b) Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Paying Agent (other than any Issuer) in trust for the Holders of such Notes pursuant to Article V (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made);

                  (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; and

                  (d) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 3.07;

provided, however, that for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by any Issuer or any other obligor upon the Notes or any Affiliate of any Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right to exercise the Holders' rights to act with respect to such Notes and that the pledgee is not an Issuer or any other obligor upon the Notes or any Affiliate of any Issuer or such other obligor.

         "Overdue Basic Principal Payments" shall mean, with respect to any Payment Date, the positive difference, if any, between (a) the Basic Principal Payment due on the immediately preceding Payment Date and (b) the aggregate amount of the Basic Principal Payment actually paid from Available Funds (without giving effect to any draws under the Class A Note Policy) to Holders on such immediately preceding Payment Date.

         "Overdue Rate" shall mean, with respect to the Class A Notes, the Prime Rate, plus 2% per annum, and, with respect to the Class B Notes, the Class B
Note Interest Rate.

         "Overdue Scheduled Class B Payments" shall mean, with respect to any Payment Date, the positive difference, if any, between (a) the Scheduled Class B Payment due on the immediately preceding Payment Date and (b) the aggregate of Scheduled Class B Payment actually paid from Available Funds to Holders on such immediately preceding Payment Date.

         "Ownership Interest" shall mean, with respect to any Note, any ownership interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 7.08 and is authorized by the Issuers to pay the principal of, or interest on, any Notes on behalf of the Issuers.

         "Payment Date" shall mean the 15th day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day), commencing March 15, 2004.

         "Per Diem Lease" shall mean a Lease in which the Lessee pays an amount based on the miles traveled and the use of the Railcar, although the Lessee may have free use of the Railcar while the Railcar is on a Lessee's railroad.

         "Permitted Liens" shall mean (a) materialmens', mechanics', carriers', repairmens', employees' or other similar Liens arising in the ordinary course of business, other than Liens for amounts due and owing, that individually or in the aggregate do not detract from the value of the property subject thereto or affected thereby, (b) Liens for current Taxes, of any kind, not yet due and payable or that are being contested in good faith by appropriate proceeding for which adequate reserves have been established in accordance with GAAP, so long as enforcement thereof has been stayed and such proceedings do not involve any material risk of forfeiture, loss or sale of Railcars, (c) statutory Liens arising or incurred in the ordinary course of business by operation of Law for which payment is not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, and
(d) any other Liens that are listed on Schedule II attached hereto.

         "Person" shall mean any individual, corporation, partnership, association, joint-stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Policy Claim Amount" shall mean, with respect to any Payment Date, the amount payable in accordance with the terms of the Class A Note Policy equal to the sum of (a) the amount, if any, by which Class A Note Interest (excluding any Incremental Class A Interest and Class A Overdue Interest) due and payable to Holders of the Class A Notes Outstanding on such Payment Date exceeds Available Funds remaining on deposit in the Collection Accounts after the payment of all amounts in clauses (i) through (x) of Section 12.02(d) or clauses (i) through
(x) of Section 6.08, as applicable) and after giving effect to (i) any required transfers from the relevant Cash Collateral Account to pay such Class A Note Interest and (ii) any Class A Note Insurer Optional Deposit made with respect to such Payment Date, (b) if such Payment Date is also the Stated Legal Maturity Date, the remaining unpaid Note Principal Balance of the Class A Notes after taking into account all distributions of principal to be made with respect to the Notes (pursuant to clauses (xiii) and (xiv) of Section 12.02(d) or clause
(xiii) of Section 6.08, as applicable) on such Payment Date and (c) any amounts previously distributed by or on behalf of an Issuer to a Holder of a Class A Note on such Class A Note that is recoverable and sought to be recovered as a voidable preference by a bankruptcy trustee pursuant to the U.S. Bankruptcy Code or the Bankruptcy and Insolvency Act (Canada), as amended from time to time, in accordance with a final, non-appealable order of a court having competent jurisdiction thereover.

         "Policy Payment Account" shall mean the segregated trust account established by and maintained in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer, established in accordance with Section 12.05, which account shall constitute part of the Collateral.

         "Predecessor Notes" shall have the meaning set forth in Section
3.03(c).

         "Preference Claim" shall have the meaning set forth in Section
13.02(b).

         "Preferred Lessee" shall have the meaning set forth in Section
11.14(b).

         "Prefunded Amount" shall mean $3,482,000.

         "Prefunded Existing Lease" shall mean, any contract, agreement or other arrangement between the owner of a Prefunded Railcar and any third party providing for the lease, hire, operation or other use of such Prefunded Railcar by or through such third party, including a Master Lease Agreement (each schedule to a Master Lease Agreement, together with the terms of such Master Lease Agreement, constituting a separate and independent lease), lease, operating agreement, use agreement, a car hire contract or Per Diem Lease listed on the Prefunded Lease and Railcar Schedule and sold to NARCAT on the Prefunded Railcar Acquisition Date, including any riders, supplements and annexes thereto, as the same may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

         "Prefunded Lease and Railcar Schedule" shall have the meaning ascribed thereto in the NARCAT Sale Agreement.

         "Prefunded Railcar" shall mean any Railcar listed on the Prefunded Lease and Railcar Schedule, which is to be acquired by NARCAT under the NARCAT Sale Agreement (and which the U.S. Seller has become obligated to acquire after the Closing Date, but prior to the Prefunded Account Expiration Date, pursuant to the Asset Purchase Agreement).

         "Prefunded Railcar Acquisition Date" shall mean the date of the acquisition by NARCAT of the Prefunded Railcars and the Prefunded Existing Leases.

         "Prefunded Railcar Assets" shall mean any Railcar Assets as they apply to any Prefunded Railcar.

         "Prefunding Account" shall mean the segregated trust account maintained in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer and established in accordance with Section 12.06, which account shall constitute part of the Collateral.

         "Prefunding Account Expiration Date" shall mean March 12, 2004.

         "Premium" shall have the meaning ascribed thereto in the Premium
Letter.

         "Premium Letter" shall have the meaning set forth in the Recitals.

         "Prime Rate" shall mean the corporate base rate, prime rate or base rate of interest, as applicable, pursuant to the Wall Street Journal or successor publication from time to time, changing when and as such rate changes, as reasonably determined by the Controlling Party.

         "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

         "Projected Appraised Value Date" shall mean January 30, 2011, the date which is seven years from the Appraisal Date.

         "Property Insurance" shall have the meaning set forth in Section 11.14(a)(i).

         "Purchase" shall have the meaning set forth in the Management
Agreement.

         "Purchase Agreements" shall mean, collectively, the Class A-1/A-2 Purchase Agreement, the Class A-3 Purchase Agreement and the Class B Purchase Agreement.

         "Purchase Price" shall have the meaning set forth in the Management Agreement.

         "Purchase Proceeds" shall mean, with respect to any Railcar and/or Lease, the actual amount (a) deposited to the relevant Collection Account by the Manager under Section 4.04(b) of the Management Agreement, (b) deposited to the relevant Collection Account by the Servicer under Section 4.03(b) of the Servicing Agreement, or (c) received by any Seller, the Manager, the Servicer or any Issuer in satisfaction of an indemnity or repurchase obligation under the Asset Purchase Agreement with respect to a Railcar and/or Lease (net of any amounts required to be paid to Manager as described in Section 4.04(f) of the Management Agreement).

         "QIB" shall mean a "qualified institutional buyer" within the meaning of Rule 144A.

         "Railcar" or "Railcars" shall mean the railroad rolling stock and locomotives identified on the Lease and Railcar Schedule from time to time, including without limitation, all related parts, supplies, machinery, apparatus, accessions, additions, improvements, fittings and things appurtenant thereto, and other equipment or components of any nature from time to time incorporated or installed therein and replacements thereof and substitutions therefor.

         "Railcar Assets" shall mean, collectively:

                  (a) the Railcars, including all rights in the associated registration numbers and marks;

                  (b)      the Leases;

                  (c)      all guaranties, if any, with respect to the Leases;

                  (d)      the Lease Receivables;

                  (e) all warranties and maintenance agreements, if any, with respect to the Railcars;

                  (f)      the Lease Files;

                  (g) all intellectual property associated with the Leases, Railcars and other Railcar Assets;

                  (h) all of the Seller's rights, title and interest in, to and under the Asset Purchase Agreement with respect to the foregoing, including all remedies thereunder for breaches of any representations, warranties, covenants or agreements contained therein;

                  (i) all documents, instruments, certificates, agreements and books and records, including computer programs, evidencing or otherwise relating to the foregoing;

                  (j) all Insurance Policies, including Insurance Proceeds related to the foregoing; and

                  (k) all collections and other proceeds (including insurance proceeds) of any of the foregoing.

         "Railcar Entities" shall mean Progress Services Corporation, Railcar, Ltd., Progress Rail Services De Mexico, S.A. de C.V. and 3079936 Nova Scotia Company.

         "Railcar Release Proceeds" shall mean the net proceeds deposited into the relevant Collection Account as a result of an Issuer's obtaining the release of a Railcar from the Lien of this Indenture in accordance with Section 8.02(a).

         "Railcar Storage Agreement" shall have the meaning set forth in the Management Agreement.

         "Railroad Mileage Credits" shall mean the difference between (a) amounts paid or payable to an Issuer or a Lessee under any Lease representing compensation for use of the applicable Railcars by railroad companies or other users thereof in accordance with applicable Car Hire Rules, Car Service Rules and the Interchange Rules, and for Per Diem Leases shall include any estimated payments and shortfall payments paid or, if guaranteed, payable by the Lessee thereunder and, to the extent payable to such Issuer under such Per Diem Lease, hourly and mileage rates prescribed for such Railcars registered in UMLER and the car hire accounting rate master files of the AAR then in effect and (b) amounts paid or payable by such Issuer under any Lease to such Lessee pursuant to any revenue-sharing provisions thereof or other credits to which such Lessee is entitled. For purposes of clarification, Railroad Mileage Credits do not include any amounts payable under a Lease with respect to Events of Loss, maintenance or indemnities thereunder.

         "Rapid Amortization Event" shall mean the existence of any one or more of the following events, as of any Payment Date, unless waived in writing by the Controlling Party:

                  (a) after giving effect to the making of any Basic Principal Payment and Supplemental Principal Payment on such Payment Date, the Note Principal Balance of all Class A Notes Outstanding is greater than the Maximum Class A Note Amount;

                  (b) any one or more of the following circumstances exists for three or more consecutive Accounting Dates preceding such Payment
         Date:

                           (i) for any calculation made with respect to July 31, 2004, or any Accounting Date thereafter, the Monthly Average Lease Rate is less than $200;

                           (ii)     the Monthly Utilization Rate is 80% or less;
                  or

                           (iii) for any calculation made with respect to July 31, 2004, or any Accounting Date thereafter, the Coverage Ratio is less than 1.15;

                  (c) after giving effect to the making of any Basic Principal Payment and Supplemental Principal Payment on such Payment Date, the Note Principal Balance of the Class A Notes then Outstanding is greater than 90% of the Stated Value of all Eligible Railcars as of the related Accounting Date;

                  (d) the occurrence of an event permitting the Controlling Party to replace the Servicer or the Manager following the expiration of all applicable cure periods;

                  (e)      the occurrence of an Event of Default; or

                  (f) a breach of a Concentration Limit; provided that if such breach is caused solely by (i) the downgrade or withdrawal of a debt rating with respect to a Lessee, (ii) a merger, consolidation, or other affiliation of a Lessee with another Lessee, or (iii) the exercise of eminent domain, nationalization or other similar action by any governmental agency or authority with respect to a Lessee, then such breach shall not constitute a Rapid Amortization Event;

provided, however, that a Rapid Amortization Event will be deemed to be cured if the event that gave rise to such Rapid Amortization Event shall no longer exist with respect to three consecutive Payment Dates (otherwise it will be deemed to continue to exist at all times after its occurrence unless waived, in writing, by notice delivered to the Indenture Trustee and the Class A Note Insurer by the Controlling Party).

         "Rating Agencies" shall mean S&P and Fitch.

         "Rating Agency Condition" shall mean, with respect to any action and a Class of the Notes, that each Rating Agency with respect to such Class shall have been given ten days' (or such shorter period as is acceptable to such Rating Agency) prior notice thereof and that no Rating Agency shall have notified the Issuers, the Servicer, the Class A Note Insurer or the Indenture Trustee in writing that such action will result in a qualification, reduction or withdrawal of its then-current rating.

         "Record Date" shall mean, with respect to a Payment Date or a Redemption Date, the last day of the related Collection Period, whether or not a Business Day.

         "Redemption Account" shall mean the segregated trust account established by and maintained in the name of the Issuers for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer, established in accordance with Section 12.07, which account shall constitute part of the Collateral.

         "Redemption Date" shall mean the date fixed pursuant to Section 14.01.

         "Redemption Differential" means the positive difference, if any, between (a) the applicable Redemption Prices for all Notes to be redeemed on the Redemption Date and (b) the sum of the Remaining Cash Collateral Amounts and the Issuer Retained Interest.

         "Redemption Price" shall mean, as of any Redemption Date, the following redemption prices (expressed as a percentage of the principal amount of the Notes to be redeemed), plus accrued but unpaid interest on the Notes at the applicable Note Interest Rate to the date fixed for redemption, in each case, together with accrued but unpaid interest on the Notes:

          REDEMPTION DATES           REDEMPTION PRICE   REDEMPTION PRICE
       (BOTH DATES INCLUSIVE)        OF CLASS A NOTES   OF CLASS B NOTES
------------------------------------------------------------------------
February 2011 Payment Date through
January 2012 Payment Date                  100%               108%
------------------------------------------------------------------------
February 2012 Payment Date through
January 2013 Payment Date                  100%               104%
------------------------------------------------------------------------
February 2013 Payment Date and
thereafter                                 100%               100%
-------------------------------------------------------------------------

provided, however, that for a Clean-Up Call exercised with respect to any Payment Date on or before the January 2011 Payment Date, the redemption price will be 100% with respect to the Class A Notes and 110% with respect to the Class B Notes, in each case, together with accrued but unpaid interest on the Notes.

         "Redemption Record Date" shall mean, with respect to any redemption of Notes, the date fixed pursuant to Section 14.01.

         "Registered Holder" shall mean, with respect to a Note, the Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

         "Regular Supplemental Principal Payment" shall mean, with respect to each Payment Date, the amount set forth in clause (a) of the definition of Supplemental Principal Payment.

         "Reimbursement Obligations" shall mean an amount equal to the sum of
(a) all amounts paid under the Class A Note Policy, less any payments under the Class A Note Policy previously reimbursed pursuant to Section 12.02(d) or
Section 6.08, (b) any other amounts payable to the Class A Note Insurer under the Insurance Agreement, the Premium Letter or any other Transaction Document and (c) interest on the amounts stated above at a rate per annum equal to the Overdue Rate (as defined in the Insurance Agreement).

         "Reinvestment Income" shall mean any interest or other earnings earned on all or part of the Collateral.

         "Remaining Cash Collateral Amounts" shall mean, with respect to a Redemption Date, all amounts that would remain on deposit in the Cash Collateral Accounts after application to all amounts having a higher priority than the Issuer Retained Interest in Section 12.02(d).

         "Rent" shall mean, as the context may require, with respect to all Leases or with respect to each Lease, 100% of the periodic lease payments for the Railcar leased under the Lease as specified on the Lease and Railcar Schedule.

         "Required CARCAT Cash Collateral Amount" shall mean, initially, the Initial CARCAT Cash Collateral Deposit and, as of any Payment Date, shall mean an amount equal to the greater of (a) eight (8) times the aggregate amount of scheduled interest payable with respect to the Class A-3 Notes on such Payment Date and (b) $500,000 for so long as any Class A Notes remain outstanding.

         "Required NARCAT Cash Collateral Amount" shall mean, initially, the Initial NARCAT Cash Collateral Deposit and, as of any Payment Date, shall mean an amount equal to five (5) times the aggregate amount of scheduled interest payable with respect to the Class A-1 and Class A-2 Notes on such Payment Date.

         "Responsible Officer" shall mean, with respect to the Indenture Trustee, any Senior Vice President, Vice President, Assistant Vice President or Corporate Trust Officer assigned by the Indenture Trustee to administer its corporate trust matters.

         "Rule 144A" shall mean the rule designated as "Rule 144A" promulgated by the Securities and Exchange Commission under the Securities Act.

         "Rule 144A Global Note" shall mean the permanent global note, evidencing Class A-1 Notes and Class A-2 Notes, in the form of the Class A-1 Note or Class A-2 Note attached hereto as Exhibit B-1 or Exhibit B-2, that is deposited with and registered in the name of the Security Depository or its nominee, representing the Class A-1 Notes or Class A-2 Notes sold in reliance on Rule 144A.

         "S&P" or "Standard & Poor's" shall mean Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors and assigns.

         "Sale" shall have the meaning set forth in Section 6.18.

         "Sale Agreements" shall mean, collectively, (a) the NARCAT Sale Agreement, (b) the CARCAT Sale Agreement and (c) the NARCAT Mexico Sale Agreement.

         "Scheduled Class B Payment" shall mean, with respect to each Payment Date, an amount equal to the sum of (a) the lesser of (i) the Note Principal Balance of all Outstanding Class B Notes, and (ii) with respect to each Payment date before the Payment Date in August of 2004, zero, and with respect to each Payment Date thereafter, $50,000, and (b) any Overdue Scheduled Class B Payments.

         "Scrapped Payment Amount" shall mean, as of any Payment Date, the greater of $2,000 and the amount necessary to cause the Note Principal Balance of the Class A Notes not to exceed 90% of the Stated Value of all Eligible Railcars as of the related Accounting Date.

         "Scrapped Railcar" shall mean a Railcar designated by the Manager, on behalf of the relevant Issuer, as no longer having utility for a reason other than an Event of Loss.

         "Secured Obligations" shall mean all amounts and obligations which the Issuers may at any time owe to or on behalf of the Class A Note Insurer and the Indenture Trustee for the benefit of the Holders under this Indenture, the Notes and the other Transaction Documents.

         "Secured Parties" shall mean, collectively, the Indenture Trustee, the Holders of the Notes and the Class A Note Insurer.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Security Depository" shall mean DTC or any other organization registered as a "Security Depository" pursuant to Section 17A of the Exchange Act.

         "Security Depository Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Security Depository effects book-entry transfers and pledges of securities deposited with the Security Depository.

         "Self-insure" and "self-insurance" shall have the meaning set forth in
Section 11.14(b).

         "Seller" shall mean any of the U.S. Seller, the Canadian Seller or the Mexican Seller, as the context may require.

         "Servicer" shall mean the Person who shall have been appointed as servicer pursuant to the applicable provisions of the Servicing Agreement until a successor Person shall have been appointed as servicer and thereafter "Servicer" shall mean such successor Person.

         "Servicer Events of Termination" shall have the meaning set forth in
Section 6.01 of the Servicing Agreement.

         "Servicer Fee" shall have the meaning set forth in the Servicing Agreement.

         "Servicing Agreement" shall mean the Servicing Agreement dated as of February 12, 2004, by and among the Servicer, the Backup Servicer, the Indenture Trustee and the Issuers, pursuant to which the Servicer will service and administer the Collateral Granted to the Indenture Trustee hereunder, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof.

         "Solvent" shall mean with respect to any Person that as of the date of determination both (a)(i) the then fair saleable value of the property of such Person is (A) greater than the total amount of liabilities (including contingent liabilities) of such Person and (B) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person, (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction, and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such Person is "solvent" within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Source of Funds Requirements" shall have the meaning set forth in
Section 12.02(f).

         "Source Payments" shall have the meaning set forth in Section 14.01(a).

         "Stated Legal Maturity Date" shall mean February 15, 2019.

         "Stated Value" shall mean, as of any Accounting Date and with respect to any Railcar, an amount equal to the Initial Appraised Value of such Railcar, as reduced by the Appraised Value Reduction Factor.

         "STB" shall mean the U.S. Surface Transportation Board.

         "Subsequent Lease" shall mean any contract, agreement or other arrangement between the owner of a Railcar and any third party providing for the lease, hire, operation or other use of such Railcar by or through such third party, other than a Prefunded Existing Lease, including a Master Lease Agreement (each schedule to a Master Lease Agreement, together with the terms of such Master Lease Agreement, constituting a separate and independent lease), lease, operating agreement, use agreement, a car hire contract or Per Diem Lease, entered into by an Issuer after the Closing Date which meets the requirements of, and is entered into in accordance with, Section 11.15, including any riders, supplements and annexes thereto, as the same may be amended, restated, supplemented or otherwise modified in accordance with the terms hereof.

         "Substitute Railcar" shall have the meaning set forth in the Management Agreement.

         "Successor Manager" shall have the meaning set forth in the Management Agreement.

         "Supplemental Manager Fee" shall have the meaning set forth in the Management Agreement.

         "Supplemental Principal Payment" shall mean, with respect to each Payment Date:

                  (a) a supplemental principal payment on the Notes consisting of the sum of (i) $100,000, (ii) for each Payment Date beginning with the March 2004 Payment Date through and including the February 2007 Payment Date, $83,333, (iii) the higher of (x) the net proceeds received by the Issuers, the Sellers, the Manager or the Servicer during the related Collection Period, whether from Insurance Proceeds, the Lessees or otherwise, as a result of the sale or the occurrence of any Event of Loss with respect to any Railcar, and (y) the Stated Value of any such Railcar which shall have been sold or as to which an Event of Loss shall have occurred during the related Collection Period, or, in the case of up to 630 Scrapped Railcars (excluding locomotives) each of which may be sold during Collection Periods ending on or before January 31, 2005, the Scrapped Payment Amount, (iv) 90% of the Stated Value of each Prefunded Railcar not purchased on or before the Prefunding Account Expiration Date, and (v) any Deferred Supplemental Principal Payment Payments; plus

                  (b) if a Rapid Amortization Event exists and has not been cured or waived on such Payment Date, all Available Funds remaining on deposit in the Collection Accounts after the payment of the Regular Supplemental Principal Payment.

         "Tax Payment Amount" shall mean the amount required to pay all taxes, including, without limitation, any income, withholding, excise, sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes due and owing by any Issuer or by Holdco with respect to the activities of such Issuer to any taxing authority in any jurisdiction.

         "Tax Payment Recipient" shall mean any taxing authority in any jurisdiction, or any intermediary (which shall not be an Affiliate of any Issuer) which has been irrevocably instructed by any Issuer or the Servicer to pay Taxes on behalf of an Issuer.

         "Taxes" shall mean any and all taxes, levies, imposts, duties, assessments, charges and withholdings imposed or required to be collected by or paid over to any Governmental Authority, including any interest, penalties, fines, assessments or additions imposed with respect to the foregoing.

         "The Andersons" shall mean The Andersons, Inc., an Ohio corporation, and its permitted successors and assigns.

         "Transaction Documents" shall mean, collectively, this Indenture, the Servicing Agreement, the Management Agreement, the Sale Agreements, the Purchase Agreements, the Lockbox Agreements, the Asset Purchase Agreement (and any associated documents), the Class A Note Policy, the Insurance Agreement, the Premium Letter, the Funds Transfer Agreement, the Intercompany Advance Agreement and the Notes, and all documents, agreements, instruments and certificates executed in connection with any of the foregoing.

         "Triple Net Lease" shall mean, as of the date of determination, any Lease identified as such on the then current Lease and Railcar Schedule.

         "Tripped Concentration Limit" shall have the meaning set forth in
Section 11.15(c).

         "Trustee Fee" shall mean the fees of the Indenture Trustee set forth in that certain fee letter, dated February 12, 2004, and acknowledged on February 12, 2004, by the Issuers.

         "UMLER" shall mean the Universal Machine Language Equipment Register maintained by the AAR.

         "U.S. Article 9 Assets" shall mean all Article 9 Assets which the U.S. Seller purports to transfer to NARCAT pursuant to the NARCAT Sale Agreement.

         "U.S. Filed Documents" shall mean those documents filed with the STB within 10 days of the Closing Date pursuant to Section 2.03(h) of the Management Agreement.

         "U.S. Seller" shall mean Cap Acquire, LLC, a Delaware limited liability company, and its permitted successors and assigns.

         "U.S. Tax Code" shall have the meaning set forth in Section 3.11(b).

         "Vice President" shall mean, with respect to any Person, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     Section 1.02. Terms Defined in the Servicing Agreement, Sale Agreements or Management Agreement. For the purposes of this Agreement, capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Servicing Agreement or, if not defined therein, in the Sale Agreements or, if not defined therein, in the Management Agreement, as applicable.

     Section 1.03. Interpretation. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, (a) terms used in this Indenture include, as appropriate, all genders and the plural as well as the singular, (b) references to this Indenture include all Exhibits and Schedules hereto, (c) references to words such as "herein," "hereof" and the like shall refer to this Indenture as a whole and not to any particular part, Article or Section within this Indenture, (d) references to an Article or Section such as "Article I" or "Section 1.01" shall refer to the applicable Article or Section of this Indenture, (e) the term "include" and all variations thereof shall mean "include without limitation," (f) the term "or" shall include "and/or," (g) the term "proceeds" shall have the meaning ascribed to such term in the UCC or the Personal Property Security Act (Nova Scotia), as applicable,
(h) any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions permitted hereunder which have been or are hereafter executed and delivered in accordance with the terms thereof, (i) any defined term which relates to a Person shall include within its definition the successors and permitted assigns of such Person, (j) in the computation of a period of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding," and (k) any defined term which relates to a statute or code or section of such statute or code shall include within its definition any successor statute or code or section thereof, as applicable.

                                   ARTICLE II

                                    NOTE FORM

     Section 2.01. General. (a) The Notes shall be designated as Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class B Notes. The Class A-3 Notes shall be issued solely to

Holders who are residents of Canada for the purposes of the Canadian Tax Act, and any transfers of the Class A-3 Notes shall be limited to Persons who are such residents; provided, however, that this requirement shall not apply to the Class A Note Insurer to the extent that it may succeed to the interest of a Holder of a Class A-3 Note following payment of a claim under the Class A Note Policy.

         (b) All payments of principal and interest made by the Issuers with respect to the Notes shall be made only from the Collateral and, with respect to the Class A Notes, the Class A Note Policy, on the terms and conditions specified herein.

         (c) Except as otherwise provided herein, all Notes shall be substantially identical in all respects. Except as specifically provided herein, all Notes issued, authenticated and delivered under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

         (d) The aggregate original stated principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and Class B Notes that may be executed by an Authorized Officer of each of the Issuers and authenticated and delivered by the Indenture Trustee and Outstanding at any given time under this Indenture is limited to $29,000,000, $21,000,000, $31,400,000 and
$5,000,000, respectively.

         (e) Holders of the Notes shall be entitled to payments of interest as provided herein. The Notes shall have a final maturity on the Stated Legal Maturity Date. All Notes of the same Class shall be secured on a parity with one another, with no Note of any Class having any priority over any other Note of that same Class.

         (f) The Notes that are authenticated and delivered to the Holders by the Indenture Trustee upon an Issuer Order on the Closing Date shall be dated as of the Closing Date. Any Note issued later in exchange for, or in replacement of, any Note issued on the Closing Date shall be dated the date of its authentication.

         (g) Each Note is issuable in the minimum denomination of $1,000,000, and integral multiples of $100,000 in excess thereof; provided that one Note of each Class may be issued in an additional amount equal to any remaining portion of the aggregate original stated principal balance of the Notes of such Class.

     Section 2.02. Forms of Notes. The Notes shall be in substantially the form set forth in Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit B-4, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Issuers, as evidenced by their execution thereof.

         The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit B-4, and are part of the terms of this Indenture.

         The Notes are being offered and sold by the Issuers to the Initial Purchasers pursuant to the Purchase Agreements. The Class A-1 Notes and Class A-2 Notes shall initially be issued as Global Notes and the Class A-3 Notes and Class B Notes shall be issuable as Definitive Notes.

         (a) Global Notes. The Class A-1 Notes and Class A-2 Notes offered and sold by the Class A-1/A-2 Initial Purchaser to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes, which shall be deposited on behalf of the purchasers of the Class A-1 Notes and Class A-2 Notes represented thereby with the Indenture Trustee, as custodian for the Security Depository, and registered in the name of the Security Depository or a nominee of the Security Depository, duly executed by the Issuers and authenticated by the Indenture Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Indenture Trustee and the Security Depository or its nominee as hereinafter provided. The Indenture Trustee shall not be liable for any error or omission by the Security Depository in making such record adjustments and the records of the Indenture Trustee shall be controlling with regard to the Note Principal Balance of Class A-1 Notes and Class A-2 Notes hereunder.

         Each Global Note shall represent such of the Outstanding Class A-1 Notes or Class A-2 Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of Outstanding Class A-1 Notes and Class A-2 Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Class A-1 Notes and Class A-2 Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Class A-1 Notes and Class A-2 Notes represented thereby shall be made by the Indenture Trustee, or by the Note Registrar at the direction of the Indenture Trustee, in accordance with instructions given by the Holder thereof.

         Except as set forth in Section 3.06, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Security Depository or to a successor of the Security Depository or its nominee.

         (b) Book-Entry Provisions. This Section 2.02(b) shall apply only to the Rule 144A Global Notes deposited with or on behalf of the Security Depository.

         The Issuers shall execute and the Indenture Trustee shall, in accordance with this Section 2.02(b), authenticate and deliver one Global Note for the Class A-1 Notes and one Global Note for the Class A-2 Notes which (i) shall be registered in the name of the Security

Depository or the nominee of the Security Depository and (ii) shall be delivered by the Indenture Trustee to the Security Depository or pursuant to the Security Depository's instructions or held by the Indenture Trustee as custodian for the Security Depository.

         Agent Members shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Security Depository or by the Indenture Trustee as custodian for the Security Depository or under such Global Note, and the Security Depository may be treated by the Issuers, the Indenture Trustee and the Class A Note Insurer and any agent of the Issuers, the Indenture Trustee or the Class A Note Insurer as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Indenture Trustee or the Class A Note Insurer or any agent of the Issuers, the Indenture Trustee or the Class A Note Insurer from giving effect to any written certification, proxy or other authorization furnished by the Security Depository or impair, as between the Security Depository and its Agent Members, the operation of customary practices of such Security Depository governing the exercise of the rights of a Note Owner.

         The Note Registrar, the Indenture Trustee and the Class A Note Insurer shall be entitled to treat the Security Depository for all purposes of this Indenture (including the payment of principal of and interest on the Class A-1 Notes and Class A-2 Notes and the giving of instructions or directions hereunder) as the sole Holder of the Class A-1 Notes and Class A-2 Notes, and shall have no obligation to the Note Owners of Class A-1 Notes or Class A-2 Notes.

         The rights of Note Owners of Class A-1 Notes and Class A-2 Notes shall be exercised only through the Security Depository and shall be limited to those established by law and agreements between such Note Owners of Class A-1 Notes and Class A-2 Notes and the Security Depository and/or the Agent Members pursuant to the Note Depository Agreement. The initial Security Depository will make book-entry transfers among the Agent Members and receive and transmit payments of principal of and interest on the Class A-1 Notes and Class A-2 Notes to such Agent Members with respect to such Global Notes.

         Whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Class A Notes evidencing a specified percentage of the Outstanding amount of the Class A Notes, the Security Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners of Class A-1 Notes or Class A-2 Notes and/or Agent Members owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         (c) Definitive Notes. Except as provided in this Section 2.02 and in Sections 3.06 and 3.10, Holders of the Class A-1 Notes and Class A-2 Notes will not be entitled to receive physical delivery of Definitive Notes. Holders of the Class A-3 Notes and the Class B Notes will only be entitled to receive Definitive Notes, and will not be entitled to hold such Notes as Book-Entry Notes at any time.

                                  ARTICLE III

                           TERMS OF NOTES; TRANSFERS

     Section 3.01. Payment of Principal and Interest. (a) Principal payments on the Notes, to the extent that Available Funds are available for the payments thereof, in an amount equal to the Basic Principal Payment and the Supplemental Principal Payment will be made on each Payment Date to the Holders in accordance with Section 12.02(d) and Section 6.08.

         (b) Each Class of Notes shall be entitled to receive payments of interest on their respective Note Principal Balances on each Payment Date as provided herein at the Class A-1 Note Interest Rate, the Class A-2 Note Interest Rate, the Class A-3 Note Interest Rate or the Class B Note Interest Rate, as applicable, from the Closing Date until the Note Principal Balance of each such Class is reduced to zero or until payment is provided therefor as set forth in
Article XIV. After the initial Payment Date, payments of interest accrued on each Class of Notes and payable on each Payment Date will be calculated on the Note Principal Balance of each Class of Notes as of the immediately preceding Payment Date after giving effect to any payments of principal on such immediately preceding Payment Date. With respect to the initial Payment Date, interest will be calculated on the Note Principal Balance of each Class of Notes from the Closing Date through the day preceding the initial Payment Date. All computations of interest accrued on any Note shall be made on the basis of a 360-day year consisting of 12 thirty-day months.

         (c)      If the entire amount of the Class A-1 Note Interest, Class A-2
Note Interest, Class A-3 Note Interest or Class B Note Interest that is due on any Payment Date shall not have been punctually made or duly provided for when and as due (after giving effect to any applicable cure or grace period), then interest on the applicable Overdue Interest shall accrue (to the extent permitted by law), from the date such amount was due until paid, at the Class A-1 Note Interest Rate, Class A-2 Note Interest Rate, Class A-3 Note Interest Rate or the Class B Note Interest Rate, as applicable.

         (d) The rights of the Holders of the Class B Notes to receive payments of principal and interest in respect of the Class B Notes on any Payment Date, Stated Maturity Date or Redemption Date shall be subordinated to the rights of the Holders of Class A Notes to receive payments of principal and interest in respect of the Class A Notes on such Payment Date, Stated Maturity Date or Redemption Date and certain other payments as set forth in Section 12.02(d) and Section 6.08.

     Section 3.02. Payments to Holders. (a) Holders of Notes of each Class shall, subject to the priorities and conditions set forth in Section 12.02(d) or
Section 6.08, be entitled to receive payments of interest and principal on each Payment Date (including any Overdue Interest, Overdue Basic Principal Payments and Deferred Supplemental Principal Payments). Any payment of interest or principal payable with respect to the Notes on the applicable Payment Date shall be made to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in
Section 3.02(c).

         (b) All reductions in the Note Principal Balance of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

         (c) The Indenture Trustee shall pay to each Holder of record as of the related Record Date either (i) by wire transfer, in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to related Payment Date (which instructions shall remain in effect for subsequent Payment Dates unless revoked by such Holder), or (ii) if the Indenture Trustee has not received timely written instructions regarding the account of a Holder, by check mailed to such Holder at the address of such Holder appearing in the Note Register, the amounts to be paid to such Holder pursuant to such Holder's Notes; provided, that so long as the Notes are registered in the name of the Security Depository such payments shall be made to the nominee thereof in immediately available funds.

         (d) Unless the Controlling Party otherwise directs in the case of an acceleration of the Notes following the occurrence of an Event of Default,
(a) all payments of principal and interest with respect to the Class A-1 Notes, the Class A-2 Notes and the Class B Notes shall be payable solely from amounts held in the NARCAT Collection Account or, in the case of the Class A-1 Notes and the Class A-2 Notes, from amounts funded under the Class A Note Policy, and (b) all payments of principal and interest with respect to the Class A-3 Notes shall be payable solely from amounts held in the CARCAT Collection Account or from amounts funded under the Class A Note Policy.

     Section 3.03. Execution, Authentication, Delivery and Dating. (a) The Notes shall be executed by an Authorized Officer of each of the Issuers. The signature of each such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of any individual who was, at the time of execution thereof, an Authorized Officer of an Issuer, shall bind such Issuer, notwithstanding the fact that such individual ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.

         (b) At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Notes executed by an Authorized Officer of each of the Issuers to the Indenture Trustee for authentication, and the Indenture Trustee, upon receipt of the Notes and of an Issuer Order, shall authenticate and deliver such Notes; provided, however, that the Indenture Trustee shall not authenticate the Notes on the Closing Date unless and until it shall have received the documents listed in Section 4.01.

         (c) Notes issued upon transfer, exchange or replacement of other Notes (such other Notes, "Predecessor Notes") shall be issued in authorized denominations reflecting the Note Principal Balance so transferred, exchanged or replaced, but shall represent only the Note Principal Balance so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article III, such Note Principal Balance shall be divided among the Notes delivered in exchange therefor.

         (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, substantially in the form provided for herein, executed by the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such executed certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered.

     Section 3.04. Temporary Notes. Except for Book-Entry Notes, temporary
Notes shall be issuable in any authorized denomination, and substantially in the form of the Definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Issuers. Every such temporary Note shall be executed by an Authorized Officer of each of the Issuers and authenticated by the Indenture Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Definitive Notes. Without unreasonable delay the Issuers will execute and deliver to the Indenture Trustee Definitive Notes (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than in the case of Notes in global form) may be surrendered in exchange therefor, at the Corporate Trust Office, and the Indenture Trustee shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Definitive Notes. Such exchange shall be made by the Issuers at their own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Definitive Notes authenticated and delivered hereunder.

     Section 3.05. Registration, Registration of Transfer and Exchange. (a) The Indenture Trustee (the "Note Registrar") shall cause to be kept at its Corporate Trust Office a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee shall provide for the registration of the Notes and the registration of transfers of such Notes.

         If a Person other than the Indenture Trustee is appointed by the Issuers as Note Registrar, the Issuers will give each of the Indenture Trustee, the Class A Note Insurer and the Holders prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee, the Class A Note Insurer and each Holder shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee, the Class A Note Insurer and each Holder shall have the right to rely upon a certificate executed on behalf of the Note Registrar by a Responsible Officer thereof as to the names and addresses of the Holders and the principal amounts and the amounts and number of such Notes.

         (b) Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 3.05.

         (c) Each purchaser of Class A-1 Notes, Class A-2 Notes and Class B Notes will be deemed to have represented and agreed as follows (terms used in this section that are defined in Rule 144A or the Securities Act are used herein as defined therein):

                           (i) The purchaser understands that the Notes will be offered and may be resold by the Initial Purchasers only to QIBs pursuant to Rule 144A.

                           (ii) The purchaser is (i) purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion, (ii) a QIB, and any such account is a QIB,
         (iii) aware that the sale to it is being made in reliance on Rule 144A, and (iv) (or such account is) acquiring such Notes for investment and not with a view to, or for offer or sale in connection with, any distribution or fractionalization thereof or with any intention of reselling the Notes or any part thereof, subject to any requirement of law that the disposition of its property or the property of such account or accounts be at all times within its or their control and subject to its or their ability to resell such Notes pursuant to Rule 144A.

                           (iii) The purchaser understands that the Notes have not been registered under the Securities Act, and that if in the future it decides to reoffer, resell, pledge or otherwise transfer such Notes it will do so only (i) pursuant to Rule 144A to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, purchasing for its own account or for the account of a QIB, whom the Holder has informed that such reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A or to the Issuers pursuant to the terms of this Indenture, or (ii) pursuant to another exemption available under the Securities Act as evidenced by an opinion of counsel acceptable to the Issuers and the Indenture Trustee.

                           (iv) The purchaser understands that the Notes will bear legends to the following effect unless the Issuers determine otherwise consistent with applicable Law:

                           THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES (1) THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT (A) TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT, OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR TO AN ISSUER PURSUANT TO THE TERMS OF THE INDENTURE OR (B) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AS EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE INDENTURE TRUSTEE AND THE ISSUERS, AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TO BE

                           TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THE INDENTURE RELATED TO THIS NOTE CONTAINS A PROVISION REQUIRING THE INDENTURE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN IN VIOLATION OF THE FOREGOING. EACH TRANSFEREE ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT TO THE ISSUERS THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT, A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB OR A PERMITTED TRANSFEREE AS SPECIFIED IN THE ABOVE-REFERENCED OPINION OF COUNSEL.

                           THE INFORMATION CONTAINED IN THIS NOTE IS THE EXCLUSIVE RESPONSIBILITY OF THE ISSUERS AND HAS NOT BEEN REVIEWED OR APPROVED BY THE NATIONAL BANKING AND SECURITIES COMMISSION OF MEXICO (COMISION NACIONAL BANCARIA Y DE VALORES DE MEXICO). THE REGISTRATION IN THE SPECIAL SECTION OF THE NATIONAL SECURITIES REGISTRY, HANDLED BY THE NATIONAL BANKING AND SECURITIES COMMISSION OF MEXICO, DOES NOT IMPLY CERTIFICATION CONCERNING THE VALIDITY OF THE NOTES OR THE SOLVENCY OF THE ISSUERS.

                           THE NOTES HAVE NOT BEEN REGISTERED IN THE SECURITIES SECTION OF THE MEXICAN NATIONAL SECURITIES REGISTRY, AND, THEREFORE, THEY ARE NOT SUBJECT TO A PUBLIC OFFERING OR PLACEMENT IN MEXICO. ANY MEXICAN INVESTOR WHO ACQUIRES ANY OF THE NOTES WILL DO SUCH UNDER ITS OWN RESPONSIBILITY.

                           (v) If the purchaser is acquiring any Note as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.

                           (vi) The purchaser is a QIB purchasing for its own account or for the account of another QIB and it, and such other person (if applicable), are aware that the sale to it is being made in reliance on Rule 144A.

                           (vii) The purchaser acknowledges that transfers of the Notes shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Indenture.

                           (viii) Either (A) that the purchaser (or the account, as applicable) will not acquire the Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the U.S. Tax Code (each such entity, a "Benefit Plan") or (B) no non-exempt "prohibited transaction" under Section 406 of ERISA or
         Section 4975 of the U.S.

         Tax Code will occur in connection with the purchaser's or such account's acquisition or holding of the Notes.

                           (ix) The purchaser acknowledges that (A) none of the Issuers, the Manager, the Servicer, the Initial Purchasers, the Class A Note Insurer or any person representing any of them has made any representation to it with respect to the Issuers, the Manager, the Servicer, the Class A Note Insurer or the offering of the Notes other than the information which is contained in the Offering Memorandum, and
         (B) the purchaser has had access to such financial and other information concerning the Issuers, the Manager, the Servicer, the Class A Note Insurer and the offering of the Notes as it has deemed necessary in connection with its decision to purchase the Notes, including an opportunity to ask questions of and request information from the relevant Initial Purchaser, the Issuers, the Manager, and the Servicer.

                           (x) The purchaser acknowledges that the Issuers, the Initial Purchasers and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuers and the applicable Initial Purchaser.

         In addition to the above representations, each purchaser of Class B Notes will also be deemed to have represented and agreed that, notwithstanding anything in the Indenture to the contrary, no transfer or issuance of any Class B Note or any interest in any Issuer or any direct or indirect interest therein shall be made (i) that would result in there being more than one hundred (100) owners in the aggregate of the Class B Notes and equity owners of any of the Issuers, or (ii) to any beneficial owner of an interest in a partnership, grantor trust or S corporation (herein referred to as a "Flow-through entity") which Flow-through entity's ownership, directly or indirectly through other Flow-through entities, of Notes constitutes fifteen percent (15%) or more, measured by value, of such Flow-through entity's assets. The purchaser either acknowledges that it is not a Flow-through entity, or, if it is a Flow-through entity, it shall provide a description of the structure of such Flow-through entity to the Issuers on its Investment Letter.

         (d) Each purchaser of Class A-3 Notes in Canada will be required to execute an Investment Letter in the form attached as Exhibit A-2 prior to purchasing Class A-3 Notes. Each purchaser of Class A-3 Notes will also be deemed to have represented and agreed as follows:

                           (i) The purchaser is a resident of Canada for the purposes of the Income Tax Act (Canada).

                           (ii) The purchaser is a resident of one of the provinces or territories of Canada and is a person or company to whom the Class A-3 Notes may be offered and sold in reliance upon an exemption from the prospectus requirements of the securities legislation of one or more of the provinces or territories in which the offering and sale of the Class A-3 Notes is, or is deemed to be, taking place.

                           (iii) The purchaser is a "qualified institutional buyer" as defined in Rule 144A.

                           (iv) The purchaser is basing its investment decision solely on the Canadian Offering Memorandum and not on any other information concerning the Issuers or the Offering.

                           (v) The purchaser has reviewed and acknowledges the terms referred to under the heading "Resale Restrictions" in the Canadian Offering Memorandum.

         (e) Other than with respect to Book-Entry Notes, at the option of a Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like Note Principal Balance and Class upon surrender of the Notes to be exchanged at the Corporate Trust Office. Whenever any Notes are so surrendered for exchange, the Issuers shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         (f) Other than with respect to Book-Entry Notes, any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer substantially in the form of the assignment included as part of Exhibit B-1, B-2, B-3 or B-4 hereto duly executed. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid, joint and several obligations of the Issuers, evidencing the same rights, and entitled to the same benefits under this Indenture, as the Class of Notes surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuers and the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.06 not involving any transfer.

         The Notes have not been and will not be registered under the Securities Act, and, except for the registration with the Special Section of the Mexican National Securities Registry (Registro Nacional de Valores or RNV), the Notes will not be registered or qualified (including any qualification by prospectus for distribution to the public) under the securities laws of any state, Canadian province or other jurisdiction. The Notes generally may be transferred only to a QIB. In addition, the Class A-3 Notes may be transferred only to Persons who are residents of Canada for purposes of the Canadian Tax Act and meet certain requirements under applicable Canadian securities legislation.

     Section 3.06. Transfer and Exchange. (a) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Security Depository, in accordance with this Indenture and the procedures of the Security Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global
Note in accordance with the transfer restrictions set forth in the legend in subsection (c)(iv) of Section 3.05.

         (b) Transfer and Exchange from Definitive Notes to Definitive Notes. When Definitive Notes are presented by a Holder to the Note Registrar with a request:

                           (i) to register the transfer of Definitive Notes in the form of other Definitive Notes; or

                           (ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Note Registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Notes presented or surrendered for register of transfer or exchange:

                                    (A)      shall be duly endorsed or
                           accompanied by a written instruction of transfer in form satisfactory to the Note Registrar duly executed by such Holder or by his attorney, duly authorized in writing;

                                    (B)      if such Definitive Note is being
                           transferred to a QIB in accordance with Rule 144A, a certification to that effect from such Holder (in substantially the form of Exhibit A-1 or Exhibit A-2, as applicable, hereto); or

                                    (C)      if such Definitive Note is being
                           transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit A-1 or Exhibit A-2, as applicable, hereto) and an opinion of counsel from such Holder or the transferee reasonably acceptable to the Issuers, the Class A Note Insurer (in the case of a proposed transfer of a Class A Note and so long as no Class A Note Insurer Default shall have occurred and is continuing) and the Indenture Trustee to the effect that such transfer is in compliance with the Securities Act.

                                    (D)      in the case of a transfer of the
                           Class A-3 Notes, such transfer shall be to a resident of Canada for the purposes of the Income Tax Act (Canada) and pursuant to an exemption order for the prospectus requirements of the securities legislation of the provinces or territories in Canada in which such transaction is taking place.

         (c) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture, a Global Note may not be transferred as a whole except by the Security Depository to a nominee of the Security Depository or by a nominee of the Security Depository to the Security Depository or another nominee of the Security Depository or by the Security Depository or any such nominee to a successor Security Depository or a nominee of such successor Security Depository.

         (d) Other than as specified in the Purchase Agreements, the Initial Purchasers shall not be required to deliver, and neither the Issuers nor the Indenture Trustee shall demand therefrom, any of the certifications or opinions described in this Section 3.06 in connection with the initial issuance of the Notes and the delivery thereof by the Issuers.

     Section 3.07. Mutilated, Destroyed, Lost or Stolen Notes. (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee to hold each of the Issuers and the Indenture Trustee harmless, then, in the absence of actual notice to the Issuers or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuers shall execute, and the Indenture Trustee shall authenticate and deliver upon an Issuer Order, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and Class and principal balance bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become subject to receipt of payment in full, instead of issuing a new Note, the Indenture Trustee may make a payment with respect to such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such new Note or payment with respect to a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for receipt of payments such original Note, the Issuers, the Class A Note Insurer (in the case of any Class A Note) and the Indenture Trustee shall be entitled to recover such new Note (or such payment) from the Person to whom it was delivered or any Person taking such new Note from such Person, except a bona fide purchaser, and each of the Issuers, the Class A
Note Insurer (in the case of any Class A Note) and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage or cost incurred by the Issuers, the Class A Note Insurer or the Indenture Trustee in connection therewith.

         (b) Upon the issuance of any new Note under this Section 3.07, the Issuers or the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         (c) Every new Note issued pursuant to this Section 3.07 in lieu of any destroyed, lost or stolen Note shall constitute an original additional joint and several contractual obligation of the Issuers, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         (d) The provisions of this Section 3.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment with respect to mutilated, destroyed, lost or stolen Notes.

     Section 3.08. Persons Deemed Holders. Before due presentment for registration of transfer of any Note, the Issuers, the Class A Note Insurer, the Indenture Trustee and any agent of any Issuer, the Class A Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered or in whose name any beneficial interest of a Note is registered pursuant to
Section 3.05 as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments with respect to principal and interest on such Note and (b) on any date for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuers, the Class A Note Insurer, the Indenture Trustee nor any agent of any Issuer, the Class A Note Insurer or the Indenture Trustee shall be affected by any notice to the contrary.

     Section 3.09. Cancellation of Notes. All certificated Notes surrendered for payment, registration of transfer, exchange or prepayment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it; provided, that no Class A Note shall be canceled if such payment is made from funds paid under the Class A Note Policy until the Class A Note Insurer has confirmed to the Indenture Trustee in writing that it has received all Reimbursement Obligations. The Issuers may at any time deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuers may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 3.09 except as expressly permitted by this Indenture. All canceled Notes shall be held and disposed of by the Indenture Trustee in accordance with its standard retention and disposal policy.

     Section 3.10. Definitive Notes. The Class A-3 Notes and the Class B Notes will be issued as Definitive Notes and will not at any time that such Notes are Outstanding be issued to the Securities Depository or its nominee. The Class A-1 Notes and Class A-2 Notes will be issued as Definitive Notes, rather than to the Securities Depository or its nominee, only if (a) the Issuers advise the Note Registrar in writing that the Securities Depository is no longer willing or able to discharge properly its responsibilities as the Securities Depository with respect to the Book-Entry Notes and the Issuers are unable to locate a qualified successor, (b) the Issuers, at their option, elect to terminate the book-entry system through the Securities Depository or (c) after the occurrence of an Event of Default, Holders representing at least a majority of the outstanding principal amount of the Class A-1 Notes or the Class A-2 Notes, as applicable, advise the Issuers through the Securities Depository in writing that the continuation of a book-entry system through the Securities Depository (or a successor thereto) is no longer in such Holders' best interest. Upon the occurrence of any of the events described in this paragraph, the Issuers will be required to notify the Note Registrar, and the Note Registrar will be required to notify all Holders of Class A-1 Notes and Class A-2 Notes through participants of the availability of Definitive Notes. Upon surrender by the Securities Depository of its Book-Entry Notes and receipt of instructions for reregistration, the Issuers will reissue the Book-Entry Notes as Definitive Notes to the Class A-1 Holders and Class A-2 Holders in the amounts specified in the reregistration instructions.

     Section 3.11. Tax Treatment. (a) The Issuers have structured the transactions represented by this Indenture and the Notes with the intention that the Notes be treated, for all purposes, as indebtedness. Each Holder by its acquisition of a Note agrees, for all purposes, to treat the Notes as indebtedness. Each provision of the Indenture, the Purchase Agreements and the Notes shall be construed in accordance with this intention, and no party to the Indenture or a Purchase Agreement and no Holder shall take, fail to take or permit to be taken any act that may be inconsistent with this statement of intention. Without limiting the generality of the preceding sentence, under no circumstances will any of the Issuers, the Indenture Trustee or the Holders elect to treat any Issuer as a corporation for U.S. federal income tax purposes; further, an election shall be filed to cause NARCAT Mexico to be treated as a disregarded entity (or, if contrary to the intent of the parties, the Notes were determined not to constitute indebtedness for federal income tax purposes, as a partnership) for U.S. federal income tax purposes.

         (b) No ownership interest in any Note or shall be issued, sold, transferred, listed or otherwise exchanged at any time on an established securities market, including (i) a national securities exchange registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") or exempted from registration because of the limited volume of transactions; (ii) a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfied regulatory requirements that are analogous to the regulatory requirements under the 1934 Act applicable to exchanges described in clause (i); (iii) a regional or local exchange; or (iv) an over-the-counter market, as the terms in clauses (i), (ii), (iii) and (iv) are defined for purposes of Section 7704 of the Internal Revenue Code of 1986, as amended (the "U.S. Tax Code").

         (c) Notwithstanding anything in the Indenture to the contrary, no transfer or issuance of any Class B Note or any interest in any Issuer or any direct or indirect interest therein shall be made (i) that would result in there being more than one hundred (100) owners in the aggregate of the Class B Notes and equity owners of any of the Issuers, or (ii) to any beneficial owner of an interest in a partnership, grantor trust or S corporation (herein referred to as a "Flow-through entity") which Flow-through entity's ownership, directly or indirectly through other Flow-through entities, of Notes constitutes fifteen percent (15%) or more, measured by value, of such Flow-through entity's assets.

         (d) Based upon representations made by the Issuers, no "interests in real property," secure the Notes. The term "interests in real property" includes fee ownership and co-ownership of land or improvements thereon, leaseholds of land or improvements thereon, options to acquire land or improvements thereon, and options to acquire leaseholds of land or improvements thereon. The term also includes timeshare interests that represent an undivided fractional fee interest, or undivided leasehold interest, in real property, and that entitle the holders of the interests to the use and enjoyment of the property for a specified period of time each year. The term "real property" means land or improvements thereon, such as buildings or other inherently permanent structures thereon (including items which are structural components of such buildings or structures). In addition, the term "real property" includes interests in real property. Local law definitions will not be controlling for purposes of determining the meaning of the term "real property." The term includes, for example, the wiring in a building, plumbing systems, central heating or central air-conditioning machinery, pipes or ducts, elevators or escalators installed in the building, or other items which are structural components of building or other permanent structure. The term does not include assets accessory to the operation of a business, such as machinery, printing press, transportation equipment which is not a structural component of the building, office equipment, refrigerators, individual air-conditioning units, grocery counters, furnishings of a motel, hotel, or office building, etc., even though such items may be termed fixtures under local law.

         (e) Each purchaser shall, on or prior to the date the first payment becomes due after the date that it becomes a purchaser, and thereafter within 30 days after requested in writing by NARCAT or the Indenture Trustee and within a reasonable period of time (but in no event later than the day before the date of the next payment due to such purchaser on the Notes) after a change in the information on any form previously delivered, provide NARCAT and the Indenture Trustee with (i) if such purchaser is a "United States person" under
Section 7701(a)(30) of the U.S. Tax Code (other than a purchaser who is a corporation whose name contains the words "insurance company," "reinsurance company," "assurance company," "Corporation" or "Inc.") a properly completed Internal Revenue Service Form W-9 or any successor form prescribed by the Internal Revenue Service or
(ii) if such purchaser is not a "United States person" under Section 7701(a)(30) of the U.S. Tax Code, (x) a properly completed Internal Revenue Service Form W-8BEN or any successor form prescribed by the Internal Revenue Service, certifying that such purchaser is entitled to benefits under an income tax treaty to which the United States is a party which provides a complete exemption from United States withholding taxes, (y) a properly completed Internal Revenue Service Form W-8ECI or any successor form prescribed by the Internal Revenue Service, certifying that the income receivable under the Notes or any other Transaction Document is effectively connected with the conduct by such Person of a trade or business in the United States or (z) if such purchaser is not a "bank" within the meaning of Section 881(c)(3)(A) of the U.S. Tax Code, a certificate substantially in the form of Exhibit D-1 or D-2, as applicable, completed Internal Revenue Service Form W-8BEN or any successor form prescribed by the Internal Revenue Service, certifying that such purchaser is not a United States person under Section 7701(a)(30) of the U.S. Tax Code; provided that if there is a change in the information on any form previously delivered by a purchaser and such purchaser is not eligible to provide any replacement form (and if applicable, replacement certificate) hereunder, such purchaser shall notify NARCAT and the Indenture Trustee of such event no later than the day before the date of the next payment due to such purchaser on the Notes. In regard to any non-U.S. holder of a Note that is treated as a partnership for U.S. income tax purposes, the above requirements shall be satisfied by the beneficial owners of interests in such non-U.S. holder (looking through partners that are foreign intermediaries or flow-through entities).

         (f) The Indenture Trustee shall not file any election under Treasury Regulations Section 301.7701-3 to cause the Indenture to be treated as an association taxable as a corporation.

     Section 3.12. Withholding Taxes. (a)(i) The Issuers agree to make interest payments to the Holders so that the net amounts received by the Holders, after the withholding of any taxes ("Mexican Withholding Taxes") required by Mexico's Federal Income Tax Law on interest payments made by NARCAT Mexico, will equal the amounts that the Holders would have received if no withholding had been required, and (ii) NARCAT Mexico agrees to pay to the Mexican taxing authorities (as a portion of Tax Payment Amounts in Section 6.08 or Section 12.02(d), as applicable) such amounts as shall be required to comply with NARCAT Mexico's obligation to pay Mexican Withholding Taxes on a timely basis.

         (b) If either (i) a court or the Internal Revenue Service determines that Taxes must be withheld on interest payments made by NARCAT to Holders who are nonresidents and who are not citizens of the United States, or
(ii) Taxes must be withheld on interest payments made by CARCAT to Holders who are not residents of Canada within the meaning of the Canada Tax Act, then payments of interest to such nonresident Holders will be reduced to the extent required to pay such taxes, notwithstanding any other provision of this Indenture.

         (c) The Class A Note Policy does not cover any shortfalls resulting from withholding tax liability or interest or penalties in respect of such liability.

                                   ARTICLE IV

           AUTHENTICATION AND DELIVERY OF NOTES; POST-CLOSING FILINGS

     Section 4.01. General Provisions. The Notes shall be executed by Authorized Officers of each of the Issuers and delivered to the Indenture Trustee for authentication and thereupon the same shall be authenticated and delivered by the Indenture Trustee upon an Issuer Order upon receipt by the Indenture Trustee of the following:

                  (a) copies of each of the Transaction Documents, duly executed and delivered by each of the parties thereto (other than the Indenture Trustee);

                  (b) a Board Resolution of each of the Issuers, the Servicer, the Manager and each Seller authorizing, as applicable, the execution, delivery and performance of the Transaction Documents to which it is a party and the transactions contemplated thereby;

                  (c) a certificate or other official document evidencing any authorization, approval or consent of each government body or bodies required for valid issuance of such Notes or the execution, delivery and performance of any of the Transaction Documents;

                  (d) one or more Opinions of Counsel with respect to each Issuer, each Seller, Holdco, the Servicer and the Manager, as applicable (which may rely upon one or more Officer's Certificates from the related Person as to matters of fact and which may be based on such assumptions and subject to such exceptions, limitations and qualifications as are customarily contained in opinions of this nature) substantially to the effect that, and with such modifications as may be necessary under the laws of Canada and Mexico, (i) such Person has been duly formed and is validly existing and in good standing under the laws of the respective jurisdiction identified in this Indenture and is duly qualified to do business in said jurisdiction and has the power and authority to enter into and perform its obligations under the Transaction Documents to which such Person is a party; (ii) this Indenture and each other Transaction Document to which such Person is a party (other than the Notes) has been duly authorized, executed and delivered by such Person and constitutes the valid, legal and binding agreement of such Person, enforceable in accordance with its terms;
         (iii) with respect to each Issuer, the Notes have been duly authorized by such Issuer and, when issued and authenticated in accordance with the terms of the Indenture, will be valid and binding, joint and several obligations of the Issuers enforceable in accordance with their terms; (iv) the execution, delivery and performance by such Person of its obligations under the Indenture, the Notes or any other Transaction Document to which such Person is a party will not conflict with or violate any of the organizational documents of such Person or any applicable Law or order, rule or regulation of any court, administrative agency or other governmental authority having jurisdiction over such Person; (v) no consent, approval or authorization of any governmental authority is required for the execution and delivery by such Person of the Indenture, the Notes or any other Transaction Document to which such Person is a party except as shall have been therefore received and except as may be required under the securities or "blue sky" laws of various jurisdictions in connection with the delivery of the Notes; (vi) such Person has full power and authority to assign, pledge, hypothecate and deposit all of its right, title and interest in and to the Leases, the Railcars and the other Collateral owned thereby to the Issuers, in the case of the Sellers, and to the Indenture Trustee, in the case of the Issuers, free from any Lien (other than any Permitted Lien), security interest, encumbrance or other right, title or interest of any person, subject, however, to the rights of the Lessees in the Railcars under the related Leases; (vii) to the extent Article 9 of the UCC is applicable, the Indenture, together with the filing of UCC-1 financing statements in the filing offices to be identified in such opinion or opinions is effective to Grant to and create in favor of the Indenture Trustee for the benefit of the Secured Parties as security for the Notes, a perfected security interest in the Leases, the Railcars and the other Collateral owned by such Issuer; (viii) the offer and sale of the Notes under the circumstances contemplated by each Purchase Agreement is exempt from the registration requirements of the Securities Act, and no qualification of the Indenture is required under the Trust Indenture Act of 1939, as amended; and (ix) with respect to each Issuer, such Issuer is not an "investment company" required to register as such under the Investment Company Act of 1940, as amended;

                  (e) an Opinion of Counsel with respect to certain matters relating to filings required to be made with the STB in respect of the security interest of the Indenture Trustee in each Railcar and any related Existing Lease (other than Excepted Leases) (which opinions may rely upon one or more Officer's Certificates from the related Issuer as to matters of fact and which may be based on such assumptions and subject to such exceptions, limitations and qualifications as are customarily contained in opinions of this nature) and substantially to the effect that (a) the U.S. Filed Documents have been prepared for filing with the STB in compliance with the relevant STB Filings Requirements; (b) except for the filing of the U.S. Filed Documents, no consent, approval, authorization or order of, or registration with, the STB or with any other governmental authority or regulatory body is required with respect to perfection of the assignments of the Existing Leases and the security interest in the Existing Leases and the Railcars contemplated by the Indenture; (c) other than the U.S. Filed Documents and such exceptions as may be agreed upon by the Class A Note Insurer, no document evidencing a Lien and encumbrance on, or security interest in, the Initial Railcars appears in the recordation files and records maintained by the STB pursuant to the relevant STB filing requirements; and (d) under the relevant STB filing requirements, upon the STB's recordation of the U.S. Filed Documents, such filing and recordation constitutes notice to, and such U.S. Filed Documents will be enforceable against, all persons (subject to such exceptions as may be agreed upon by the Class A Note Insurer and no other filing, depositing, registering or recording under any law of the United States, a state within the United States (or its political subdivisions) or territory or possession of the United States, is necessary to protect the interests of the parties to the U.S. Filed Documents in the Initial Railcars, and no re-recording, re-filing or re-registering of any of the foregoing documents with the STB is necessary to continue such notice and enforceability under present law and regulations;

                  (f) an Opinion of Counsel with respect to certain matters relating to filings required to be made with the Canadian Regulator in respect of the security interest of Indenture Trustee in each Canadian Railcar and Canadian Lease (which opinions may rely upon one or more Officer's Certificates from CARCAT as to matters of fact and which may be based upon such assumptions and subject to such exceptions, limitations and qualifications as are customarily contained in opinions of this nature) and substantially to the effect that

                           (i) the Canadian Filed Documents have been prepared for filing with the Canadian Regulator in compliance with the requirements of the Canadian Regulator;

                           (ii) the deposit of the Canadian Filed Documents will protect the rights of the Indenture Trustee in and to the Canadian Railcars and Canadian Leases and no other filing, recording, deposit or registration is necessary in Canada or in any province or territory thereof to protect such rights;

                           (iii) the Canadian Filed Documents are valid against all persons; and

                           (iv)     no document evidencing a currently
                  outstanding lease, mortgage, hypothec, bailment or security interest or any amendment or assignment thereto was located in the database maintained by the Canadian Regulator with respect to the Railcars;

                  (g) an Opinion of Counsel (which may rely upon one or more Officer's Certificates as to matters of fact and which may be based on such assumptions and subject to such exceptions, limitations and qualifications as are customarily contained in opinions of this nature) substantially to the effect that, in the event that The Andersons were to become a debtor under the bankruptcy laws of the United States or Canada, a court would not order the substantive consolidation of Holdco, any Seller or any Issuer with any such debtor;

                  (h) an Officer's Certificate of each Issuer stating that such Issuer is not in Default under this Indenture and there is no Event of Default hereunder and that the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, such Issuer's Certificate of Formation or other corporation formation document, as applicable, or operating agreement or other organizational or constitutional document, as applicable, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Issuer is a party or by which such Issuer is bound, or any order of any court or administrative agency entered in any Proceeding to which such Issuer is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with and an Officer's Certificate of each Seller to the effect that all of such Seller's representations and warranties in the Sale Agreements were accurate as of the time made;

                  (i) a copy of an officially certified document, dated not more than 30 days prior to the Closing Date, evidencing the due organization and good standing of each Issuer, the Servicer, the Manager and each Seller in their respective jurisdictions of incorporation or formation, as applicable;

                  (j) copies of the corporate formation documents of each Issuer, the Servicer, the Manager and each Seller;

                  (k)      the initial Lease and Railcar Schedule;

                  (l)      except in respect of those Leases identified on
         Schedule IV hereto, the sole original executed counterpart of each Lease, including any amendments or modifications thereto, subject to such exceptions as shall have been approved by the Controlling Party, as provided in Section 7.13 (and the Indenture Trustee shall have delivered to the Servicer, the Manager, the Issuers, the Class A Note Insurer and the Holders a certificate in the form attached hereto as Exhibit C to the effect that the Indenture Trustee has received each such Lease);

                  (m) evidence that the Indenture Trustee has established the Collection Accounts, the Cash Collateral Accounts, the Operating Expense Reserve Account (including the NARCAT OER Subaccount and the CARCAT OER Subaccount), the Prefunding Account and the Policy Payment Account (including the NARCAT Policy Payment Subaccount and the CARCAT Policy Payment Subaccount) and evidence of the funding of the Cash Collateral Accounts and the Prefunding Account;

                  (n) a certificate from each Issuer to the effect that, in the case of each Lease, Railcar and other Railcar Assets being transferred pursuant to its related Sale Agreement immediately prior to the delivery thereof to the Indenture Trustee:

                           (i) each Issuer (A) is the owner of each Lease and Railcar transferred to it pursuant to its respective Sale Agreement free from any Lien, security interest, encumbrance or other right, title or interest of any Person known to the Issuer, other than the rights of the Lessee or sublessee under the Lease and the security interest assigned to the Indenture Trustee pursuant to the Indenture, (B) has not assigned any interest or participation in such Lease or Railcar (or, if any such interest or participation has been assigned, it has been released), and (C) has full right to Grant such Lease and Railcar to the Indenture Trustee;

                           (ii) the information set forth with respect to each such Lease, Railcar and other Railcar Assets transferred to it pursuant to its respective Sale Agreement in the initial Lease and Railcar Schedule is correct in all material respects;

                           (iii) the Issuer has Granted to the Indenture Trustee all of its right, title, and interest in each Lease, Railcar and other Railcar Assets transferred to it pursuant to its respective Sale Agreement; and

                           (iv) each lease, railcar and other related asset transferred to it pursuant to its respective Sale Agreement constitutes a Lease, Railcar or Railcar Asset;

                  (o) a rating letter issued by each of the Rating Agencies to the Issuers, the Class A Note Insurer and the Indenture Trustee assigning a rating to the Class A Notes of "AAA" by S&P and "AAA" by Fitch and a rating to the Class B Notes of "B" by S&P;

                  (p) such lien searches and releases of liens as the Indenture Trustee or the Class A Note Insurer deems necessary to establish that the Non-Mexican Collateral of each Issuer and the Seller (including, without limitation, the Non-Mexican Collateral owned by each Issuer on the Closing Date) are free and clear of any Liens other than Permitted Liens;

                  (q) appraisals of the Railcars issued by RailSolutions, Inc., and D. W. Beary & Associates, Inc., together with letters reaffirming the values set forth therein as of January 30, 2004; and

                  (r) such other documents as the Indenture Trustee, the Class A Note Insurer or the Holders may reasonably require.

         Section 4.02. Post-Closing Filings. Each Issuer shall file, or cause to be filed, no later than the Closing Date, the applicable UCC financing statements described below:

                  (a) to perfect the U.S. Seller's transfer pursuant to the NARCAT Sale Agreement of its interest in the U.S. Article 9 Assets to NARCAT, a UCC financing statement in Delaware (the state in which the U.S. Seller is organized), naming the U.S. Seller as debtor, NARCAT as intermediate assignor and the Indenture Trustee as secured party;

                  (b) to perfect NARCAT's pledge of its interest in the U.S. Article 9 Assets to the Indenture Trustee pursuant to the Indenture, a UCC financing statement in Delaware (the state in which NARCAT is organized), naming NARCAT as debtor and the Indenture Trustee as secured party;

                  (c) to perfect (to the extent effective) the Canadian Seller's transfer pursuant to the CARCAT Sale Agreement of its interest in the Canadian Article 9 Assets to CARCAT, a UCC financing statement in each of the District of Columbia and Ohio, naming the Canadian Seller as debtor, CARCAT as intermediate assignor and the Indenture Trustee as secured party;

                  (d) to perfect (to the extent effective) CARCAT's pledge of its interest in the Canadian Article 9 Assets to the Indenture Trustee pursuant to the Indenture, a UCC financing statement in each of the District of Columbia and Ohio, naming CARCAT as debtor and the Indenture Trustee as secured party;

                  (e) to perfect (to the extent effective) the Mexican Seller's transfer pursuant to the NARCAT Mexico Sale Agreement of its interest in the Mexican Article 9 Assets to NARCAT Mexico, a UCC financing statement in each of the District of Columbia and Ohio, naming the Mexican Seller as debtor, NARCAT Mexico as intermediate assignor and the Indenture Trustee as secured party;

                  (f) to perfect (to the extent effective) NARCAT Mexico's pledge of its interest in the Mexican Article 9 Assets to the Indenture Trustee pursuant to the Indenture, a UCC financing statement in each of the District of Columbia and Ohio, naming NARCAT Mexico as debtor and the Indenture Trustee as secured party;

                  (g) to perfect the transfer to the Canadian Seller pursuant to the Asset Purchase Agreement of its interest in the Canadian Railcars and Canadian Leases, a financing statement filed pursuant to the Personal Property Security Act (Nova Scotia) naming 3079936 Nova Scotia Company as assignor/debtor and the Canadian Seller as assignee/secured party;

                  (h) to perfect the Canadian Seller's transfer pursuant to the CARCAT Sale Agreement of its interest in the Canadian Railcars and Canadian Leases to CARCAT, a financing statement filed pursuant to the laws of the Personal Property Security Act (Nova Scotia) naming the Canadian Seller as assignor/debtor and CARCAT as assignee/secured party; and

                  (i) to perfect CARCAT's pledge of its interest in the Canadian Railcars and Canadian Leases to the Indenture Trustee pursuant to the Indenture, a financing statement pursuant to the Personal Property Security Act (Nova Scotia) naming CARCAT as debtor and the Indenture Trustee as secured party.

                                    ARTICLE V

                           SATISFACTION AND DISCHARGE

     Section 5.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer and exchange or payment) with respect to any Notes and the Indenture Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Notes and shall pay, assign, transfer and deliver to the Issuers upon an Issuer Order acknowledged and agreed to in writing by the Controlling Party all cash, securities and other property held by it as part of the Collateral (except for amounts required to pay and discharge the entire remaining indebtedness of the Notes), when

                  (a)      either

                           (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07, and (B) Notes for whose payment money has theretofore been deposited in trust as provided in
                  Section 11.03) have been delivered to the Indenture Trustee for cancellation; or

                           (ii) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuers have irrevocably deposited or caused to be deposited with the Indenture Trustee, in trust for the purpose, an amount sufficient to pay and discharge the principal amount, interest and premium, if any, due on such Notes not theretofore delivered to the Indenture Trustee for cancellation; and

                  (b) payment in full of (i) all fees and expenses of the Indenture Trustee, the Servicer, the Manager, the Backup Servicer and the Backup Manager, (ii) all amounts owing to the Class A Note Insurer (including, without limitation, any early termination fee payable under the Insurance Agreement) and (iii) all other obligations of the Issuers under the Transaction Documents.

     Section 5.02. Application of Trust Money. Subject to the last paragraph of
Section 11.03, all monies deposited with the Indenture Trustee pursuant to
Section 5.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee; but such money need not be segregated from other funds except to the extent required herein or to the extent required by law.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

     Section 6.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events:

                  (a) failure of the Issuers to make any payment of interest on the Class A Notes when due on any Payment Date or, if no Class A Notes shall then be Outstanding, failure of the Issuers to make any payment of interest on the Class B Notes when due on any Payment Date;

                  (b) after giving effect to all Basic Principal Payments, any Supplemental Principal Payments, and any Scheduled Class B Payments made on any Payment Date, the Note Principal Balance of all Notes is greater than the Stated Value of all Eligible Railcars as of the immediately preceding Accounting Date;

                  (c) default in the performance, or breach, of any material covenant, agreement, or other obligation of any Issuer in any Transaction Document or any representation or warranty (other than a covenant or warranty default in the performance of which or breach of which is specifically dealt with elsewhere in this Section 6.01) of any Issuer in any Transaction Document proves to be incorrect at the time made in any

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

         material respect, and continuance of such default or breach for a period of 30 days after the earlier of (i) actual knowledge by any of the Issuers, the Manager or the Servicer or (ii) there shall have been given to the Issuers by the Indenture Trustee or to the Issuers and the Indenture Trustee by the Controlling Party, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (d) the entry of a decree or order for relief by a court having jurisdiction over any Issuer under the United States Bankruptcy Code or in a Canadian Insolvency Proceeding or any other applicable federal, state or foreign bankruptcy or insolvency law, or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) of such Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such involuntary decree or involuntary order unstayed and in effect for a period of 30 consecutive days;

                  (e) the institution by any Issuer of Proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency Proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the United States Bankruptcy Code or any other applicable federal, state or foreign law, the commencement of a Canadian Insolvency Proceeding by or against any Issuer or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of such Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of action by any Issuer in furtherance of any such action;

                  (f) the Indenture shall cease to be in full force and effect or the Liens in existence and in connection therewith cease to be valid, first priority perfected security interests in the Issuers' interests in the Non-Mexican Collateral, subject only to Permitted Liens;

                  (g) any Issuer becomes required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (h) a writ of attachment or similar action or process has been filed against a Collection Account, a Cash Collateral Account, the Operating Expense Reserve Account (including the NARCAT OER Subaccount or the CARCAT OER Subaccount), the Policy Payment Account (including the NARCAT Policy Payment Subaccount or the CARCAT Policy Payment Subaccount), the Prefunding Account or any Lockbox Account, or any other component of the Collateral and such writ or other action or process shall not have been stayed or dismissed within 30 days from the entry thereof;

                  (i) entry of final judgment of a court of competent jurisdiction against any of the Issuers in an amount exceeding $1,000,000, which judgment remains unsatisfied and unstayed for a period exceeding 30 days from the entry thereof;

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

                  (j) NARCAT becomes subject to taxation as an association (or publicly traded partnership) taxable as a corporation, or any other Issuer becomes subject to taxation as an association (or publicly traded partnership) under the U.S. Tax Code;

                  (k)      any draw on the Class A Note Policy;

                  (l) failure to have repaid any Note in full on the Stated Legal Maturity Date;

                  (m) the occurrence of a reportable event (within the meaning of Section 4043 of ERISA) with respect to any Benefit Plan, or the occurrence of any event or condition with respect to a Benefit Plan which reasonably could be expected to result in the imposition of a Lien on all or part of any Collateral;

                  (n) a Manager Event of Termination has occurred and is continuing and (i) the Backup Manager has not assumed the duties of Manager and (ii) the Controlling Party is unable to find an acceptable replacement Manager who succeeds to the role of "Manager" within 30 days after the Indenture Trustee gives notice of such termination as provided in the Management Agreement;

                  (o) a Servicer Event of Termination has occurred and is continuing and (i) the Backup Servicer has not assumed the duties of Servicer and (ii) the Controlling Party is unable to find an acceptable replacement Servicer who succeeds to the role of "Servicer" within 30 days after the Indenture Trustee gives notice of such termination as provided in the Servicing Agreement; or

                  (p) any failure to pay income or withholding taxes following notice to an Issuer from the relevant governmental agency and the expiration of any statutory grace periods, which has given rise to the ability of a relevant governmental agency to perfect a governmental Lien on all or any material part of the Collateral.

     Section 6.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default pursuant to Section 6.01(a)-(c) or (f)-(p) occurs and is continuing, then and in every such case the Indenture Trustee with the consent of the Controlling Party may, and at the direction of the Controlling Party shall, declare the principal of all the Notes to be immediately due and payable, by a notice in writing to the Issuers, the Class A Note Insurer and the Holders. Upon any such declaration such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived. If an Event of Default pursuant to Section 6.01(d) or (e) occurs and is continuing, then in such case the principal of all the Notes shall be automatically due and payable without any presentment, demand, protest or other notice of any kind (an "Automatic Acceleration").

         At any time after such a declaration of acceleration has been made, but before any Sale of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article VI provided, the Controlling Party, by written notice to the Issuers and the Indenture Trustee, may rescind and annul such declaration and its consequences (except that in the case of (A) a default (i) in payment of interest when due or (ii) in payment of principal on the Stated Legal Maturity Date with respect to the Class A Notes (unless the payment in question has been made by the Class A Note Insurer pursuant to the Class A Note Policy) or, (B) if no Class A Notes are Outstanding, a payment default on the Class B Notes, the consent of all of the Holders of such Class shall be required to rescind and annul such a declaration and its consequences) if

                  (a) the Issuers have paid or deposited with the Indenture Trustee a sum sufficient to pay:

                           (i) all interest which has been become due and payable on all Class A Notes or, if no Class A Notes are Outstanding, the Class B Notes,

                           (ii) the principal of any Class A Notes or, if no Class A Notes are Outstanding, the Class B Notes, which has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes,

                           (iii) to the extent that payment of such interest is lawful, interest upon Overdue Interest on the Notes at the rate borne by such Notes to the date of such payment or deposit, and

                           (iv) all sums paid or advanced by the Indenture Trustee, the Class A Note Insurer or any Holder hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Class A Note Insurer and the Holders, their agents and counsel to the date of such payment or deposit;

                  and

                  (b) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 6.15.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Section 6.03. Payment Obligations upon Acceleration. Each Issuer covenants that if an Event of Default shall occur and be continuing with respect to any Notes, and the Notes have been declared due and payable and such declaration has not been rescinded and annulled, or there has been an Automatic Acceleration, the Issuers will, upon demand of the Indenture Trustee (acting at the direction of the Controlling Party), pay to the Indenture Trustee, for the benefit of the Holders of Notes and the Class A Note Insurer, the whole amount then due and payable on such Notes for principal and interest, with interest upon any Overdue Basic Principal Payment and Deferred Supplemental Principal Payment and, to the extent that payment of such interest shall be legally enforceable, upon Overdue Interest, at the Overdue Rate, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection,

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

including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

     Section 6.04. Remedies. If an Event of Default shall have occurred and be continuing, the Indenture Trustee, in its own name and as trustee of an express trust, may, with the consent of the Controlling Party, or shall, acting at the direction of the Controlling Party, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Notes, payable to the Class A Note Insurer and otherwise payable under this Indenture, whether by declaration or otherwise, prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuers and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuers, wherever situated;

                  (b) proceed to protect and enforce its rights and the rights of the Holders, by such appropriate Proceedings as may be consented to or directed by the Controlling Party, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power Granted herein, or to enforce any other proper remedy;

                  (c) sell the Collateral or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                  (d) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (e) notify Lessees to make payments directly on such account as shall be designated by the Controlling Party (the Indenture Trustee to use Lessee contact information provided to it by the Controlling Party);

                  (f) appoint by instrument in writing one or more receivers, managers or receivers and managers of one or more of the Issuers or any or all of the Collateral with such rights, powers and authority (including any or all of the rights, powers and authority of the Indenture Trustee under this Indenture) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time. To the extent permitted by applicable Law, any receiver, manager or receiver and manager appointed by the Indenture Trustee will (for purposes relating to responsibility for the receiver's, manager's or receiver and manager's acts or omissions) be considered to be the agent of the applicable Issuer and not of the Indenture Trustee, the Class A Note Insurer or any of the Holders;

                  (g) apply to a court of competent jurisdiction for the appointment of a receiver, a manager or a receiver and manager of one or more of the Issuers or of any or all of the Collateral; and

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

                  (h) exercise any remedies of a secured party under the Uniform Commercial Code or other applicable Law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Class A Note Insurer or the Holders of the Notes hereunder.

     Section 6.05. Optional Preservation of Collateral. If (a) an Event of Default shall have occurred and be continuing and (b) no Automatic Acceleration has occurred, and no Notes have been declared due and payable or such declaration and its consequences have been annulled and rescinded, the Indenture Trustee, upon direction from the Controlling Party, by giving written notice of such election to the Issuers, shall take possession of and retain the Collateral intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article XII of this Indenture. If the Indenture Trustee is unable to or is stayed from giving such notice to the Issuers for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any Collateral remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuers from the Controlling Party.

     Section 6.06. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to any Issuer or any other obligor upon any of the Notes or the property of any Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuers for the payment of Overdue Basic Principal Payments or Overdue Interest) shall be entitled and empowered, to intervene, at the direction of the Controlling Party, in such Proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07), the Class A Note Insurer and of the Holders allowed in such judicial Proceeding, and

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by the Class A Note Insurer and each Holder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Class A Note Insurer or the Holders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses,

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

disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07.

         Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of the Class A
Note Insurer or any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of the Class A Note Insurer or any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of the Class A Note Insurer or any Holder in any such Proceeding.

     Section 6.07. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of actions and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes and the Class A Note Insurer.

     Section 6.08. Application of Money Collected. (a) If the Notes have become accelerated pursuant to Section 6.02, any money collected by the Indenture Trustee pursuant to this Article VI, and all monies available in the Collection Accounts shall be applied (after giving effect to the Source of Funds Requirements and any transfers made pursuant to the Funds Transfer Agreement, unless otherwise directed by the Controlling Party) in the following order on each Payment Date (it being understood that if the Notes have not been accelerated pursuant to Section 6.02, Available Funds shall be distributed pursuant to Section 12.02(d)):

                  (i) to the Tax Payment Recipients, any Tax Payment Amounts then due and owing by any Issuer;

                  (ii) to the Indenture Trustee, the Backup Manager and the Backup Servicer, pari passu, all fees and expenses related to the exercise of remedies under any Transaction Document (up to a maximum of $150,000 or such higher amount as may be consented to by the Controlling Party) and the Trustee Fee, the Backup Manager Fee and the Backup Servicer Fee, respectively;

                  (iii) to the Lessees entitled thereto, any Railroad Mileage Credits to which they are entitled under the Leases;

                  (iv) to the Class A Note Insurer and the Indenture Trustee, pari passu, all out-of-pocket expenses incurred in connection with the transition to a successor Manager; provided, however, that the aggregate amount payable under this clause, together with any corresponding payments paid in accordance with Section 12.02(d) with respect to any one such transition shall not exceed $200,000;

                  (v)      to the Manager, the Manager Fee;

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

                  (vi) to the Manager for reimbursement for Operating Expenses made by the Manager in excess of amounts available therefor which are held in the Operating Expense Reserve Account; provided, however, that the aggregate amount payable on any Payment Date pursuant to this clause, together with any corresponding payments paid in accordance with Section 12.02(d), shall not exceed the Capped Manager Reimbursement;

                  (vii) to the Class A Note Insurer and the Indenture Trustee, pari passu, all out-of-pocket expenses incurred in connection with the transition to a successor Servicer; provided, however, that the aggregate amount payable under this clause, together with any corresponding payments paid in accordance with Section 12.02(d), with respect to any one such transition shall not exceed $100,000;

                  (viii)   to the Servicer, the Servicer Fee;

                  (ix) to the Indenture Trustee, for deposit in the Operating Expense Reserve Account, the applicable Operating Expense Deposit Amounts for the CARCAT OER Subaccount and the NARCAT OER Subaccount, subject to the provisions of Section 12.04(a);

                  (x) to the Holders of the Class A Notes, pari passu, an amount equal to the Class A Note Interest; provided, however, that, notwithstanding the foregoing, the Class A Note Insurer shall be entitled to receive, to the extent of Available Funds, all Incremental Class A Interest and all Class A Overdue Interest to the extent of any interest payments made by the Class A Note Insurer under, and in compliance with, the Class A Note Policy and interest thereon accruing at the Overdue Rate;

                  (xi) to the Class A Note Insurer, accrued Premium due with respect to the Class A Note Policy, reimbursement of any claims under the Class A Note Policy with respect to draws to pay Class A Note Interest, including any Class A Overdue Interest owed with respect thereto, any Incremental Class A Interest and, in an amount not to exceed $50,000 in any calendar year, any other fees, expenses and indemnities owing to the Class A Note Insurer, together in each case with any interest thereon;

                  (xii) to the Indenture Trustee, for deposit to the NARCAT Cash Collateral Account and the CARCAT Cash Collateral Amount, pari passu, such amounts necessary to cause the amounts held therein to equal the Required NARCAT Cash Collateral Amount and the Required CARCAT Cash Collateral Amount, respectively;

                  (xiii) to the Holders of the Class A Notes, pari passu, any remaining amounts until the Note Principal Balance of all Class A Notes has been reduced to zero;

                  (xiv) to the extent not previously paid, to the Class A Note Insurer, the amount of any unreimbursed claims paid by the Class A Note Insurer under the Class A Note Policy with respect to principal on the Class A Notes, and any fees, expenses and indemnities owing to the Class A Note Insurer, together in each case with any interest owed thereon;

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

                  (xv) to the Holders of the Class B Notes, pari passu, an amount equal to the accrued but unpaid Class B Note Interest;

                  (xvi) to the Holders of the Class B Notes, pari passu, any remaining amounts until the Note Principal Balance of the Class B Notes has been reduced to zero;

                  (xvii) to the Indenture Trustee, the Backup Manager, the Backup Servicer and the Class A Note Insurer, pari passu, any fees, expenses and indemnities owing thereto but not previously paid;

                  (xviii) to the Manager, any expenses, indemnities and reimbursement payments owing thereto but not previously paid;

                  (xix) to the Servicer, any expenses, indemnities and reimbursement payments owing thereto but not previously paid;

                  (xx)     to the Manager, the Supplemental Manager Fee; and

                  (xxi)    to the Issuers.

         Notwithstanding any other provision of this Indenture, funds paid to the Issuers pursuant to clause (xxi) above automatically shall be released from the Lien of this Indenture.

         In making the withdrawals and payments required by this Section 6.08, the Indenture Trustee shall act in accordance with the Monthly Servicer Report and shall be fully protected in relying thereon, unless (x) a Responsible Officer has actual knowledge to the contrary or the Controlling Party has notified the Indenture Trustee that a Servicer Event of Termination has occurred and is continuing and has given instructions contrary to those contained in the Monthly Servicer Report, or (y) no Monthly Servicing Report has been delivered or the Controlling Party has instructed the Indenture Trustee that the Monthly Servicer Report is incorrect, in which case the Indenture Trustee shall rely upon the written instructions of the Controlling Party, and shall be fully protected in relying thereon.

     Section 6.09. Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Indenture Trustee and the Class A Note Insurer of a continuing Event of Default;

                  (b) the Controlling Party shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

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                  (c)      such Holder or Holders have offered to the Indenture
         Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceedings; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Controlling Party;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes and it being further understood that nothing in this Section 6.09 shall be deemed to permit any action prohibited by Section 15.13.

     Section 6.10. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, but subject to the priorities of payment provided for herein, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note as such principal and interest become due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     Section 6.11. Restoration of Rights and Remedies. If the Indenture Trustee, the Class A Note Insurer or any Holder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, the Class A Note Insurer or to such Holder, then and in every case the Issuers, the Class A Note Insurer, the Indenture Trustee and the Holders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Class A Note Insurer and the Holders shall continue as though no such Proceeding had been instituted.

     Section 6.12. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Class A Note Insurer or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 6.13. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee, the Class A Note Insurer or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article VI or by law to the Indenture Trustee, the Class A Note Insurer or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Class A Note Insurer or by the Holders, as the case may be.

     Section 6.14. Control by Controlling Party. The Controlling Party shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided that with respect to the Notes:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Indenture Trustee need not take any action which the Indenture Trustee in good faith, by a Responsible Officer or Responsible Officers of the Indenture Trustee, determines might involve it in liability or be unjustly prejudicial to the Holders not consenting (unless the Indenture Trustee is furnished with the reasonable indemnity referred to in Section 6.14(c)); and

                  (c) the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f).

     Section 6.15. Waiver of Past Defaults. The Controlling Party, by written notice to the Issuers and the Indenture Trustee, may, on behalf of the Class A
Note Insurer and all Holders, waive any past Default or Event of Default hereunder and its consequences, except a Default or Event of Default:

                  (a) (I) in (i) the payment of the principal of any Note at the Stated Legal Maturity Date or (ii) the payment of interest with respect to the Class A Notes when due, unless, in either case, such amounts have been paid by the Class A Note Insurer (in which case, the Controlling Party may waive such Default an Event of Default); or (II) if no Class A Notes are Outstanding, a payment default on the Class B Notes; or

                  (b) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such Default or Event of Default (and any Event of Default arising from any such Default) shall cease to exist and shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 6.16. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Indenture Trustee or the Class A Note Insurer, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or premium, if any, or interest on any Note on or after the Stated Legal Maturity Date expressed in such Note.

     Section 6.17. Waiver of Stay or Extension Laws. Each of the Issuers covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein Granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     Section 6.18. Sale of Collateral. (a) The power to effect any sale (a "Sale") of any Collateral pursuant to Section 6.04 shall not be exhausted by any one or more Sales as to any Collateral remaining unsold, but shall continue unimpaired until all of the Collateral shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. It is hereby expressly agreed that the Indenture Trustee is not limited to any amount fixed by law as compensation for any Sale.

         (b) The Indenture Trustee or the Class A Note Insurer may bid for and acquire any Collateral in connection with a public Sale thereof, and in lieu of paying cash therefor, may make settlement for the purchase price by crediting against amounts owing on the Notes or other amounts secured by this Indenture, all or part of the net proceeds of such Sale after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee in connection with such Sale. The purchase by the Indenture Trustee or the Class A Note Insurer of any or all of the Collateral shall not be deemed a Sale or disposition thereof for purposes of Section 6.18(a). The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Indenture Trustee and the Class A Note Insurer may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

         (c) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any of the Collateral in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuers to transfer and convey its interest in any of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. Such power of attorney shall be deemed coupled with an interest and be irrevocable. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

     Section 6.19. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Class A Note Insurer or the Holders shall be impaired by the recovery of any judgment by the Indenture Trustee against any Issuer or by the levy of any execution under such judgment upon any of the Collateral or upon any of the assets of any Issuer.

                                   ARTICLE VII

                              THE INDENTURE TRUSTEE

     Section 7.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default known to the Indenture Trustee as provided in subsection (e) below:

                  (i) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture.

         (b) If an Event of Default known to the Indenture Trustee as provided in subsection (e) below has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section 7.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee under this Indenture; and

                  (iv) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 7.01.

         (e) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(d) or 6.01(e), any Default described in Section 6.01(c), any Servicer Termination Event, any Manager Termination Event or any Rapid Amortization Event unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any such event is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes, the Issuers, the Collateral or this Indenture.

         (f) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial Proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Issuers in and to the Collateral following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Collateral to another Person, the acquisition of the Collateral by the Indenture Trustee with respect to the Collateral (or the proceeds thereof), and the rights of the Holders shall continue to be governed by the terms of this Indenture.

         (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

     Section 7.02. Notice of Defaults, Events of Default, Servicer Termination Events, Manager Events of Termination and Rapid Amortization Events. Within two Business Days after the occurrence of any Default, Event of Default, Servicer Termination Event, Manager

Event of Termination or Rapid Amortization Event known to the Indenture Trustee, the Indenture Trustee shall transmit by facsimile communication confirmed by mail to the Class A Note Insurer and by mail to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Default, Event of Default, Servicer Termination Event, Manager Event of Termination or Rapid Amortization Event known to the Indenture Trustee, unless such Default, Event of Default, Servicer Termination Event, Manager Event of Termination or Rapid Amortization Event shall have been cured or waived.

     Section 7.03. Certain Rights of Indenture Trustee. Except as otherwise provided in Section 7.01,

                  (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of any Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Indenture Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Class A Note Insurer or any of the Holders pursuant to this Indenture, unless the Class A Note Insurer or such Holders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, at the direction of the Controlling Party, shall make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of each Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

                  (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 7.04. Not Responsible for Recitals or Issuance of Notes. (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuers, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or condition of the Collateral or any part thereof, or as to the title of the Issuers thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by any Issuer of Notes or the proceeds thereof or of any money paid to any Issuer under any provisions hereof.

         (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Indenture Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Railcar or Lease, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Collateral to the Indenture Trustee or of any intervening assignment, the review of any Lease (it being understood that the Indenture Trustee has not reviewed and does not intend to review the substance or form of any such Lease) the performance or enforcement of any Lease, the compliance by the Issuers, the Sellers, the Manager or the Servicer with any covenant or the breach by the Issuers, the Sellers, the Manager or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Accounts, the Cash Collateral Accounts, the Operating Expense Reserve Account (including the NARCAT OER Subaccount and the CARCAT OER Subaccount) or the Prefunding or any loss resulting therefrom, the acts or omissions of the Issuers, the Class A Note Insurer, the Sellers, the Manager, the Servicer, or any Lessee, any action of the Servicer, the Manager or the Sellers taken in the name of the Indenture Trustee, or the validity of the Servicing Agreement, the Management Agreement or the Sale Agreements.

         (c) The Indenture Trustee shall not have any obligation or liability under any Lease by reason of or arising out of this Indenture or the Granting of a security interest in such Lease hereunder or the receipt by the Indenture Trustee of any payment relating to any Lease pursuant hereto, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuers under or pursuant to any Lease, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease.

     Section 7.05. May Hold Notes. The Indenture Trustee, the Servicer, the Manager, any Paying Agent, the Note Registrar or any other agent of the Issuers, in its individual or any other capacity, may become the owner or pledgee of Notes and if operative, may otherwise deal with the Issuers with the same rights it would have if it were not Indenture Trustee, Servicer, Manager, Paying Agent, Note Registrar or such other agent.

     Section 7.06. Money Held in Trust. Money held in trust by the Indenture Trustee or any Paying Agent hereunder need not be segregated from other funds except to the extent required herein or required by law. The Indenture Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuers or provided herein.

     Section 7.07. Compensation and Reimbursement. The Issuers agree, jointly and severally, to make payment to the Indenture Trustee of the following (provided that any amounts payable below shall be paid only pursuant to Section 12.02(d) or Section 6.08 or from other funds available to the Issuers that are not subject to the Lien of the Indenture):

                  (a) the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, such amount as may be necessary to reimburse the Indenture Trustee upon its request for all extraordinary out-of-pocket expenses (including, without limitation, any out-of-pocket expenses incurred in connection with providing copies of the Transaction Documents and other documents to the Secured Parties and other interested parties), disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of the Indenture Trustee's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) such amount as may be necessary to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     Section 7.08. Corporate Indenture Trustee Required; Eligibility. There shall at all times be a Indenture Trustee hereunder which shall be a national banking association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by federal or state authority, satisfactory to the Controlling Party and having an office within the United States of America. If such national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.08, the combined capital and surplus of such national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VII.

     Section 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VII shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 7.10.

         (b) The Indenture Trustee may resign at any time by giving 30 days' prior written notice thereof to the Issuers, the Class A Note Insurer and each Holder. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Indenture Trustee.

         (c) The Indenture Trustee may be removed at any time by the Controlling Party by notice delivered to the Indenture Trustee and to the Issuers.

         (d) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any reason, the Controlling Party shall promptly appoint a successor Indenture Trustee. Such successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Controlling Party. If no successor Indenture Trustee shall have been so appointed by the Controlling Party within one year after such resignation, removal or incapability or the occurrence of such vacancy, and shall have accepted appointment in the manner hereinafter provided, any Holder who has been a Registered Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (e) The Issuers shall give notice to each of the Holders in the manner provided in Section 15.04 of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

     Section 7.10. Acceptance of Appointment by Successor. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuers, the Class A Note Insurer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on request of the Issuers or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its reasonable charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuers shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be eligible under this Article VII.

     Section 7.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any entity into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder; provided such entity shall be otherwise qualified and eligible under this Article VII, without the execution or filing of any paper or any further act on the part of any of the parties hereto, and notice thereof shall be provided by the Indenture Trustee to the Holders and the Class A Note Insurer. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

     Section 7.12. Co-trustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Issuers and the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee or of the Controlling Party, the Issuers shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee, either to act as co-trustee, jointly with the Indenture Trustee of any or all of the Collateral, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section
7.12. If the Issuers do not join in such appointment within 30 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment.

         Should any written instrument from the Issuers be reasonably required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuers.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (i) The Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee;

                  (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

                  (iii) The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuers evidenced by a Board Resolution with respect to each Issuer, may accept the resignation of or remove any co-trustee or separate trustee, appointed under this Section 7.12, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuers. Upon the written request of the Indenture Trustee, the Issuers shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee that has so resigned or been removed may be appointed in the manner provided in this Section 7.12;

                  (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such trustee hereunder nor shall the Indenture Trustee be liable by reason of any act or omission of any co-trustee or separate trustee selected by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.14; and

                  (v) Any Act of Holders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 7.13. Indenture Trustee to Hold Original Leases; Indenture Trustee Check-In Procedures. (a) The Indenture Trustee shall hold each original counterpart of a Lease that may from time to time be delivered to the Indenture Trustee in accordance with this Indenture, the Servicing Agreement or the Management Agreement, until such time as such Lease is released from the Lien of this Indenture pursuant to the terms of this Indenture.

         (b) Prior to the Closing Date, the Indenture Trustee checked in the Initial Existing Leases pursuant to the procedures set forth in the Bailee Letter. The Indenture Trustee shall perform a check-in of all (i) Prefunded Existing Leases, by the fifth Business Day after the receipt of such Prefunded Existing Leases and the Prefunded Lease and Railcar Schedule (and an electronic copy of such Prefunded Lease and Railcar Schedule), and (ii) Subsequent Leases, by the fifth Business Day after the receipt of such Subsequent Leases and an updated Lease and Railcar Schedule (and an electronic copy of such Lease and Railcar Schedule). Upon the completion of each check-in, the Indenture Trustee shall deliver via facsimile to the Servicer, the Manager, the Issuers, the Class A Note Insurer and the Holders a certification in substantially the form attached hereto as Exhibit C to the effect that (except for original counterparts of Leases identified on Schedule IV hereto or as described on the deficiency report attached thereto (the "Lease Exception Report")) (i) the Indenture Trustee has received the original counterparts for each Lease listed on the related Lease and Railcar Schedule or Prefunded Lease and Railcar Schedule, as applicable, and it is holding such Leases as Indenture Trustee for the benefit of the Holders, (ii) such documents have been reviewed by it and do not appear on their face to have been mutilated, damaged, torn or otherwise physically altered and relate to such Lease identified in the Lease and Railcar Schedule or Prefunded Lease and Railcar Schedule, as applicable, and
(iii) the Indenture Trustee does not hold an original copy of any Lease for or on behalf of any Person other than the Secured Parties.

         (c) The Issuers shall cause the Manager to resolve any such exceptions noted in the Lease Exception Report to the Controlling Party's satisfaction, and no Lease for which exceptions remain shall be an Eligible Lease unless the Controlling Party has otherwise provided its written consent; provided that the Controlling Party's consent to any such exception shall not release the Manager from its purchase obligations under Section 4.04 of the Management Agreement arising as a result of a breach of a representation or warranty with respect to such Lease not covered by such written consent. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine the Leases to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

         (d) The Indenture Trustee shall hold the originally executed copy of each Lease that constitutes chattel paper for the purposes of the UCC until such time as such Lease is released from the Lien of this Indenture or delivered to the Servicer pursuant to the terms hereof or of the Servicing Agreement. The Indenture Trustee shall hold the Leases in the same state as the location of the Corporate Trust Office, which initially is in Minneapolis, Minnesota.

         (e) The Indenture Trustee, in its capacity as custodian of the original counterparts of the Leases, shall, upon reasonable notice, permit the Class A Note Insurer and the Holders access to the Leases at all reasonable times, upon reasonable notice and during the Trustee's normal business hours. Such access shall be afforded without charge to the Class A Note Insurer and the Holders but only upon reasonable request.

         (f) The Indenture Trustee hereby agrees to hold the originally executed copy of each Lease and the other items of Collateral it receives on behalf of the Secured Parties, and to maintain exclusive custody of any such Collateral from time to time pledged to the Indenture Trustee, on behalf of the Secured Parties. In performing its duties hereunder, the Indenture Trustee agrees to act with reasonable care, using that degree of skill and attention that a custodian would exercise with respect to files relating to all comparable collateral that it services or holds for others.

         (g) The Indenture Trustee shall segregate and maintain continuous custody of all Leases, chattel paper, documents and instruments in secure and fire resistant facilities in accordance with customary standards for such custody.

         (h) The Indenture Trustee shall (i) act exclusively as the custodian for, and the bailee of, the Secured Parties, (ii) hold each Lease, chattel paper, document and instrument received by it for the exclusive use and benefit of the Secured Parties, and (iii) make disposition thereof only in accordance with the terms of this Indenture or with written instructions furnished by the Controlling Party.

     Section 7.14. Money for Note Payments to Be Held in Trust. The Indenture Trustee agrees, subject to the provisions of this Section 7.14, that it will hold all sums held by it for the payment of principal or interest on the Notes in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

         Any money deposited with the Indenture Trustee in trust for the payment of the principal or interest on any Note and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to or at the direction of the Issuers; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuers for payment thereof, and all liability of the Indenture Trustee with respect to such trust money or the related Note shall thereupon cease; provided, however, that the Indenture Trustee, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to, or at the direction of, the Issuers. The Indenture Trustee may also adopt and employ, at the expense of the Issuers, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee at the last address as shown on the Note Register for each such Holder).

     Section 7.15. Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby represents and warrants that:

                  (a) the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has the power to own its assets and to transact the business in which it is presently engaged;

                  (b) the Indenture Trustee has the power, authority and legal right to execute, deliver and perform this Indenture and to authenticate the Notes, and the execution, delivery and performance of this Indenture and the authentication of the Notes has been duly authorized by the Indenture Trustee by all necessary corporate action;

                  (c) this Indenture, assuming due authorization, execution and delivery by the other parties hereto, constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;

                  (d) the performance by the Indenture Trustee of its obligations under this Indenture will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under, the organizational documents or bylaws of the Indenture Trustee;

                  (e) to the best of the knowledge of the Indenture Trustee, there are no proceedings or investigations to which the Indenture Trustee is a party pending, or, to the knowledge of the Indenture Trustee, threatened, before any court, regulatory body, administrative agency or other tribunal or Governmental Authority (i) asserting the invalidity of this Indenture, the Notes or any other Transaction Document, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture or any other Transaction Document or (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture, the Notes or any other Transaction Document; and

                  (f) neither the execution or delivery by the Indenture Trustee of this Indenture or any other Transaction Document nor the consummation by the Indenture Trustee of the transactions contemplated hereby or by any other Transaction Document requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Governmental Authority under any existing federal law governing the banking or trust powers of the Indenture Trustee.

     Section 7.16. Reporting by Indenture Trustee. To the extent that the Transaction Documents do not expressly require that items be delivered directly to the Class A Note Insurer by a party other than the Indenture Trustee, the Indenture Trustee shall promptly furnish to the Class A Note Insurer a copy of all reports, financial statements and notices received or prepared by the Indenture Trustee pursuant to the terms of this Indenture and the other Transaction Documents.

                                  ARTICLE VIII

                             PURCHASES AND RELEASES

     Section 8.01. Purchase of Railcars and Leases. (a) If at any time any Issuer or the Indenture Trustee discovers or is notified by the Manager that any representation or warranty of the Initial Manager contained in Section 4.03 of the Management Agreement was incorrect at the time as of which such representation or warranty was made, then the party discovering such circumstance shall promptly notify the other parties hereto and the Class A Note Insurer.

         (b) In the event that the failure of any representation or warranty of the Initial Manager contained in Section 4.03 of the Management Agreement (other than the representation and warranty set forth in Section 4.03(pp) thereof)) to be correct at the time as of which it was made materially and adversely affects the interests of the Holders of the Notes in any Railcar or Lease which is the subject of such representation or warranty, then the Issuers shall require the Initial Manager to eliminate or cure such circumstance or condition within the time period set forth in Section 4.04 of the Management Agreement. If the Initial Manager fails or is unable to cure such circumstance or condition in accordance with the Management Agreement, then the Issuers shall require the Initial Manager to take such steps as are necessary to (i) if a Lease is the subject of such representation or warranty, Purchase all of the Railcars covered by such Lease (and the related Lease and other Railcar Assets relating solely to such Railcars) at the Purchase Price in accordance with
Section 4.04 of the Management Agreement, or (ii) if a Railcar is the subject of such representation or warranty, either (A) Purchase such Railcar at the Purchase Price in accordance with Section 4.04 of the Management Agreement or
(B) provide a Substitute Railcar meeting all of the requirements of Section 4.03 of the Management Agreement, complying with the Concentration Limits and having a Stated Value which, when aggregated with the Stated Values of all other Substitute Railcars then being provided, shall be no less than the aggregate Stated Value of all Railcars then being replaced, so that the representations and warranties with respect to such Railcar or Lease, as applicable, are correct. In the event of any breach of the representation or warranty set forth in Section 4.03(pp) of the Management Agreement, the Issuers shall require the Initial Manager to Purchase or provide Substitute Railcars to the extent required to cure such breach. Upon such Purchase or substitution, the Indenture Trustee shall release the Railcar so purchased or replaced (and any related Lease and other Railcar Assets relating solely to such Railcar) from the Lien of this Indenture pursuant to Section 8.02.

         (c) In the event that the initial Servicer shall be obligated to Purchase any Railcar (and any related Lease and other Railcar Assets) pursuant to Section 4.03(b) of the Servicing Agreement, then the Issuers shall require the initial Servicer to effect such Purchase in the manner, within the time and for the Purchase Price specified in Section 4.03(b) of the Servicing Agreement. Upon such Purchase, the Indenture Trustee shall release the Railcar in question (and any related Lease and other Railcar Assets relating solely to such Railcar) from the Lien of this Indenture pursuant to Section 8.02.

         (d) In the event that the Initial Manager fails to Purchase or substitute, or the initial Servicer fails to Purchase, any Railcar (and any related Lease and other Railcar Assets) by the time required in Section 4.04(b) of the Management Agreement or Section 4.03(b) of the

Servicing Agreement, respectively, the Indenture Trustee, provided it has received notice in accordance with Section 4.04(a) of the Management Agreement or Section 4.03 of the Servicing Agreement, respectively, shall promptly notify the Class A Note Insurer of such failure.

     Section 8.02. Releases. (a) The Issuers shall be entitled to sell and obtain a release from the Lien of this Indenture (i) any Railcar with respect to which an Event of Loss shall have occurred, (ii) any Scrapped Railcar, (iii) any Railcar having a net sales price in excess of its Stated Value, if to do so would be, in the Manager's good faith determination, in the best interests of the relevant Issuer, and (iv) any Railcar required to be purchased or substituted for by the Manager in accordance with Section 4.04 of the Management Agreement or purchased by the Servicer in accordance with Section 4.03 of the Servicing Agreement; provided, however, that (A) except in the case of (x) Railcars sold subsequent to the occurrence of an Event of Loss with respect thereto, (y) Scrapped Railcars and (z) Railcars so purchased or substituted by the Manager or the Servicer, the aggregate Stated Value of the Railcars sold in such sales cannot exceed more than 10% of the sum of (I) the aggregate Stated Values of all Initial Railcars as of the Closing Date and (II) the aggregate Stated Value of all Prefunded Railcars purchased on the Prefunded Railcar Acquisition Date, and (B) in making the good faith determination referenced above, any successor to the Initial Manager shall be entitled to base such determination upon appraisals furnished by Independent Appraisers. Any such sale (other than a sale resulting from an event described in clause (i) or (iv), above) shall be made only to entities which are not Affiliates of The Andersons and only if the release of such Railcar will not result in, or exacerbate, a breach of a Concentration Limit. Any proceeds of such sale shall be deposited into the relevant Collection Account and thereafter the relevant Issuer shall be entitled to obtain a release from the Lien of the Indenture of any sold Railcar (and any related Lease and other Railcar Assets related solely to such Railcar) if such Issuer delivers to the Indenture Trustee and the Class A Note Insurer an Officer's Certificate (x) identifying the Railcars (and any related Lease and other Railcar Assets) to be released, (y) certifying that the conditions precedent to such release contained in the Transaction Documents had been complied with and (z) requesting the release thereof.

         (b) The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the Lien created by this Indenture and shall distribute any funds then on deposit in any account in accordance with the provisions of this Indenture.

         (c) The Indenture Trustee and the Class A Note Insurer shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to clauses (iii) or (iv) of Section 8.02(a), accompanied by copies of any instruments involved.

         (d)      Upon satisfaction of the conditions specified in subsection
(a) or (b), the Indenture Trustee shall release from the Lien of this Indenture and deliver to or upon the order of the Issuers the Railcars, the related Lease (if any) and the Railcar Assets relating solely to such Railcars and to the extent described in the Issuers' request for release.

        Section 8.03. Collateral. The Indenture Trustee may, and when required by the provisions of Articles VI and VIII of this Indenture shall, execute or authorize, as appropriate, instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     Section 9.01. Supplemental Indentures without Consent of Holders. (a) Without the consent of the Holders of any Notes, the Issuers and the Indenture Trustee, at any time and from time to time, but with the consent of the Class A
Note Insurer (so long as no Class A Note Insurer Default shall have occurred and be continuing), may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

                  (ii) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed, for the benefit of the Holders;

                  (iii) to evidence the succession of another Person to any Issuer, and the assumption by such successor of the covenants of such Issuer in accordance with the provisions of this Indenture;

                  (iv) to add to the covenants of the Issuers, for the benefit of the Holders of all Notes, or to surrender any right or power herein conferred upon any Issuer;

                  (v) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (vi) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Notes as evidenced by an Officer's Certificate of the Servicer;

                  (vii) to evidence the succession of the Indenture Trustee pursuant to Article VII; or

                  (viii)   to add to any Events of Default.

         (b) The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Issuers will send a copy of any such supplemental indenture to the Class A Note Insurer and each Holder promptly following the execution and delivery thereof.

     Section 9.02. Supplemental Indentures with Consent of Holders. (a) With the consent of the Controlling Party, the Issuers and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the Stated Legal Maturity Date or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or change the authorized denomination of any Note, or impair the right to institute suit for the enforcement of any such payment;

                  (ii) reduce the percentage in principal amount of the Outstanding Notes (or the Outstanding Notes of a Class), the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder or their consequences provided for in this Indenture or the consent of which is required to waive any payment default on the Notes;

                  (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                  (iv) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any Collateral or, except as otherwise provided in Section 8.02, deprive the Holder of any Note of the security afforded by the Lien of this Indenture.

         (b) Promptly after the execution by the Issuers and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Issuers shall mail to the Class A Note Insurer and the Holders of the Notes to which such supplemental indenture relates, a conformed copy of such supplemental indenture. Any failure of the Issuers to mail such conformed copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     Section 9.03. Prospective Amendment of Eligibility Criteria and Concentration Limits. Notwithstanding anything in this Article IX to the contrary, the Controlling Party has the right, without needing the consent of the Holders or the Indenture Trustee, to amend prospectively any of the Eligibility Criteria and the Concentration Limits; provided, however, that if the Controlling Party is not the Class A Note Insurer, the Rating Agency Condition shall be met in connection with any such amendment.

     Section 9.04. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive upon request, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not (except to the extent required in case of a supplemental indenture entered into under Section 9.01(a)(vii)) be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own duties or immunities under this Indenture or otherwise.

     Section 9.05. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuers shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuers, to any such supplemental indenture may be prepared and executed by the Issuers and authenticated and delivered by the Indenture Trustee in exchange for outstanding Notes.

     Section 9.07. Amendments to Other Transaction Documents. If the Indenture Trustee shall be required to consent to an amendment, restatement, supplement or other modification to any Transaction Document other than this Indenture, the Indenture Trustee shall do so only upon receiving written direction or consent from the Controlling Party; provided, however, that, if the Controlling Party is not the Class A Note Insurer, the Indenture Trustee may act without such direction or consent if the amendment, supplement or other modification is to cure any ambiguity, to correct or supplement any provision which may be defective or inconsistent with any other provisions with respect to matters or questions arising under such Transaction Document, which shall not be inconsistent with the provisions of such Transaction Document, but only if such action shall not adversely affect the interests of the Holders of the Notes or the Class A Note Insurer (in which case the Indenture Trustee shall act only at the direction of all Holders and the Class A Note Insurer adversely affected).

                                    ARTICLE X

                         REPRESENTATIONS AND WARRANTIES

     Section 10.01. Representations and Warranties. Each of the Issuers hereby jointly represents and warrants to, and agrees with, the Indenture Trustee, the Class A Note Insurer and the Holders that, as of the Closing Date:

         (a) Each Issuer has been duly organized and is validly existing and in good standing as entity of the type, and organized under the laws of the jurisdiction, identified as the outset of this Indenture, with all requisite power and authority to own its properties and to transact the business in which it is now engaged, and each such Issuer is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires it to be so qualified except where failure to so qualify would not have a Material Adverse Effect. Each Issuer has all requisite power and authority and has taken all action necessary to enter into this Indenture and the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by each Issuer of this Indenture and the other Transaction Documents are within such Issuer's powers, have been duly authorized by all necessary action and do not contravene any applicable Law, such Issuer's organizational documents or any contractual or other obligation binding on or affecting such Issuer or any of its assets. The chief place of business and chief executive office of each of each Issuers is located at the address of such Issuer referred to in Section 15.03, and the offices where such Issuer keeps all its books, records and documents relating to the Railcar Assets are located at the addresses specified in Section 15.03. The exact legal name of each Issuer is set forth on the signature page hereof and each Issuer's organizational identification number is as follows: (i) for NARCAT, 3686233, (ii) for NARCAT Mexico, none and (iii) for CARCAT, 3086095. No Issuer has changed its name, changed its corporate structure, changed its jurisdiction of organization, changed its chief place of business/chief executive office or used any name other than its exact legal name at any time during the past five years. Each Issuer has delivered to the Indenture Trustee and the Class A Note Insurer a true and correct copy of each of its organizational documents.

         (b) The performance of each Issuer's obligations under this Indenture and each other Transaction Document to which it is a party will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other as contemplated by this Indenture and the other Transaction Documents, and other than Permitted Liens) upon any of the property or assets of such Issuer pursuant to the terms of any indenture, mortgage, deed of trust, or other agreement (including the Leases) or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of any organizational document of such Issuer or any statute or any order, rule or regulation of any court or Governmental Authority having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such Governmental Authority is required for the consummation of the other transactions contemplated by this Indenture or any other Transaction Document to which such Issuer is a party except such consents, approvals and authorizations which have been obtained or such registrations or qualifications which have been made.

         (c) Each Transaction Document to which any Issuer is a party has been duly authorized, executed and delivered by such Issuer and each such Transaction Document is a valid and legally binding agreement of such Issuer, enforceable against such Issuer in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity.

         (d) All Railcars are properly registered, to the extent required pursuant to applicable Law, in jurisdictions within the United States, Canada or Mexico, in the name of the respective Lessee or the applicable Issuer, to the extent required by, and in accordance with, the laws of such jurisdiction. No Issuer has received any notice of any Event of Loss, or any event which with the passage of time or the giving of notice, or both, would constitute an Event of Loss with respect to any Railcar.

         (e) Each Issuer is the owner of each of the Railcar Assets, free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), subject however to the rights of the Lessees in the Railcars under the related Leases and the rights of sublessees, and each Issuer shall defend such Railcar Assets against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to that of the Indenture Trustee.

         (f) Each Issuer has heretofore provided to the Indenture Trustee and the Class A Note Insurer copies, or access to original copies, of all of the Leases, as amended, which copies are true and complete copies of the Leases, and the Leases have not been amended or modified subsequent to the above copies being made available to the Indenture Trustee and the Class A Note Insurer, except immaterial amendments made in the ordinary course of business or as reflected in the Lease and Railcar Schedule.

         (g) All filings and recordings required to perfect the security interest of the Indenture Trustee in the Non-Mexican Collateral will be accomplished and will be in full force and effect no later than the Closing Date or such later date as contemplated by the Transaction Documents.

         (h) The Lease and Railcar Schedule contains a complete and correct statement of the Rents payable by each Lessee specified therein, separately set forth with respect to each separate Lease and each group of Railcars, for each month for the number of months of anticipated Rents under each such Lease.

         (i)      [RESERVED.]

         (j) The Delinquency Schedule attached as Schedule V hereto contains a complete and correct statement of all Lessees that are, as of the Closing Date, delinquent in making payments of the Rents due under the related Leases and the number of days of each such delinquency.

         (k) Except with respect to Permitted Liens, this Indenture creates in favor of the Indenture Trustee, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral. The security interest in the Non-Mexican Collateral granted to the Indenture Trustee pursuant to this Indenture (i) constitutes a first priority perfected security interest with respect to such Non-Mexican Collateral under any applicable Law and (ii) will be entitled to all of the rights, benefits and priorities provided to a holder of a first priority security interest under any such applicable Law. All filings, deposits, registrations and other recordations shall have been accomplished with respect to the Indenture in the United States and Canada (and in each political subdivision thereof) as may be required by applicable Law to establish and perfect the Indenture Trustee's rights in and to the Non-Mexican Collateral therein, and any giving of notice or any other action to such end required by applicable Law has been given or taken (including, without limitation, the placement of notices in The Canada Gazette).

         (l) No Default, Event of Default, Manager Event of Termination, Servicer Event of Termination or event that with the passage of time or the giving of notice or both would constitute a Default, Event of Default, Manager Event of Termination, Servicer Event of Termination has occurred and is continuing and no Rapid Amortization Event exists.

         (m) Both before and after giving effect to the transactions contemplated by this Indenture, each Issuer is Solvent.

         (n) All information heretofore furnished by each Issuer to the Indenture Trustee and Class A Note Insurer for purposes of or in connection with this Indenture, the other Transaction Documents, or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by it hereunder will be, true, complete and correct in every material respect, on the date such information is stated or certified, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that with respect to any information received by each Issuer from the Railcar Entities, the Sellers or any Lessee and furnished to the Indenture Trustee and Class A Note Insurer, each Issuer represents that any such information, to its knowledge, is true, complete and correct in every material respect, on the date such information is stated or certified, and no such item contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading).

         (o) Each Issuer has (i) except for a filing relating to NARCAT Mexico, which will report zero tax due and owing, timely filed all federal, state and local tax returns or permitted extensions thereof in the United States and all other tax returns or permitted extensions thereof in foreign jurisdictions required to be filed, (ii) paid or made adequate provision in accordance with GAAP for the payment of all taxes, assessments and other governmental charges and (iii) accounted for the sale of the Railcar Assets hereunder, in its books and financial statements as sales, consistent with GAAP.

         (p) Each Issuer is operated in such a manner that the separate corporate existence of each Issuer, on the one hand, and the Railcar Entities and the Initial Manager or any Affiliate thereof, on the other, would not be disregarded in the event of the bankruptcy or insolvency of any of the Railcar Entities or the Initial Manager or any Affiliate thereof or any Issuer and, without limiting the generality of the foregoing:

                  (i) each Issuer is a limited purpose corporation whose activities are restricted in its organizational documents to activities related to purchasing or otherwise acquiring the Railcar Assets and related assets and rights and conducting any related or incidental business or activities it deems necessary or appropriate to carry out its primary purpose, including entering into the Indenture and the other Transaction Documents;

                  (ii) no Issuer has engaged, or presently engages, in any activity other than those activities expressly permitted hereunder and under the other Transaction Documents, nor has each Issuer entered into any agreement other than this Indenture, the other Transaction Documents to which it is a party, and with the prior written consent of the Controlling Party, any other agreement necessary to carry out more effectively the provisions and purposes hereof or thereof;

                  (iii) (A) each Issuer maintains its own deposit account or accounts, separate from those of any of its Affiliates, with commercial banking institutions, (B) the funds of each Issuer are not and have not been diverted to any other Person for any use other than the corporate use of each Issuer, and (C), except as may be expressly permitted or required by this Indenture or any other Transaction Document, the funds of each Issuer are not and have not been commingled with those of any other Person;

                  (iv) to the extent that any Issuer contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing are fairly allocated to or among such Issuer and such entities for whose benefit the goods and services are provided, and such Issuer and each such entity bears its fair share of such costs; and all material transactions between each Issuer and any of its Affiliates shall be only on an arm's-length basis;

                  (v) each Issuer maintains a principal executive and administrative office through which its business is conducted and a telephone number and stationery through which all business correspondence and communication are conducted separate from those of its Affiliates;

                  (vi) each Issuer conducts its affairs strictly in accordance with its organizational documents and observes all necessary, appropriate and customary corporate formalities, including
         (A) holding all regular and special equity holders' and directors' or managers', as applicable, meetings appropriate to authorize all company action (which, in the case of regular equity holders' and directors' or managers', as applicable, meetings, are held at least annually), (B) keeping separate and accurate minutes of such meetings, (C) passing all resolutions or consents necessary to authorize actions taken or to be taken, and (D) maintaining accurate and separate books, records and accounts, including intercompany accounts;

                  (vii) all decisions with respect to each Issuer's business and daily operations are independently made by such Issuer (although the officer making any particular decision may also be an employee, officer or director of an Affiliate of another Issuer) and are not dictated by any Affiliate of such Issuer (it being understood that the Manager, which is an Affiliate of such Issuer, will undertake and perform all of the operations, functions and obligations of it set forth in the Management Agreement and it may appoint sub-Managers, which may be Affiliates of such Issuer, to perform certain of such operations, functions and obligations and that the Servicer, which is an Affiliate of such Issuer, will undertake and perform all of the operations, functions and obligations of it set forth the Servicing Agreement and it may appoint sub-Servicers, which may be Affiliates of such Issuer, to perform certain of such operations, functions and obligations);

                  (viii) each Issuer acts solely in its own name and through its own authorized officers and agents, has not held itself out as a "division" or "part" of any other Person, and no Affiliate of such Person shall be appointed to act as its agent, except as expressly permitted by this Indenture and the other Transaction Documents;

                  (ix) no Affiliate of any Issuer advances funds to such Issuer, other than as is otherwise expressly provided herein or in the other Transaction Documents, and no Affiliate of any Issuer (other than pursuant to the express terms of the Transaction Documents) otherwise supplies funds to, or guaranties debts of, any other Issuer;

                  (x) other than organizational expenses and as expressly provided herein, each Issuer pays all expenses, indebtedness and other obligations incurred by it;

                  (xi) no Issuer guarantees, or is otherwise liable for, any obligation of any of its Affiliates (other than the other Issuers pursuant to the Transaction Documents);

                  (xii) any financial reports required of any Issuer comply with GAAP and are issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates;

                  (xiii) each Issuer is adequately capitalized to engage in the transactions contemplated in its organizational documents;

                  (xiv) no Issuer acts as agent for any of its Affiliates, but instead presents itself to the public as an entity separate from each such Affiliate and independently engaged in the business of purchasing and financing Railcar Assets;

                  (xv) NARCAT maintains a board of managers consisting of three individuals, CARCAT maintains a board of directors consisting of three individuals and NARCAT Mexico maintains a board of managers consisting of three individuals. Each Issuer's board of managers or board of directors, as applicable, includes at least one independent director or manager, as applicable, (A) who is not currently or within the preceding five years has been: (1) a stockholder, director, officer, employee, manager, or partner of The Andersons or any Affiliate of The Andersons (other than as an independent director or manager of any Issuer, Seller or Holdco), (2) a direct or indirect holder of any voting securities of The Andersons or any Affiliate of The Andersons, (3) a creditor, supplier, contractor or any other person who derives any of its purchases or revenues from its activities with The Andersons or any of The Andersons' other Affiliates, or (4) a member of the immediate family of any stockholder, director, officer, employee, partner, customer, supplier or contractor of The Andersons or any of its other Affiliates, and (B) who has (1) prior experience as an independent director for a corporation whose charter documents required the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy; and (2) is employed with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structural finance instruments, agreements or securities; and

                  (xvi)    the organizational documents of each Issuer require
         (A) the affirmative vote of an independent director or manager, as applicable, before a voluntary petition under Section 301 of the Bankruptcy Code or analogous petition under any other insolvency law may be filed by such Person, and (B) such Person to maintain correct and complete books and records of account and minutes of the meetings and other proceedings of its stockholders and board of directors or managers, as applicable.

Without limiting the foregoing, all of the factual statements and assumptions relating to each Issuer that are set forth in each of the opinions relating to bankruptcy matters and delivered pursuant to Section 4.01(f) are true and correct.

         (q) The sale, transfer, assignment and conveyance contemplated by this Indenture is not subject to and will not result in any tax, fee or governmental charge payable by any Issuer to any Governmental Authority ("Transfer Taxes"), other than Transfer Taxes which have been or will be paid by such Issuer as due. In the event that any Issuer receives actual notice of any Transfer Taxes arising out of such transfer, assignment and conveyance, on written demand by Indenture Trustee and Class A Note Insurer, or upon any Issuer otherwise being given notice thereof, such Issuer shall pay, and otherwise indemnify and hold Indenture Trustee and Class A Note Insurer harmless, from and against any and all such Transfer Taxes.

         (r)      No Issuer has any material intellectual property.

         (s) There have been no Proceedings made or brought by or against Issuers or settled or terminated in the period beginning on its date of formation, or, to the knowledge of any Issuer, threatened or contemplated, in each case that, in the reasonable judgment of any Issuer, if adversely determined, would have a Material Adverse Effect.

         (t) No Issuer maintains, participates in or contributes to any (A) deferred compensation or retirement plan or arrangement, (B) tax-qualified or nonqualified defined contribution or defined benefit plan or arrangement which is an employee pension benefit plan (as defined in Section 3(2) of ERISA), (C) employee welfare benefit plan (as defined in Section 3(1) of

ERISA), (D) phantom stock appreciation right, stock option, stock purchase or other stock based plan, or (E) any fringe benefit plan or program. No Issuer maintains or contributes to any employee welfare benefit plan that provides health, accident or life insurance benefits to former employees, their spouses or dependents, other than in accordance with Section 4980B of the U.S. Tax Code or Part 6 of Subtitle B of Title I of ERISA or other applicable Law.

         (u) No Issuer is party to, bound by, or negotiating in respect of any collective bargaining agreement or any other agreement with any labor union, association or other employee group in connection with its railcar leasing business, nor, to the knowledge of any Issuer, is any employee that primarily works in connection with its railcar leasing business represented by any labor union or similar association. No labor union or employee organization has been certified or recognized as the collective bargaining representative of any employee of such Issuer that primarily works in connection with its railcar leasing business. To the knowledge of each Issuer, there are no formal union organizing campaigns or representation proceedings in process or formally threatened with respect to any employee of each Issuer that primarily work in connection with its railcar leasing business, nor are there any existing or, to the knowledge of each Issuer, threatened at large labor strikes, work stoppages, organized slowdowns, unfair labor practice charges, or labor arbitration proceedings affecting employees of such Issuer that primarily work in connection with its railcar leasing business.

         (v) Except to the extent such matters would not have a Material Adverse Effect on the Railcar Assets:

                  (i) to the knowledge of each Issuer, the Railcar Assets owned by it are in compliance with all applicable Environmental Laws related to the Collateral. Except for matters that have been fully resolved, each Issuer has not received any written communication from any person or Governmental Authority that alleges that its operations in connection with the Collateral are not in compliance with applicable Environmental Laws;

                  (ii) to the knowledge of such Issuer, it has obtained all environmental, health and safety permits and governmental authorizations (collectively, the "Environmental Permits") necessary for the conduct of its railcar leasing business, and all such permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and to the knowledge of each Issuer, such Issuer is in compliance with all terms and conditions of the Environmental Permits; and

                  (iii) there is no Environmental Claim pending or, to the knowledge of each Issuer, threatened against or concerning the Railcar Assets.

To the knowledge of each Issuer, no release of any Hazardous Commodity has occurred on or from any of the Railcar Assets, which requires investigation, assessment, monitoring, remediation or cleanup under Environmental Laws.

         (w) Each Issuer has complied with all "bulk sales" laws of its jurisdiction of organization and principal place of business.

         (x) Each Issuer hereby jointly and severally represents and warrants to, and agrees with, the Indenture Trustee, the Class A Note Insurer and the Holders, that each Railcar and Lease included in the Collateral is an "Eligible Railcar" or "Eligible Lease," as applicable.

         (y) Each Issuer remakes each of the representations and warranties made by it in each of the other Transaction Documents to which each Issuer is a party, as if the same were set forth in full herein.

         (z) No Issuer has any Subsidiaries. No Issuer owns, beneficially or of record, any capital stock, evidences of Indebtedness or other securities of, nor has made any loans or advances to nor has any investments or interests in, any Person, other than Eligible Investments.

         (aa) No Issuer is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (bb) Since its date of formation, no Material Adverse Change has occurred with respect to any Issuer.

         (cc) The proceeds of (A) the Class A-1 Notes, Class A-2 Notes and Class B Notes shall be used solely by NARCAT and NARCAT Mexico, and (B) the Class A-3 Notes shall be used solely by CARCAT, for the purchase of the Railcar Assets, to make deposits to the Collection Accounts and, in the case of NARCAT and NARCAT Mexico, the Prefunding Account, and to pay expenses related to this Indenture and the other Transaction Documents. No Issuer will, directly or indirectly, use any portion of the proceeds of the Notes hereunder for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

         (dd) No procedures believed to be adverse to the interests of any of the Secured Parties were used by any Issuer, the Seller, the Manager or the Servicer in identifying and/or selecting and/or transferring the Railcar Assets to each Issuer and Granting the Collateral to the Indenture Trustee on behalf of the Secured Parties.

         (ee) Each Issuer shall have given reasonably equivalent value in consideration for the transfer to each Issuer of the Railcar Assets pursuant to the Sale Agreement to which it is a party, no such transfer shall have been made for or on account of an antecedent debt, and no such transfer is or may be voidable or subject to avoidance under any applicable bankruptcy law.

                                   ARTICLE XI

                                    COVENANTS

     Section 11.01. Payment of Principal and Interest. The Issuers, jointly and severally, will duly and punctually pay or cause to be paid the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

     Section 11.02. Maintenance of Office or Agency. The Issuers will maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuers in respect of the Notes and this Indenture may be served. The Issuers hereby initially appoint the Indenture Trustee at its Corporate Trust Office for each of said purposes. The Issuers will give prompt written notice to the Class A Note Insurer and the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuers shall fail to maintain any such office or agency or shall fail to furnish to the Class A Note Insurer and the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee and the Issuers hereby appoint the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

     Section 11.03. Money for Note Payments to Be Held in Trust. If there is any Paying Agent other than the Indenture Trustee, the Issuers will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that, subject to the provisions of this Section 11.03, such Paying Agent will:

                  (a) hold all sums held by it for the payment of principal of or interest on Notes in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Indenture Trustee notice of any Default or Event of Default by the Issuers (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

                  (c) at any time during the continuance of any such Default or Event of Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

         The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal of or interest on any Note and remaining unclaimed for six years after such principal or interest has become due and payable shall be paid to or at the direction of the Issuers on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuers, jointly and severally, for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuers. The Indenture Trustee may also adopt and employ, at the expense of the Issuers, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Holder).

     Section 11.04. Corporate Existence. Each Issuer will keep in full effect its existence, rights and franchises as a limited liability company, a Nova Scotia unlimited liability company or a Mexican limited liability company with variable capital, respectively, under the laws of its jurisdiction, will operate in accordance with, and subject to the limitations set forth in, its formation documents, and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each other Transaction Document to which it is a party.

     Section 11.05. Protection of Collateral. (a) The Issuers will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments as are necessary to protect the Collateral, and will take such other actions as the Indenture Trustee or the Class A Note Insurer reasonably deems necessary or advisable to:

                  (i)      Grant more effectively any or all of the Collateral;

                  (ii) maintain or preserve the Lien of this Indenture and the first priority perfected nature of such Lien (subject only to Permitted Liens) or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any rights arising under or with respect to any of the Railcar Assets or, where appropriate, any security interest in the Collateral and the proceeds thereof; or

                  (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee, the Class A Note Insurer and the Holders therein against the claims of all Persons and parties.

Without limiting the generality of the foregoing, each Issuer will (i) authenticate or execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary, or as the Indenture Trustee or the Class A Note

Insurer may reasonably request, in order to perfect and preserve the pledges, assignments and security interests of the Collateral granted or purported to be granted hereby, (ii) at the request of the Indenture Trustee, the Class A Note Insurer (if the Class A Notes are still Outstanding) or the Controlling Party (if not the Class A Note Insurer) during the continuance of any Default, Event of Default, Manager Event of Termination, Servicer Event of Termination or any event that with the passage of time or the giving of notice or both would become a Manager Event of Termination or a Servicer Event of Termination, mark conspicuously each document included in the Collateral and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Indenture Trustee, the Class A Note Insurer (if the Class A Notes are still Outstanding) and the Controlling Party (if not the Class A Note Insurer), including that such document, chattel paper or record is subject to the pledge, assignment and security interest granted hereby, (iii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Indenture Trustee hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Indenture Trustee, the Class A Note Insurer (if the Class A Notes are still Outstanding) and the Controlling Party (if not the Class A Note Insurer) and (iv) take such steps as the Indenture Trustee, the Controlling Party (if not the Class A Note Insurer) or the Class A Note Insurer (if the Class A Notes are still Outstanding) may reasonably request for the Indenture Trustee (A) to obtain an acknowledgement, in form and substance satisfactory to the Indenture Trustee and the Controlling Party (if not the Class A Note Insurer) or the Class A Note Insurer (if the Class A Notes are still Outstanding), of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Indenture Trustee or (B) to obtain "control" of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or electronic chattel paper with any agreements establishing control to be in form and substance satisfactory to the Indenture Trustee and the Controlling Party (if not the Class A Note Insurer) or the Class A Note Insurer (if the Class A Notes are still Outstanding). A photocopy or other reproduction of this Indenture or any security agreement or financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by applicable Law.

         (b) If an Event of Default shall have occurred and be continuing, each Issuer hereby irrevocably designates the Indenture Trustee as its agent and attorney-in-fact to authorize any financing statement, continuation statement or other instrument required pursuant to this Section 11.05; provided, however, that the Indenture Trustee shall not be obligated to authorize or file such instruments except upon written instruction from the Servicer, the Manager, the Issuers or the Controlling Party to authorize such instruments. Such power of attorney shall be deemed coupled with an interest and be irrevocable.

         (c) Each Issuer will furnish to the Indenture Trustee and the Controlling Party or the Class A Note Insurer (if the Class A Notes are still Outstanding) from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Indenture Trustee, the Controlling Party (if not the Class A
Note Insurer) or the Class A Note Insurer may reasonably request, all in reasonable detail. Each Issuer hereby authorizes the Indenture Trustee to regard its printed name or rubber stamp signature on statements or schedules as the equivalent of a manual signature by an authorized officer or agent of such Issuer.

     Section 11.06. Negative Covenants. No Issuer will:

                  (a) sell, transfer, exchange, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral (except as provided in Section 8.02) or assign any right to receive income in respect thereof;

                  (b) claim any credit on, or make any deduction from, the principal or interest payable in respect of the Notes by reason of the payment of any taxes levied or assessed upon any of the Collateral;

                  (c) amend, restate, alter, change or repeal its certificate of formation or any other organizational document thereof without the consent of the Controlling Party;

                  (d) as to the initial issuance of the Class A Notes under this Indenture, issue such Notes unless such Notes have been rated at least "AAA" by S&P and "AAA" by Fitch, and as to the initial issuance of the Class B Notes under this Indenture, issue such Notes unless such Notes have been rated at least "B" by S&P; nor will any Issuer issue any subsequent incurrence of debt pursuant to any other notes, bonds, securities, or other obligations other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose, for so long as the Notes remain outstanding;

                  (e) (i) permit the validity or effectiveness of this Indenture or any Grant under this Indenture to be impaired, or permit this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby and thereby, (ii) permit any Lien (other than Permitted Liens), charge, security interest, mortgage or other encumbrances to be created on or extended to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof, or
         (iii) permit this Indenture not to constitute a valid first priority security interest in the Collateral, subject only to Permitted Liens; or

                  (f)      dissolve or liquidate in whole or in part.

     Section 11.07. Statement as to Compliance. Each Issuer will deliver to the Indenture Trustee, the Class A Note Insurer, the Rating Agency, and to each Holder of the Notes, on or before each December 31 (commencing December 31,
2004), a written statement signed by an Authorized Officer of such Issuer, stating, as to the signer thereof, that:

                  (a) a review of the activities of such Issuer during the preceding year and of performance under this Indenture has been made under his or her supervision, and

                  (b) such Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such Default known to him or her and the nature and status thereof.

     Section 11.08. Investment Company Act. Each Issuer will conduct its operations in a manner which will not subject it to registration as an "investment company" under the Investment Company Act of 1940.

     Section 11.09. Enforcement of Servicing Agreement, Management Agreement, Sale Agreements and Funds Transfer Agreement. Each Issuer will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement, the Manager under the Management Agreement, each Seller under the related Sale Agreement and each party under the Funds Transfer Agreement and to secure its rights thereunder.

     Section 11.10. Issuers May Not Consolidate. Except as otherwise expressly permitted hereunder (including without limitation, in accordance with Section 11.06(a)), no Issuer shall consolidate, amalgamate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.

     Section 11.11. Opinions as to Collateral. On or before June 30 in each calendar year commencing with 2005, each Issuer, with respect to that part of the Collateral Granted by such Issuer to the Indenture Trustee, shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken during the immediately preceding 12-month period with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the authorization and filing of any financing statements and continuation statements as is necessary to maintain the Lien and security interest created by this Indenture and the Sale Agreements and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and the Sale Agreements and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the Lien and security interest of this Indenture until June 30 in the following calendar year.

     Section 11.12. Performance of Obligations. No Issuer will take any action, and each Issuer will use its best efforts not to permit any action to be taken by others, that would release any Person from any of such Person's covenants or obligations under any instrument included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture, the Servicing Agreement, the related Sale Agreement or the Management Agreement or such other instrument.

     Section 11.13. Pro-Rata Purchases. None of the Issuers will, directly or indirectly, through any Affiliate or otherwise, purchase or otherwise acquire (otherwise than by prepayment required or permitted by this Indenture) or solicit any offers to (a) sell Class A Notes except pursuant to invitation to tender Class A Notes, at the same price, and the same terms, made concurrently to all Holders of Outstanding Class A Notes, or (b) sell Class B Notes except pursuant to an invitation to tender Class B Notes, at the same price, and the same terms, made concurrently to all Holders of Outstanding Class B Notes.

     Section 11.14. Insurance. (a) Required Insurance. Each Issuer hereby agrees that such Issuer will maintain insurance or require each Lessee to maintain insurance at all times while the Indenture is in effect with insurers or re-insurers of recognized reputation and responsibility (the "Insurers") as follows:

                  (i) Property Insurance. Each Issuer either (A) will maintain "all risk" property insurance in respect of the Railcars and for an amount not less than $5,000,000 per occurrence and with no limits on the maximum number of covered occurrences (such that there are no limitations on the number of "occurrences" covered by such insurance during the term of any such insurance policy) or (B) where the Lessee is required to carry insurance, will cause the Lessee to carry insurance in limits as determined in accordance with Rule 107 of the Interchange Rules ("Property Insurance"); and

                  (ii) Liability Insurance. Liability insurance with respect to third-party personal injury, death and property damage (including contractual liability insurance), Federal Employers Liability Act coverage and against risks as are customarily carried in the United States, Canada or Mexico by owners or lessors of rolling stock similar to the Railcars (and, in any event, covering such risks as are covered by each Issuer's liability insurance in effect on the Closing Date) in an amount, in the case of each Issuer, not less than $5,000,000 per occurrence with no limits on the maximum number of covered occurrences (such that there are no limitations on the number of "occurrences" covered by such insurance during the term of any such insurance policy) and, in the case of any Lessee, not less than such amount per occurrence with a deductible per occurrence of not more than such amount as the Manager determines, in its reasonable judgment and in accordance with the management standards set forth in the Management Agreement, to be prudent and, in any event, not less than such amounts (with not more than such deductibles) as Lessees are customarily required to carry in the United States, Canada or Mexico by owners or lessors of rolling stock similar to the Railcars ("Liability Insurance").

         (b) Self-insurance. The Issuers may permit any Lessee, in lieu of the requirements set forth above, to self-insure Railcars leased thereto with respect to Property Insurance and, to the extent such failure does not adversely affect an Issuer's liability insurance, Liability Insurance; provided, however, that, except with respect to any Railcars leased to a Preferred Lessee, the aggregate amount of liability which shall be subject to such self-insurance shall not, in respect of any Lessee, exceed $250,000. "Self-insure" and "self-insurance" shall mean uninsured risk, deductible and co-insurance. "Preferred Lessee" shall mean any Lessee having a long-term debt credit rating (or shadow rating) of BBB- or higher by S&P, BBB- or higher by Fitch or Baa3 or higher by Moody's.

         (c) Terms of Insurance. The insurance policies carried by the Issuers in accordance with the terms of this Indenture shall:

                  (i) require 30 days' prior notice to the additional insureds of cancellation for any reason or material change in the type or limits of coverage and provide that one or more of the additional insureds may renew such coverage;

                  (ii) not require contributions from other policies held by the additional insureds;

                  (iii) waive any right of subrogation of the insurers against the additional insureds;

                  (iv) (A) name the Indenture Trustee and the Class A Note Insurer as additional insureds in the case of Liability Insurance, and
         (B) name the Indenture Trustee as loss payee in the case of Property Insurance;

                  (v) continue to insure such additional insured regardless of any breach or violation of any warranty, declaration or condition contained in such policy by the Issuers or any Person; and

                  (vi) waive any right to claim any premium or commissions against the additional insured.

If any Issuer is in default of its obligation to maintain, or, with respect to Property Insurance, cause the Lessee to maintain, the insurance coverages specified herein, the Indenture Trustee may (with the consent of the Controlling Party), at its option, but shall not be required to (unless directed to do so by the Controlling Party), obtain such insurance, and in such event, each Issuer shall, upon demand from time to time, reimburse the Indenture Trustee for the cost of such insurance which each Issuer shall have failed to maintain and which the Indenture Trustee shall have obtained in accordance herewith, together with interest thereon at the Overdue Rate, from the date of payment thereof to but excluding the date of receipt of such reimbursement.

         (d) Certificates. From time to time, but not more than once in any 12-month period, upon the request of the Indenture Trustee (acting at the direction of the Controlling Party), the Issuers shall provide certificates of insurance to the Indenture Trustee and the Class A Note Insurer evidencing that the insurance required of the Issuers by this Section 11.14 is in effect.

         (e)      The Issuers' Agreements. The Issuers will not:

                  (i) make, or permit the making of, any modification to any insurance required hereunder without the prior written consent of the Indenture Trustee acting at the direction of the Controlling Party; or

                  (ii) cause or permit any Railcars to be employed in any place or in any manner or for any purpose inconsistent with the terms of or outside the coverage provided by any required insurance.

         (f) Change in Industry Practice. In the event that there is a material change in generally accepted industry-wide practice with regard to the insurance of Railcars (whether relating to any or all of the types of insurance required to be effected under the foregoing provisions of this Section 11.14) such that the insurance required pursuant to the provisions of this Section
11.14 is insufficient to protect the interests of the Indenture Trustee, the Class A Note Insurer or any Holder hereunder, then, unless such an action would be contrary to the provisions of any Lease to which the relevant Railcars may then be subject, the insurance requirements set forth in this Section 11.14 shall be varied so as to include such additional or varied requirements as may be reasonably necessary to ensure that the insurance as so varied shall provide comparable protection to that which would have been provided if such change in generally accepted industry-wide practice had not occurred.

         (g) Compliance with Legal Requirements. In addition to the foregoing provisions of this Section 11.14, the Issuers shall comply with all legal requirements as to the insurance of any Railcars which may from time to time be imposed by the Laws of the United States, Canada or Mexico, as applicable, or any jurisdiction to or from which any Railcars shall travel or in which the same shall be located or by the AAR.

         (h) No Reliance on and Release of Indenture Trustee. In connection with the covenants set forth in this Section 11.14, it is understood and agreed that:

                  (i) neither the Indenture Trustee nor its agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 11.14, it being understood that each Issuer shall look solely to its insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage. If any such insurance policy does not provide waiver of subrogation rights against the additional insured, as required in Section 11.14(c)(iii), then the Issuers hereby agree, to the extent permitted by applicable Law, to waive its right of recovery, if any, against the Indenture Trustee and its agents and employees in respect of any such loss or damage; and

                  (ii) the designation of any form, type or amount of insurance coverage by the Issuers under this Section 11.14 shall in no event be deemed a representation, warranty or advice by the Indenture Trustee that such insurance is adequate for the purposes of the business of the Issuers or the protection of its properties.

     Section 11.15. Leasing of Railcars. (a) No Issuer shall, without the prior written consent of the Controlling Party, sell, contract to sell, lease, assign, encumber or otherwise dispose of, transfer or relinquish possession or control of, any or all Railcars or any interest therein, except as expressly permitted by, and in accordance with, the provisions hereof (including, without limitation, Section 6.18 and this Section 11.15). The Railcars shall at all times be in the possession of or under the control of the Issuers, the Servicer, the Manager or, to the extent such

Railcar is then the subject of an unexpired Lease permitted hereby, the Lessee thereof, a permitted sublessee thereunder or, in addition (in the case of any Per Diem Lease or Operating Agreement), the Person obligated to make payments of Railroad Mileage Credits thereunder; provided that, subject to the terms of the Management Agreement, an Issuer or the Manager may relinquish possession to parties in the business and capable of repairing Railcars for the limited purpose of effecting such repairs.

         (b) The Issuers shall use their best efforts (and shall cause the Manager to use its best efforts) to cause each Railcar to be subject to, and maintained under, a Lease. During any period that a Railcar is not then subject to a Lease (due to being taken out of service for repair or otherwise), the Issuers shall take (or cause the Manager to take) reasonable care to prevent deterioration of the condition of such Railcar (solely in the case of a Railcar being repaired, beyond that attributable to the circumstances necessitating such repair) and to keep such Railcar otherwise eligible for applicable manufacturer's warranties, if any.

         (c) The Issuers shall have the right to enter into a Lease, as lessor or owner thereof, with respect to a Railcar, without the consent of the Indenture Trustee or any Holder (each such Lease, a "Subsequent Lease"), and NARCAT can accept the transfer of the Prefunded Existing Leases and the Prefunded Railcars from the U.S. Seller on the Prefunded Railcar Acquisition Date, so long as the following concentration limits (the "Concentration Limits") are satisfied as of the date on which any Subsequent Lease is originated (or, if later, the date on which any Subsequent Lease is transferred to an Issuer) or as of the Prefunded Railcar Acquisition Date, as applicable, unless waived in writing by the Controlling Party:

                  (i) not more than 10% of all Railcars may be leased to any one Lessee (including all Affiliates thereof), unless such Lessee shall both (i) have a long-term unsecured debt rating of "BBB" or higher by S&P, "BBB" or higher by Fitch or "Baa" or higher by Moody's (the "Minimum Long-Term Rating") and (ii) not have a long-term unsecured debt rating of less than the Minimum Long-Term Rating from any of S&P, Fitch or Moody's, in which case not more than 20% of all Railcars may be leased to any such Lessee (including all Affiliates thereof);

                  (ii) not more than 60% of all Railcars may be leased to any set of ten Lessees (including for this purpose any Lessee and all Affiliates thereof as a single Lessee);

                  (iii) Railcars subject to Per Diem Leases may not account more than 40% of the Stated Value of all Railcars;

                  (iv) Railcars subject to Leases with governmental agencies or authorities may not account for more than 7.5% of the Stated Value of all Railcars; and

                  (v) not more than 450 of the Railcars are leased to Lessees for which a Mexican address is referenced on the Lease;

provided, however, that (a) a Subsequent Lease shall be deemed to have been originated in compliance with the Concentration Limits notwithstanding the fact that, at the time of such origination, the portfolio of Railcars and associated Leases included in the Collateral shall not be in compliance with one or more of the Concentration Limits (each Concentration Limit as to which there shall be non-compliance, a "Tripped Concentration Limit") so long as such origination shall not (i) cause said portfolio to fail to be in compliance with any other Concentration Limit, or (ii) cause said portfolio to be further from compliance with any Tripped Concentration Limit, and (b) with the consent of the Controlling Party, a Subsequent Lease with respect to any Lessee shall be deemed to have been originated in compliance with the Concentration Limits notwithstanding the fact that a downgrade or withdrawal of a debt rating in respect of such Lessee would otherwise have resulted in the existence of a Tripped Concentration Limit.

         (d) The applicable Issuer shall use its best efforts to maintain in full force and effect all of its rights, as lessor, and all of the Lessee's obligations, as Lessee, under each Lease and shall take such action as is necessary to enforce its rights and the Lessee's obligations thereunder. Such Issuer shall not waive an event of default under a Lease unless no Event of Default then exists hereunder and such waiver and failure of Lessee to comply with the relevant obligation (including with respect to the removal of any Liens) does not affect the then fair market value, utility or remaining useful life of the relevant Railcars. In no event shall any such waiver alter or diminish the Issuer's obligations hereunder (including with respect to the insurance, use or maintenance of the Railcars).

         (e) The Issuer may consent to the sublease of any Railcar. Any permitted sublease entered into pursuant to Section 2.01(j) of the Servicing Agreement shall be treated as a "Lease" for all purposes hereunder.

     Section 11.16. Notice of Defaults, Events of Default, Servicer Events of Termination, Manager Events of Termination and Rapid Amortization Events. Upon any Issuer's obtaining knowledge of the occurrence of any Default, Event of Default, Servicer Event of Termination, Manager Event of Termination or Rapid Amortization Event, or event that, with the passage of time or the giving of notice, or both, would constitute such an occurrence, such Issuer shall, within one Business Day of obtaining such knowledge, notify the Indenture Trustee, the Class A Note Insurer and the Rating Agencies of such occurrence.

     Section 11.17. Limitation on Liability of Directors, Officers, or Employees of the Issuers. The directors, officers, or employees of the Issuers shall not be under any personal liability to the Indenture Trustee, the Holders, the Servicer, the Manager, the Class A Note Insurer or any other Person hereunder or pursuant to any documents delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Notes, except with respect to liability resulting from such person's fraudulent or willful misconduct. The Issuers and any director or officer or employee or agent of any Issuer may rely in good faith on the advice of counsel respecting any matters arising hereunder.

     Section 11.18. Obligations Under Leases. Each Issuer will duly fulfill all material obligations on its part (as required by any Transaction Document to which it is a party) to be fulfilled under or in connection with the Leases to the extent the Lessees under the Leases shall continue to make payments therefor and perform thereunder as provided in such Leases; provided, however, that an adjustment or other modification or amendment of a Lease pursuant to the Transaction Documents shall not be deemed to be a violation of this paragraph.

     Section 11.19. Maintenance of Interests. Each Issuer will make, execute or endorse, acknowledge and file or deliver to the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, reports and other reassurances or instruments and take such further steps relating to the Leases, Railcars and other Railcar Assets and the rights covered by this Indenture as are necessary to maintain the Indenture Trustee's interests in the Collateral, and as the Indenture Trustee or the Class A Note Insurer may reasonably request.

     Section 11.20. [RESERVED].

     Section 11.21. [RESERVED].

     Section 11.22. UMLER Designations. Immediately following the Closing Date, except with respect to the reporting marks which are the subject of the Car Mark Agreement, each Issuer covenants to take all or cause its Affiliates to take all necessary action to change the UMLER designation associated with the reporting marks relating to the Railcars so as to reflect such Issuer's ownership of said marks immediately following Closing Date.

     Section 11.23. Post-Closing Records. On the Closing Date, each Issuer shall cause its records to be marked to reflect the transfer of the Railcar Assets thereon. To the extent not already done, on the Closing Date, each Issuer shall deliver each Lease File for each Railcar Asset to the Servicer together will all maintenance records related to the Railcar Assets.

     Section 11.24. [RESERVED].

     Section 11.25. Notification of Breaches. Each Issuer will promptly notify the Indenture Trustee and the Class A Note Insurer promptly following any breach by such Issuer of any of its representations, warranties, covenants and agreements contained herein.

     Section 11.26. Non-Consolidation. Each Issuer will take all actions necessary to ensure that the representations and warranties contained in Section 10.01(p) hereof remain true and correct at all times and that each Issuer would not be consolidated with any of the Sellers, the Manager, the Servicer, The Anderson's or any of their Affiliates in the event that any such entity shall become subject to bankruptcy or insolvency proceedings.

     Section 11.27. Collections Received. Each Issuer shall hold in trust for the benefit of the Indenture Trustee and the other Secured Parties, and shall remit (or cause to be remitted) daily to the relevant Collection Account, all Collections within one Business Day after receipt thereof by each Issuer or any of its Affiliates.

     Section 11.28. Sale Treatment. No Issuer shall (a) account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by the Asset Purchase Agreement or any Sale Agreement, as applicable, in any manner other than as a sale by the

Railcar Entities of its right, title and interest in, to and under the Railcar Assets to the Seller, or as a sale by the Seller of its right, title and interest in, to and under the Railcar Assets to the Issuers, as the case may be, or (b) account for or otherwise treat the transactions contemplated by this Indenture in any manner other than as a pledge of the Collateral by each Issuer to the Indenture Trustee on behalf of the other Secured Parties. In addition, each Issuer shall disclose (in a footnote or otherwise) in all of its financial statements (including any such financial statements consolidated with any other Person's financial statements) the existence and nature of the transactions contemplated by the Asset Purchase Agreement, the Sale Agreement to which such Issuer is a party and this Indenture and the ownership interest of the Issuers and the security interest of the Indenture Trustee, on behalf of the Secured Parties, in the Railcar Assets.

     Section 11.29. [RESERVED].

     Section 11.30. Ownership Interest. Each Issuer shall, at its own expense, take all action necessary or desirable to establish and maintain a valid and enforceable ownership interest in or, solely to the extent that the Sale Agreement to which such Issuer is a party does not effect a true sale of the Railcar Assets from the relevant Seller to such Issuer, a valid and enforceable security interest in, the Non-Mexican Collateral and a first priority perfected security interest in the relevant Non-Mexican Collateral to the extent a valid and enforceable ownership interest was not established and maintained in favor of such Issuer, in each case free and clear of any Lien (other than any Permitted Lien), in favor of each Issuer, including taking such action to perfect, protect or more fully evidence the interest of each Issuer, as the Indenture Trustee or the Class A Note Insurer may reasonably request. If any Issuer fails to take any action required to establish, protect, or maintain the rights thereof, the Indenture Trustee may (with the prior written consent of the Controlling Party) or shall, at the written direction of the Controlling Party, perform the same and all of the expenses of the Indenture Trustee shall be payable by the Issuers. In addition, each Issuer shall mark its master data processing records and other documents describing the conveyances contemplated by this Indenture and the other Transaction Documents.

     Section 11.31. [RESERVED].

     Section 11.32. No Change in Payment Instructions to Lessees. No Issuer shall make any change in its instructions to Lessees regarding payments to be made in respect of the Railcar Assets, unless (i) such instructions are to deposit such payments to the relevant Collection Account (or to a post office box or a lock-box covered by a Lockbox Agreement) or (ii) each of the Indenture Trustee and the Controlling Party shall have provided their prior written consent to such addition, termination or change at least 15 days prior thereto.

     Section 11.33. No Deposits to Lockbox Accounts or Collection Accounts. Except as expressly contemplated by this Indenture, no Issuer shall deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lockbox Account or either Collection Account, cash or cash proceeds other than Collections. No Issuer shall deposit or otherwise credit, or cause or permit to be so deposited or credited, any Collections to any account or post office boxes or lock-boxes other than a Lockbox Account, either Collection Account or to post office boxes or lock-boxes to which only the Lockbox Bank has access.

     Section 11.34. No Change in Name, Identity or Organizational Documents. No Issuer shall change its name, identity or structure (including a merger or consolidation), its form of organization or its jurisdiction of incorporation, unless at least thirty days prior to the effective date of any such change, each Issuer delivers to the Indenture Trustee and the Class A Note Insurer such documents, instruments or agreements, executed by such Issuer as are necessary to reflect such change and to continue the perfection and priority of the Indenture Trustee's security interests in the Collateral.

     Section 11.35. No Amendment to Transaction Documents. Except to the extent otherwise permitted under Article IX, no Issuer shall amend, modify, or supplement any Transaction Document or waive any provision thereof, except in any case with the prior written consent of each of the Indenture Trustee and the Controlling Party; nor shall any Issuer take, or permit any other Person to take, any other action under any Transaction Document that could have a Material Adverse Effect or which is inconsistent with the terms of this Indenture or any other Transaction Document.

     Section 11.36. Compliance with Laws, etc. Each Issuer shall comply with all applicable Laws applicable to such Issuer or any of its business, properties or assets, the failure to comply with which could reasonably be expected to cause a Material Adverse Effect, such compliance to include (i) paying when due all Taxes imposed upon it or upon its property by any Governmental Entity except to the extent contested in good faith and for which such Issuer maintains appropriate cash reserves in accordance with GAAP and (ii) complying with the rules of the United States Department of Transportation (including the rules and regulations of the FRA), the Environmental Protection Agency, the STB and the AAR (including the Interchange Rules) with respect to the ownership, use, operation and maintenance of each Unit.

     Section 11.37. Authorizations, Approvals and Recordations. Each Issuer shall promptly take, and maintain the effectiveness of, all action that may, from time to time, be necessary or appropriate under applicable Law in connection with the performance by such Issuer of its obligations under this Indenture, any other Transaction Document or any Lease, or the taking of any action hereby or thereby contemplated, or necessary for the legality, validity, binding effect or enforceability of this Indenture, any other Transaction Document or any Lease, or for the making of any payment or the transfer or remittance of any funds by such Issuer under this Indenture or any other Transaction Document.

     Section 11.38. Reporting Requirements. Each Issuer shall furnish, or caused to be furnished, as the case may be, to the Indenture Trustee and the Class A
Note Insurer:

                  (a) as soon as available and in any event within 120 days after the end of each fiscal year of such Issuer, the Financial Statements of such Issuer as of the end of such fiscal year, examined by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit;

                  (b) as soon as available and in any event within 60 days after the end of each financial quarter of such Issuer, a copy of its internally prepared Financial Statements for such quarter;

                  (c) if so requested by the Class A Note Insurer, promptly after such request (or if later after receipt thereof from the applicable Lessee), all material information in relation to the financial status of each Lessee, including Financial Statements of each Lessee, which is in the possession of each Issuer, the Manager or the Servicer, is publicly available or is required to be delivered pursuant to the terms of the applicable Lease;

                  (d) promptly upon receipt from each Issuer's insurance carrier or broker, give to the Indenture Trustee and the Class A Note Insurer copies of any notice, communication, document or agreement related to the Collateral;

                  (e) prompt written notice of (i) any threatened or pending investigation of such Issuer, the Manager, the Servicer, the Seller or any of their Affiliates by any Governmental Authority or agency, or (ii) any threatened or pending court or administrative Proceeding or the institution of any litigation, arbitration proceeding or other Proceeding, in any case, which individually or in the aggregate involves the possibility of materially and adversely affecting the Collateral (including, without limitation, the value of the Collateral or the Indenture Trustee's first priority perfected security interest in the Collateral) or the business or conditions (financial or otherwise) of or would otherwise constitute a Material Adverse Effect with respect to any Issuer, the Manager, the Servicer, the Seller or any of their Affiliates, in each case, specifying the nature of such investigation or proceeding and, if known, what action the affected Person is taking or proposes to take with respect thereto and evaluating its merits;

                  (f) any reports filed by any Issuer, the Servicer or the Manager with the Securities and Exchange Commission or any Rating Agency; and

                  (g) such other information regarding the condition or operations, financial or otherwise, of each Issuer or the Collateral as the Indenture Trustee or the Class A Note Insurer may from time to time reasonably request.

     Section 11.39. Audit and Inspection Rights. Each Issuer shall allow any Person acting on behalf of the Indenture Trustee or the Class A Note Insurer (a) to visit and inspect any of the properties or assets of such Issuer in whomever's possession (provided that, in the case of any Railcar then subject to a Lease, such action is taken in accordance with the terms of such Lease) and to examine such Issuer's books of record and accounts (and make copies of and abstracts from all such books of record and accounts) and to discuss such Issuer's affairs, finances and accounts with the Manager, the Servicer, its and their officers and independent accountants, all at such times during normal business hours and as often as the Indenture Trustee or the Class A Note Insurer may reasonably request, and (b) at any time and from time to time and without notice, to access and retrieve information from the computer networks on which such Issuer, the Manager and the Servicer maintain data on the portfolio of Railcars. Any expense incident to the exercise by the Class A Note Insurer or the Indenture Trustee of any right under this Section 11.39 shall be borne by the Initial Manager, except that only the first examination in any year by the Class A Note Insurer or the Indenture Trustee will be at the Initial Manager's expense (unless there has occurred and is continuing a Manager Event of Termination, a Servicer Event of Termination (if the Manager is also the Servicer), an Event of Default or a Rapid

Amortization Event (or any event which, with the giving of notice or passage of time, would constitute any such event), in each of which cases each such examination shall be at the expense of the Manager)), or, if a Successor Manager other than an Affiliate of the Initial Manager is then acting as Manager, such expense shall be borne by the party exercising such right of inspection; provided, however, that in no event shall the Class A Note Insurer or the Indenture Trustee be entitled to any expenses hereunder for which it has been previously reimbursed pursuant to Section 8.06 of either the Management Agreement or Servicing Agreement.

     Section 11.40. Payment of Charges. Each Issuer shall duly pay and discharge
(a) all of its trade bills before the time that any Lien attaches, (b) all Taxes imposed upon or against it or its property or assets, or upon any property leased by it, prior to the date on which penalties attach thereto, and (c) all lawful claims or other obligations, whether for labor, materials, supplies, services or anything else, which might or could, if unpaid, become a Lien upon such property or assets, unless and only to the extent that the validity thereof is being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and such Issuer maintains appropriate cash reserves with respect thereto in accordance with GAAP. The Issuers shall cooperate to comply with all tax return requirements for such Taxes, and shall provide such documentation and take such other actions as may be reasonably necessary to minimize the amount of any such Taxes.

     Section 11.41. Maintenance of Records. Each Issuer shall keep, or, with respect to the Railcars and other Railcar Assets, cause the Manager or the Servicer to keep, at all times separate books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs, such entries to be made in accordance with GAAP consistently applied in the case of financial transactions, and each Issuer will provide or cause to be provided adequate protection against loss or damage to such books of record and account.

     Section 11.42. Post-Acquisition Matters. Each Issuer shall provide to the Indenture Trustee and the Class A Note Insurer, no later than 30 days following the Closing Date or the Prefunded Railcar Acquisition Date, as applicable, with respect to the Railcars so acquired on such date, (a) evidence that all documents necessary to create a first priority security interest in the Railcars (other than Mexican Railcars) have been recorded in all relevant jurisdictions, and (b) an original counterpart of each acknowledgment of the applicable Lessee of, or consent by the applicable Lessee to, the assignment and assumption to the relevant Issuer to the extent such acknowledgment or consent is required by the terms of such Lease. Each Issuer shall cause the relevant Seller to notify each Lessee under a Lease acquired on such date of the purchase and assignment of the Railcars and the Lease to such Issuer and irrevocably notify such Lessees of the collateral assignment of such Leases to the Indenture Trustee (and that all payments thereunder shall thereafter be made to the relevant Lockbox Account unless otherwise notified by the Indenture Trustee).

     Section 11.43. Use and Maintenance of Railcar Assets. (a) Each Issuer shall, and shall require and use its best efforts to cause, each Person in possession of any of the Railcar Assets to, use the Railcar Assets only in the manner for which they were designed and intended and so as to subject it only to ordinary wear and tear. The Railcar Assets shall not be used in any manner which is in violation of applicable Law or the insurance maintained under Section 11.14.

         (b) Each Issuer shall maintain, service and repair each Railcar or shall cause each Railcar to be maintained, serviced and repaired (in either case, subject to scheduling in the ordinary course of business), so that each Railcar and the component parts thereof (i) are in as good order and repair as when initially subjected to the Lien of this Indenture, ordinary wear and tear excepted, (ii) are in compliance with all applicable Laws governing the use and maintenance thereof, (iii) are in compliance with the requirements of any insurance policies required pursuant to Section 11.14, and (iv) are in material compliance with manufacturer's maintenance recommendations and eligible under manufacturer's warranties. Without limiting the foregoing, each Issuer shall maintain and keep the Railcar Assets (or shall cause the Railcar Assets to be maintained and kept) suitable for the commercial use as originally designed and intended in interchange service, in accordance with applicable Interchange Rules and prudent industry practice. Each Issuer shall also maintain or cause to be maintained all records, logs and other materials required by the AAR, the Department of Transportation and any other Governmental Entity having jurisdiction over the Railcar Assets or each Issuer to be maintained in respect of the Railcar Assets.

         (c) (i) No Issuer shall at any time use, assign or permit the assignment of, or permit any person in possession of a Railcar (whether or not a permitted Lessee) to use, assign or permit the assignment of, any Railcar for use in service (including the regular operation or maintenance thereof) outside the continental United States, Canada and Mexico; (ii) no Railcars shall be stored (other than temporary storage) in Mexico and (iii) not more than 450 of the Railcars may be leased to Lessees for which a Mexican address is referenced on the Lease without the consent of the Controlling Party.

     Section 11.44. Tort Claims. Upon any Issuer obtaining knowledge of the existence of any tort claim in excess of $100,000 or, after the occurrence and during the continuance of any Event of Default if so requested by the Indenture Trustee or the Class A Note Insurer, any Tort Claim (each, an "Additional Tort Claim"), each Issuer shall promptly advise the Indenture Trustee and the Class A
Note Insurer in writing and take such actions as are reasonably requested by the Indenture Trustee or the Class A Note Insurer to grant security interests in such Additional Tort Claims to the Indenture Trustee, for the benefit of the Secured Parties, and each Issuer's authorization to file, or to amend, such financing statements as the Indenture Trustee may deem necessary or advisable to perfect its security interest in such Additional Tort Claim, it being understood and agreed that any tort claim constituting Proceeds of Collateral shall, as Proceeds, be subject to the Lien of this Indenture without any action taken on the part of any Issuer (and no Issuer shall be obligated to take any such action with respect to such tort claims unless and until requested to do so by the Indenture Trustee or the Class A Note Insurer).

     Section 11.45. Identification. Each Issuer will cause the placement of reporting marks or such other marks, legends, or placards on the Railcars as shall be appropriate or necessary to comply with any regulation imposed by the STB, the AAR or any equivalent authority. Immediately following the Closing Date, except with respect to the reporting marks which are the subject of the Car Marks Agreement or the GNRR Agreement, each Issuer covenants to take all, or cause its Affiliates to take all, necessary action to change the UMLER designation associated with the reporting marks relating to the Railcars so as to reflect such Issuer's ownership of said marks immediately following the Closing Date. The Issuer will cause each Railcar owned by such Issuer to be kept numbered with the road number serial number as shall be set forth on the Lease and Railcar Schedule. Except as otherwise contemplated in the Car Marks Agreement or the GNRR Agreement, no Issuer shall allow the name of any other Person, other than the related Issuer, to be placed on any Railcar as a designation that might be identified as a claim of any interest therein; provided, however, that nothing herein contained shall prohibit any Issuer or its permitted lessees from placing its name, trademarks, initials, customary colors and other insignia on any Railcar or from naming each Railcar. No Issuer shall change the identification number of any Railcar unless and until a statement of a new number or numbers to be substituted therefor shall have been delivered to the Indenture Trustee and the Class A Note Insurer and filed, recorded and deposited by each Issuer in all appropriate public offices, including the public offices where this Indenture shall have been filed, recorded and deposited.

     Section 11.46. No Amendment to Any Lease. No Issuer shall amend, modify, consent to any change in the terms or otherwise alter any Lease, except as expressly permitted hereunder and under the Management Agreement or the Servicing Agreement.

     Section 11.47. Transfer of Railcars Among Issuers. With the consent of the Controlling Party, upon satisfaction of the Rating Agency Condition, an Issuer may transfer or lease one or more Railcars and any related Railcar Assets (or interests therein) to another Issuer upon such terms as may be agreed upon by the Controlling Party, the relevant Issuers, the Manager, the Servicer and the Indenture Trustee.

                                   ARTICLE XII

                            ACCOUNTS AND ACCOUNTINGS

     Section 12.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to, or receivable by, the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall, (a) on or prior to the third Business Day following each Accounting Date (i) provide the Servicer and the Class A Note Insurer with a written statement or electronic access to account information setting forth (A) the amount of funds on deposit in the Collection Accounts as of such Accounting Date and (B) the amount of funds on deposit in the Cash Collateral Accounts as of such Accounting Date and (ii) provide the Servicer, the Manager and the Class A Note Insurer with a written statement or electronic access to account information setting forth the amount of funds on deposit in the Operating Expense Reserve Account (including the NARCAT OER Subaccount and the CARCAT OER Subaccount) and the Prefunding Account as of such Accounting Date and (b) upon request from the Servicer or the Manager, promptly provide the Servicer and/or the Manager with any additional information necessary to permit the Servicer and the Manager to perform their respective duties under the Servicing Agreement and the Management Agreement. The Indenture Trustee shall hold all such money and property so received by it as Collateral and shall apply it as provided in this

Indenture. If any Lease becomes a Defaulted Lease, the Indenture Trustee, upon the request of the Issuers or the Servicer may, and upon the request of the Controlling Party shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article VI.

     Section 12.02. Collection Accounts. (a) The Indenture Trustee represents and warrants that it has established two separate Collection Accounts, the NARCAT Collection Account and the CARCAT Collection Account, as segregated trust accounts at its Corporate Trust Office. The NARCAT Collection Account was established in the name of NARCAT and NARCAT Mexico, for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer, and the CARCAT Collection Account was established in the name of CARCAT, for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer. All payments to be made from time to time by the Issuers to the Holders out of funds in the Collection Accounts pursuant to this Indenture shall be made by the Indenture Trustee pursuant to the written direction of the Servicer (or, to the extent not available on a timely basis or if the Controlling Party has notified the Indenture Trustee that such direction is incorrect, instructions given by the Controlling Party). All monies deposited from time to time in the Collection Accounts pursuant to this Indenture shall be held by the Indenture Trustee as Collateral as herein provided. Deposits to the Collection Accounts shall be as follows:

                  (i) The Indenture Trustee shall deposit, pursuant to the written direction of the Servicer (or, to the extent not available on a timely basis or if the Controlling Party has notified the Indenture Trustee that such direction is incorrect, instructions given by the Controlling Party) to the NARCAT Collection Account (upon receipt, except as otherwise indicated): (i) all Collections received by the Indenture Trustee, whether from the Servicer, the Manager, the Issuers and through transfers pursuant to the lockbox arrangements set forth in the Servicing Agreement and Lockbox Agreements, or otherwise, in respect of Railcars owned by NARCAT or NARCAT Mexico and any Leases thereof; (ii) all earnings on the NARCAT Collection Account, the NARCAT OER Subaccount and the Prefunding Account; (iii) any monies required to be transferred from the NARCAT Cash Collateral Account or the Prefunding Account to the NARCAT Collection Account; (iv) any indemnification amounts paid by any Railcar Entity under the Asset Purchase Agreement, or by any guarantor thereof in respect of Railcars owned by NARCAT or NARCAT Mexico and any Leases thereof; (v) any monies required to be transferred to the NARCAT Collection Account from the Policy Payment Account.

                  (ii) The Indenture Trustee shall deposit, pursuant to the written direction of the Servicer (or, to the extent not available on a timely basis or if the Controlling Party has notified the Indenture Trustee that such direction is incorrect, instructions given by the Controlling Party) to the CARCAT Collection Account (upon receipt, except as otherwise indicated): (i) all Collections received by the Indenture Trustee, whether from the Servicer, the Manager, the Issuers and through transfers pursuant to the lockbox arrangements set forth in the Servicing Agreement and Lockbox Agreements, or otherwise, in respect of Railcars owned by CARCAT and any Leases thereof; (ii) all earnings on the CARCAT Collection Account and the CARCAT OER Subaccount; (iii) any monies required to be transferred from the CARCAT Cash Collateral Account to the CARCAT Collection Account; (iv) any indemnification amounts paid by any Railcar Entity under the Asset Purchase Agreement, or by any guarantor thereof in respect of Railcars owned by CARCAT and any Leases thereof; and (v) any monies required to be transferred to the CARCAT Collection Account from the Policy Payment Account.

         (b) Upon an Issuer Order of NARCAT, with respect to the NARCAT Collection Account, and CARCAT, with respect to the CARCAT Collection Account, the Indenture Trustee shall invest the funds in the Collection Accounts in Eligible Investments. The Issuer Orders shall specify the Eligible Investments in which the Indenture Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Collection Accounts in Eligible Investments described in clause (f) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer.

         (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the applicable Collection Account and any loss resulting from such investments shall be charged to such account. Except as otherwise specifically set forth herein or as a result of its negligence or misconduct, the Indenture Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 12.02 (other than in its capacity as obligor under any Eligible Investment).

         (d) On each Payment Date, unless the entire unpaid principal amount of the Notes shall have become due and payable pursuant to Section 6.02, then on such Payment Date, the Indenture Trustee, after giving effect to the Source of Funds Requirements and any transfers made pursuant to the Funds Transfer Agreement, shall withdraw from Available Funds on deposit in the Collection Accounts and shall make the following disbursements in the following order (it being understood that if the Notes have been accelerated pursuant to Section 6.02, then the Available Funds shall be distributed in accordance with
Section 6.08); provided, however, that any Class A Note Insurer Optional Deposits shall be applied as directed by the Class A Note Insurer:

                  (i) to the Tax Payment Recipients, any Tax Payment Amounts then due and owing by any Issuer;

                  (ii) to the Indenture Trustee, the Backup Manager and the Backup Servicer, pari passu, the Trustee Fee, the Backup Manager Fee and the Backup Servicer Fee, respectively;

                  (iii) to the Lessees entitled thereto, any Railroad Mileage Credits to which they are entitled under the Leases;

                  (iv) to the Class A Note Insurer and the Indenture Trustee, pari passu, all out-of-pocket expenses incurred in connection with the transition to a successor Manager; provided, however, that the aggregate amount payable under this clause, together with any corresponding payments paid in accordance with Section 6.08 with respect to any one such transition shall not exceed $200,000;

                  (v)      to the Manager, the Manager Fee;

                  (vi) to the Manager for reimbursement for Operating Expenses made by the Manager in excess of amounts available therefor which are held in the Operating Expense Reserve Account; provided, however, that the aggregate amount payable on any Payment Date pursuant to this clause, together with any corresponding payments paid in accordance with Section 6.08, shall not exceed the Capped Manager Reimbursement;

                  (vii) to the Class A Note Insurer and the Indenture Trustee, pari passu, all out-of-pocket expenses incurred in connection with the transition to a successor Servicer; provided, however, that the aggregate amount payable under this clause, together with any corresponding payments paid in accordance with Section 6.08, with respect to any one such transition shall not exceed $100,000;

                  (viii)   to the Servicer, the Servicer Fee;

                  (ix) to the Indenture Trustee, for deposit in the Operating Expense Reserve Account, the applicable Operating Expense Deposit Amounts for the CARCAT OER Subaccount and the NARCAT OER Subaccount, subject to the provisions of Section 12.04(a);

                  (x) to the Holders of the Class A Notes, pari passu, an amount equal to the Class A Note Interest; provided, however, that, notwithstanding the foregoing, the Class A Note Insurer shall be entitled to receive, to the extent of Available Funds, all Incremental Class A Interest and all Class A Overdue Interest to the extent of any interest payments made by the Class A Note Insurer under, and in compliance with, the Class A Note Policy and interest thereon accruing at the Overdue Rate;

                  (xi) to the Class A Note Insurer, accrued Premium due with respect to the Class A Note Policy, reimbursement of any claims under the Class A Note Policy with respect to draws to pay Class A Note Interest, including any Class A Overdue Interest owed with respect thereto, any Incremental Class A Interest and, in an amount not to exceed $50,000 in any calendar year, any other fees, expenses and indemnities owing to the Class A Note Insurer, together in each case with any interest thereon;

                  (xii) to the Indenture Trustee, for deposit to the NARCAT Cash Collateral Account and the CARCAT Cash Collateral Amount, pari passu, such amounts necessary to cause the amounts held therein to equal the Required NARCAT Cash Collateral Amount and the Required CARCAT Cash Collateral Amount, respectively;

                  (xiii) on the May 2004 Payment Date, and on each Payment Date thereafter, to the payment of the Basic Principal Payment in the following order of priority:

                           (A) to the Holders of the Class A-1 Notes, pari passu, until the Note Principal Balance of the Class A-1 Notes has been reduced to zero;

                           (B) to the Holders of the Class A-2 Notes, pari passu, until the Note Principal Balance of the Class A-2 Notes has been reduced to zero; and

                           (C) to the Holders of the Class A-3 Notes, pari passu, until the Note Principal Balance of the Class A-3 Notes has been reduced to zero;

                  (xiv) to the payment of the Supplemental Principal Payment in the following order or priority:

                           (A) in the case of any Regular Supplemental Principal Payment:

                                    (I)      to the Holders of the Class A-3
                           Notes, pari passu, until the Note Principal Balance of the Class A-3 Notes has been reduced to zero;

                                    (II)     to the Holders of the Class A-2
                           Notes, pari passu, until the Note Principal Balance of the Class A-2 Notes has been reduced to zero; and

                                    (III)    to the Holders of the Class A-1
                           Notes, pari passu, until the Note Principal Balance of the Class A-1 Notes has been reduced to zero; and

                           (B) if a Rapid Amortization Event exists, in the case of any Supplemental Principal Payment after payment of the Regular Supplemental Principal Payments:

                                    (I)      to the Holders of the Class A-3
                           Notes, pari passu, in an amount equal to the lesser of (x) the remaining principal balance of the Class A-3 Notes and (y) the amount of Available Funds then on deposit in the CARCAT Collection Account (without giving effect to any deposit of funds in the CARCAT Collection Account pursuant to the Funds Transfer Agreement in respect of this subclause (B));

                                    (II)     to the Holders of the Class A-2
                           Notes, pari passu, in an amount equal to the lesser of (x) the remaining principal balance of the Class A-2 Notes and (y) the sum of (i) the amount of Available Funds then on deposit in the NARCAT Collection Account and (ii) any remaining amount of Available Funds remaining on deposit in the CARCAT Collection Account after giving effect to the distributions under the preceding subclause (B)(I);

                                    (III)    to the Holders of the Class A-1
                           Notes, pari passu, in an amount equal to the lesser of (x) the remaining principal balance of the Class A-1 Notes and (y) the aggregate amount of Available Funds remaining on deposit in the NARCAT Collection Account and the CARCAT Collection Account after giving effect to the distributions under the preceding subclauses (B)(I) and (II); and

                                    (IV)     to the Holders of the Class A-3
                           Notes, pari passu, in an amount equal to the lesser of (x) the remaining principal balance of the Class A-3 Notes and (y) the aggregate amount of Available Funds remaining on deposit in the NARCAT Collection Account after giving effect to the distributions under the preceding subclauses (B)(II) and (III);

                  (xv) to the extent not previously paid, the Class A Note Insurer, the amount of any unreimbursed claims paid by the Class A Note Insurer under the Class A Note Policy with respect to principal on the Class A Notes, and any fees, expenses and indemnities owing to the Class A Note Insurer, together in each case with any interest owed thereon;

                  (xvi) to the Holders of the Class B Notes, pari passu, an amount equal to the accrued but unpaid Class B Note Interest;

                  (xvii) to the Holders of the Class B Notes, pari passu, in the following order of priority, until the Note Principal Balance of the Class B Notes has been reduced to zero:

                           (A)      the Scheduled Class B Payment;

                           (B) on the Payment Date on which the Note Principal Balance of the Class A Notes is reduced to zero, any portion of the Basic Principal Payment for such Payment Date not paid to the Holders of the Class A Notes; and

                           (C) on each Payment Date thereafter, the Basic Principal Payment;

                  (xviii) to the Holders of the Class B Notes, pari passu, (i) on the Payment Date on which the Note Principal Balance of the Class A Notes is reduced to zero, any portion of the Supplemental Principal Payment not paid to the Holders of the Class A Notes, and (ii) on each Payment Date thereafter, the Supplemental Principal Payment, until the Note Principal Balance of the Class B Notes has been reduced to zero;

                  (xix) to the Indenture Trustee, the Backup Manager, the Backup Servicer and the Class A Note Insurer, pari passu, any fees, expenses and indemnities owing thereto but not previously paid;

                  (xx) to the Manager, any expenses, indemnities and reimbursement payments owing thereto but not previously paid;

                  (xxi) to the Servicer, any expenses, indemnities and reimbursement payments owing thereto but not previously paid;

                  (xxii)   to the Manager, the Supplemental Manager Fee; and

                  (xxiii)  to the Issuers.

         Notwithstanding any other provision of this Indenture, funds paid to the Issuers pursuant to clause (xxiii) above automatically shall be released from the Lien of the Indenture.

         In making the withdrawals and payments required by this Section 12.02(d), and in making the reports and accounting referred to in Section 12.10, the Indenture Trustee shall act in accordance with the Monthly Servicer Report, and shall be fully protected in relying thereon, unless (x) a Responsible Officer has actual knowledge to the contrary or the Controlling Party has notified the Indenture Trustee that a Servicer Event of Termination has occurred and is continuing and has given instructions contrary to those contained in the Monthly Servicer Report, or (y) no Monthly Servicing Report has been delivered or the Controlling Party has instructed the Indenture Trustee that the Monthly Servicer Report is incorrect, in which case the Indenture Trustee shall rely upon the written instructions of the Controlling Party, and shall be fully protected in relying thereon.

         (e) In addition, at the direction of the Servicer, and irrespective of whether a Default or Event of Default shall have occurred and be continuing (except a Servicer Event of Termination, in which case at the direction of the Controlling Party unless otherwise directed by the Controlling Party), the Indenture Trustee shall withdraw from the Collection Accounts and remit to the Servicer for delivery to the Person(s) entitled thereto prior to any distributions made in accordance with Section 12.02(d) or Section 6.08 on any Payment Date: (i) amounts other than Collections received from Lessees or other parties with respect to the Leases or the Railcars, (ii) amounts received in respect of Leases and Railcars due on of before (A) the Closing Date, with respect to Initial Existing Leases, (B) the Prefunded Railcar Acquisition Date, with respect to Prefunded Existing Leases or (C) the date transferred to any Issuer, with respect to Subsequent Leases transferred to any Issuer, (iii) amounts received in respect of Leases and Railcars following the purchase thereof by the Manager pursuant to the Management Agreement or the Servicer pursuant to the Servicing Agreement or the sale thereof as contemplated in
Section 8.02 and (iv) indemnification amounts to be remitted to the Initial Manager pursuant to Section 4.04(f) of the Management Agreement; provided, however, that no withdrawal or remittance shall be made pursuant to this Section 12.02(e) at any time during which a Default or Event of Default shall have occurred and be continuing unless the Servicer shall have provided to the Controlling Party not less than five Business Days' notice thereof.

         (f) With respect to the distributions to be made pursuant to Section 12.02(d) above or Section 6.08(a) (unless otherwise directed by the Controlling Party after an acceleration of the Notes following an Event of Default), the term "Source of Funds Requirements" shall mean, as of any Payment Date, the following:

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                  (i)      any Tax Payment Amounts to be disbursed pursuant to
         Section 12.02(d)(i) or Section 6.08(a)(i) shall be withdrawn by the Paying Agent from the NARCAT Collection Account to the extent that such Tax Payment Amounts shall be due and owing by NARCAT or NARCAT Mexico (or owed by Holdco with respect to the activities of such entities), and from the CARCAT Collection Account to the extent that such Tax Payment Amounts shall be due and owing by CARCAT (or owed by Holdco with respect to the activities of such entity);

                  (ii) any amounts to be disbursed pursuant to Sections 12.02(d)(ii), (vii), (viii), (xv), (xix), (xxi) and (xxii) or Sections 6.08(a)(ii), (vii), (viii), (xiv), (xvii), (xix) and (xx) shall be withdrawn by the Paying Agent from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the aggregate Note Principal Balance of the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, and the aggregate Note Principal Balance of the Class A-3 Notes, respectively, which shall be Outstanding on such Payment Date prior to giving effect to any payments of principal to be made on such Payment Date;

                  (iii) any amounts to be disbursed pursuant to Section 12.02(d)(iii) or Section 6.08(a)(iii) shall be withdrawn by the Paying Agent from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the aggregate amount of Railroad Mileage Credits payable on such Payment Date to Lessees under Leases of Railcars owned by the NARCAT Entities and the aggregate amount of Railroad Mileage Credits payable on such Payment Date to Lessees under Leases of Railcars owned by CARCAT, respectively;

                  (iv) any amounts to be disbursed pursuant to Section 12.02(d)(iv) or Section 6.08(a)(iv) shall be withdrawn by the Paying Agent from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the Stated Values of all Railcars owned by the NARCAT Entities and CARCAT, respectively, as of the related Accounting Date;

                  (v) any amounts to be disbursed pursuant to Section 12.02(d)(v) or Section 6.08(a)(v) shall be withdrawn by the Paying Agent from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the number of Railcars owned by the NARCAT Entities and CARCAT, respectively, as of the related Accounting Date;

                  (vi) any amounts to be disbursed pursuant to Sections 12.02(d)(vi) and (xx) or Sections 6.08(a)(vi) and (xviii) shall be withdrawn by the Paying Agent from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the ownership of the Railcars in respect of which the subject Operating Expenses or other expenses, indemnities or reimbursement payments shall relate;

                  (vii) any amounts to be disbursed pursuant to Section 12.02(d)(ix) or Section 6.08(a)(ix) shall be withdrawn by the Paying Agent from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the

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

         amount required to be deposited into the Operating Expense Reserve Account in respect of Railcars owned by the NARCAT Entities and CARCAT, respectively;

                  (viii) any amounts to be disbursed pursuant to Section 12.02(d)(x), (xi), (xiii) or (xiv) or Sections 6.08(a)(x), (xi) or
         (xiii) in respect of principal, Class A Note Interest, Incremental Class A Note Interest and Class A Overdue Interest on the Class A-1 Notes or the Class A-2 Notes, and any amounts to be disbursed pursuant to Sections 12.02(d)(xvi), (xvii) or (xviii) or Sections 6.08(a)(xv) or
         (xvi) in respect of principal of the Class B Notes or Class B Note Interest, shall be withdrawn by the Paying Agent from the NARCAT Collection Account;

                  (ix) any amounts to be disbursed pursuant to Section 12.02(d)(x), (xi), (xiii) or (xiv) or Sections 6.08(a)(x), (xi) or
         (xiii) in respect of principal, Class A Note Interest, Incremental Class A Interest and Class A Overdue Interest on the Class A-3 Notes shall be withdrawn by the Paying Agent from the CARCAT Collection Account;

                  (x) any amounts to be disbursed pursuant to Section 12.02(d)(xi) or Section 6.08(a)(xi), in respect of Premium due with respect to the Class A Note Policy shall be withdrawn by the Paying Agent from the NARCAT Collection Account;

                  (xi) any amounts to be disbursed pursuant to Section 12.02(d)(xi) or Section 6.08(a)(xi) in respect of reimbursement of claims under the Class A Note Policy with respect to draws to pay interest on the Class A-1 Notes or the Class A-2 Notes (including any related Class A-1 Overdue Interest and Class A-2 Overdue Interest owed with respect thereto) shall be withdrawn by the Paying Agent from the NARCAT Collection Account;

                  (xii) any amounts to be disbursed pursuant to Section 12.02(d)(xi) or Section 6.08(a)(xi) in respect of reimbursement of claims under the Class A Note Policy with respect to draws to pay interest on the Class A-3 Notes (including any related Class A-3 Overdue Interest owed with respect thereto) shall be withdrawn by the Paying Agent from the CARCAT Collection Account;

                  (xiii) any amounts to be disbursed pursuant to Section 12.02(d)(xi) or Section 6.08(a)(xi) in respect of payments not referenced in clauses (x), (xi) or (xii) of this Section 12.02(f) shall be drawn from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the aggregate Note Principal Balance of the Class A-1 Notes and the Class A-2 Notes, and the aggregate Note Principal Balance of the Class A-3 Notes, respectively, which shall be outstanding on such Payment Date prior to giving effect to any payments of principal to be made on such Payment Date; and

                  (xiv) any amounts to be disbursed pursuant to Section 12.02(d)(xii) or Section 6.08(a)(xii) shall be withdrawn by the Paying Agent from the NARCAT Collection Account and the CARCAT Collection Account, pro rata, based upon the

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

         amount required to be deposited in the NARCAT Cash Collateral Account and the CARCAT Cash Collateral Account on such Payment Date.

         If the Notes have been accelerated following an Event of Default and the Controlling Party directs that funds be paid other than in accordance with the above Source of Funds, then Available Funds may be applied towards the payment of amounts set forth in Section 6.08(a) in the order of priority set forth therein without regard to the limitations set forth in this Section 12.02(f).

         Section 12.03. Cash Collateral Accounts. (a) On or prior to the Closing Date, the Issuers shall cause the Indenture Trustee to establish and maintain two separate Cash Collateral Accounts, the NARCAT Cash Collateral Account and the CARCAT Cash Collateral Account, as segregated trust accounts at its Corporate Trust Office. The NARCAT Cash Collateral Account was established in the name of NARCAT and NARCAT Mexico, and pledged to the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer, and the CARCAT Cash Collateral Account was established in the name of CARCAT, and pledged to the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer. On the Closing Date, NARCAT and NARCAT Mexico shall deposit, out of the proceeds of the issuance of the Class A-1 Notes, Class A-2 Notes and the Class B Notes, the Initial NARCAT Cash Collateral Deposit to the NARCAT Cash Collateral Account, and CARCAT shall deposit, out of the proceeds of the issuance of the Class A-3 Notes, the Initial CARCAT Cash Collateral Deposit to the CARCAT Cash Collateral Account. On each Payment Date thereafter, the NARCAT Cash Collateral Account shall be funded up to the Required NARCAT Cash Collateral Amount and the CARCAT Cash Collateral Account shall be funded up to the Required CARCAT Cash Collateral Amount from amounts available in the NARCAT Collection Account and the CARCAT Collection Account, respectively, in accordance with Section 12.02(d) or Section 6.08, as applicable. On each Payment Date based solely upon the information contained in the Monthly Servicer Report (or, to the extent not available on a timely basis or if the Controlling Party has notified the Indenture Trustee that the Monthly Servicer Report is incorrect, instructions given by the Controlling Party), (a) the Indenture Trustee will transfer funds from the NARCAT Cash Collateral Account to the NARCAT Collection Account to the extent necessary to fund any deficiencies in the amounts to be distributed pursuant to clause (x) of Section 12.02(d) or clause (x) of Section 6.08(a) in respect of the Class A-1 Notes or the Class A-2 Notes and pursuant to clause
(xi) of Section 12.02(d) or clause (xi) of Section 6.08(a) to pay accrued Premiums due with respect to the Class A Note Policy, to reimburse the Class A
Note Insurer with respect to claims made under the Class A Note Policy with respect to draws to pay Class A Note Interest under the Class A-1 Notes and/or the Class A-2 Notes and a limited amount of other fees, expenses and indemnities owing to the Class A Note Insurer, and (b) the Indenture Trustee will transfer funds from the CARCAT Cash Collateral Account to the CARCAT Collection Account to the extent necessary to fund any deficiencies in the amounts to be distributed pursuant to clause (x) of Section 12.02(d) or clause (x) of Section 6.08(a) in respect of the Class A-3 Notes and pursuant to clause (xi) of Section 12.02(d) or clause (xi) of Section 6.08(a) to pay accrued Premiums due with respect to the Class A Note Policy, to reimburse the Class A Note Insurer with respect to claims made under the Class A Note Policy with respect to draws to pay Class A Note Interest under the Class A-3 Notes and a limited amount of other fees, expenses and indemnities owing to the Class A Note Insurer. Amounts in

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the Cash Collateral Accounts shall be withdrawn solely to pay such amounts and shall not be available to the Holders or the Indenture Trustee for any other purpose; provided, however, that on the Stated Legal Maturity Date, all amounts on deposit in the NARCAT Cash Collateral Account will be deposited in the NARCAT Collection Account and all amounts on deposit in the CARCAT Cash Collateral Account will be deposited in the CARCAT Collection Account.

         (b) Upon an Issuer Order of NARCAT, with respect to the NARCAT Cash Collateral Account, and CARCAT, with respect to the CARCAT Cash Collateral Account, the Indenture Trustee shall invest the funds in the Cash Collateral Accounts in Eligible Investments that will mature no later than the Business Day preceding the next Payment Date. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Cash Collateral Account in Eligible Investments described in clause (f) of the definition thereof. All income or other gain from such investments shall be credited to such Cash Collateral Account and any loss resulting from such investments shall be charged to such Cash Collateral Account. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer.

         (c) If any amounts invested as provided in Section 12.03(b) shall be needed for disbursement from either Cash Collateral Account as set forth in
Section 12.03(a) or (d), the Indenture Trustee shall cause such investments of such Cash Collateral Account to be sold or otherwise converted to cash to the credit of such Cash Collateral Account. The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the Cash Collateral Accounts in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment) except as a result of its negligence or misconduct.

         (d) If on any Payment Date the amount in either Cash Collateral Account, after giving effect to the distributions and withdrawals required pursuant to this Section 12.03 on the related Payment Date and the deposits into such account on such Payment Date, is greater than the Required NARCAT Cash Collateral Amount or Required CARCAT Cash Collateral Amount, as applicable, the amount of such excess shall be distributed by the Indenture Trustee as Available Funds in accordance with Section 12.02(d) or Section 6.08, as applicable.

     Section 12.04. Operating Expense Reserve Account. (a) On or prior to the Closing Date, the Issuers shall cause the Indenture Trustee to establish and maintain a segregated trust account entitled "Railcar Notes Expense Reserve Account" at its Corporate Trust Office (the "Operating Expense Reserve Account") for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer. The Operating Expense Reserve Account shall consist of (a) a segregated subaccount (the "NARCAT OER Subaccount") in the name of NARCAT and NARCAT Mexico for the benefit of the Indenture Trustee on behalf of the Class A
Note Insurer and the Holders and (b) a segregated subaccount (the "CARCAT OER Subaccount") in the name of CARCAT for the benefit of the Indenture Trustee on behalf of the Class A Note Insurer and the Holders. The Operating Expense Reserve Account will not be funded at closing. On each Payment Date, the Indenture Trustee shall, in accordance with instructions in the Monthly Servicer Report (or, to the extent not available on a timely basis or if the Controlling Party has notified the Indenture Trustee that the Monthly Servicer Report is incorrect, instructions given by

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

the Controlling Party), transfer from (i) the NARCAT Collection Account to the NARCAT OER Subaccount the lesser of (x) the Operating Expense Deposit Amount related to each U.S. Railcar and each Mexican Railcar, and (y) an amount required to cause the balance of such subaccount (after giving effect to all amounts disbursed therefrom on such Payment Date) to equal $1,300,000 (the "NARCAT OER Subaccount Required Balance"), and (b) the CARCAT Collection Account to the CARCAT OER Subaccount the lesser of (x) the Operating Expense Deposit Amount related to each Canadian Railcar, and (y) an amount required to cause the balance of such subaccount (after giving effect to all amounts disbursed therefrom on such Payment Date) to equal $700,000 (the "CARCAT OER Subaccount Required Balance"). Any such transfers shall be made in accordance with the Source of Funds Requirements and to the extent of Available Funds remaining after the payments having a higher priority in Section 6.08 or Section 12.02(d), as applicable. Funds will be withdrawn from the NARCAT OER Subaccount and the CARCAT OER Subaccount to make the distributions described in Section 12.04(d) and shall not be available to the Holders or the Indenture Trustee for any other purpose; provided, however, that on the Stated Legal Maturity Date, all amounts on deposit in the NARCAT OER Subaccount will be deposited in the NARCAT Collection Account and all amounts on deposit in the CARCAT OER Subaccount will be deposited in the CARCAT Collection Account and paid as Available Funds pursuant to Section 12.02(d) or Section 6.08, as applicable. Upon release of the Lien of this Indenture, any amounts remaining on deposit in the NARCAT OER Subaccount will be returned to NARCAT and NARCAT Mexico in accordance with their respective interests therein or their designees and all amounts on deposit in the CARCAT OER Subaccount will be returned to CARCAT or its designees.

         (b) Upon an Issuer Order of (i) NARCAT and NARCAT Mexico, in the case of the NARCAT OER Subaccount, and (b) CARCAT, in the case of the CARCAT OER Subaccount, all or a portion of the Operating Expense Reserve Account shall be invested and reinvested at such Issuers' written direction in one or more Eligible Investments maturing no later than the Business Day prior to any disbursements made from such account. In the absence of an Issuer Order, the Indenture Trustee shall invest funds in the Operating Expense Reserve Account in Eligible Investments described in clause (f) of the definition thereof. Earnings on amounts on deposit in the (a) NARCAT OER Subaccount shall be retained within the NARCAT OER Subaccount, except that on any Payment Date, amounts on deposit in the NARCAT OER Subaccount in excess of the NARCAT OER Subaccount Required Balance (after all required applications of such amounts on such date) shall be transferred to the NARCAT Collection Account, and (b) the CARCAT OER Subaccount shall be retained within the CARCAT OER Subaccount, except that on any Payment Date, amounts on deposit in the CARCAT OER Subaccount in excess of the CARCAT OER Subaccount Required Balance (after all required applications of such amounts on such date) shall be transferred to the CARCAT Collection Account. Any loss resulting from such investments shall be charged to the applicable subaccount. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer.

         (c) If any amounts invested as provided in Section 12.04(b) shall be needed for disbursement from the NARCAT OER Subaccount or the CARCAT OER Subaccount as set forth in Section 12.04(a) or (d), the Indenture Trustee shall cause such investments of the applicable subaccount to be sold or otherwise converted to cash to the credit of such subaccount.

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

The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the NARCAT OER Subaccount or the CARCAT OER Subaccount in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment) except as a result of its negligence or misconduct.

         (d) Disbursements shall be made from the (a) NARCAT OER Subaccount for any Operating Expense related to the U.S. Railcars or the Mexican Railcars, or (b) CARCAT OER Subaccount for any Operating Expenses related to the Canadian Railcars, as applicable, in accordance with the Management Agreement, to reimburse the Manager for any actual maintenance expenses incurred in connection with the Railcars and as to which the Manager shall have delivered to the Indenture Trustee a Maintenance Expense Reimbursement Request pursuant to
Section 2.06(b) of the Management Agreement; provided, however, that such disbursements shall be made no more frequently than once per week.

     Section 12.05. Policy Payment Account. (a) On or prior to the Closing Date, the Indenture Trustee shall establish a segregated trust account entitled "Policy Payment Account" at its Corporate Trust Office (the "Policy Payment Account") in the name of the Indenture Trustee for the benefit of the Holders of the Class A Notes and the Class A Note Insurer. The Policy Payment Account will contain two segregated subaccounts, one of which (the "CARCAT Policy Payment Subaccount") will be maintained exclusively for the benefit of the Indenture Trustee on behalf of the Holders of the Class A-3 Notes and the Class A Note Insurer and the other of which (the "NARCAT Policy Payment Subaccount") will be maintained exclusively for the benefit of the Indenture Trustee on behalf of the Holders of the Class A-1 Notes, the Class A-2 Notes and the Class A Note Insurer. Upon receipt of a Policy Claim Amount to be distributed to the Holders of the Class A Notes from the Class A Note Insurer, the Indenture Trustee shall deposit the amounts of such Policy Claim Amount related to principal of, or interest on, (a) the Class A-3 Notes to the CARCAT Policy Payment Subaccount of the Policy Payment Account and (b) the Class A-1 Notes and the Class A-2 Notes to the NARCAT Policy Payment Subaccount of the Policy Payment Account. To the extent the Indenture Trustee or the Payment Agent is uncertain as to the applicable subaccount to which a deposit of a portion of the Policy Claim Amount applies, the direction of the Class A Note Insurer shall be conclusive. All amounts on deposit in the Policy Payment Account shall remain uninvested. On each Payment Date, the Indenture Trustee shall (i) transfer any Policy Claim Amount then on deposit in the Policy Payment Account directly to the Holders of the Class A Notes or other Persons entitled to such amounts and (ii) return to the Class A Note Insurer any money in the Policy Payment Account which does not constitute a Policy Claim Amount or an amount paid pursuant to Section 13.02.

     Section 12.06. Prefunding Account. (a) On or prior to the Closing Date, the Indenture Trustee shall establish a segregated trust account entitled "Railcar Notes Prefunding Account" at its Corporate Trust Office (the "Prefunding Account") in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer. On the Closing Date, NARCAT shall deposit, out of the proceeds of the issuance of the Class A-1 Notes, Class A-2 Notes and the Class B Notes, the Prefunded Amount into the Prefunding Account. Funds will be withdrawn from the Prefunding Account in accordance with Section 12.06(d) and shall not be available to the Holders or the Indenture Trustee for any other purpose; provided, however, that any amounts which shall for any reason be held in the Prefunding Account on the Payment Date next succeeding the Prefunded Railcar Expiration Date, together with earnings on amounts in the Prefunding Account, shall on such Payment Date be withdrawn by the Indenture Trustee and deposited to the NARCAT Collection Account for application on such Payment Date as Available Funds pursuant to Section 12.02(d) or Section 6.08, as applicable.

         (b) All or a portion of the amounts held in the Prefunding Account shall be invested and reinvested at NARCAT's written direction in one or more Eligible Investments maturing no later than the Business Day prior to the Prefunded Railcar Acquisition Date. In the absence of such written direction, the Indenture Trustee shall invest funds in the Prefunding Account in Eligible Investments described in clause (f) of the definition thereof. All income or other gain from such investments shall be credited to the Prefunding Account and any loss resulting from such investments shall be charged to the Prefunding Account. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Holders and the Class A Note Insurer.

         (c) If any amounts invested as provided in Section 12.06(b) shall be needed for disbursement from the Prefunding Account as set forth in Section 12.06(a) or (d), the Indenture Trustee shall cause such investments of such Prefunding Account to be sold or otherwise converted to cash to the credit of such Prefunding Account. The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the Prefunding Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment) except as a result of its negligence or misconduct.

         (d) Upon a written direction executed by NARCAT and the Controlling Party, on or prior to the Prefunded Railcar Acquisition Date, the Indenture Trustee shall transfer the Prefunded Amount or such lesser amount agreed to by such parties by wire transfer, in immediately available funds, to the account identified in Schedule VI hereto (or such other account located in the United States as the specified owner of such account shall designate in writing to the Indenture Trustee) as the payment of the option price payable in respect of the purchase option related to the Prefunded Railcar Assets contained in the Asset Purchase Agreement.

     Section 12.07. Redemption Account. Promptly following receipt of notice of a proposed redemption of Notes in accordance with Section 14.01, the Indenture Trustee shall establish a segregated trust account entitled "Redemption Account" at its Corporate Trust Office (the "Redemption Account") for the benefit of the Indenture Trustee on behalf of the Holders of the Notes and the Class A Note Insurer for receipt of the Redemption Prices of the Notes to be redeemed. The Redemption Account will contain two segregated subaccounts, one of which (the "CARCAT Redemption Subaccount") will be maintained in the name of CARCAT and be held exclusively for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer and the other of which (the "NARCAT Redemption Subaccount") will be maintained in the name of NARCAT and NARCAT Mexico and be held exclusively for the benefit of the Indenture Trustee on behalf of the Holders and the Class A Note Insurer. The Redemption Price related to the Class A-3 Notes shall be deposited into the CARCAT Redemption Subaccount and the Redemption Prices related to the Class A-1 Notes, the Class A-2 Notes and the Class B Notes shall be deposited into the NARCAT Redemption

Account. All amounts on deposit in the Redemption Account (including the CARCAT Redemption Subaccount and the NARCAT Redemption Subaccount) shall remain uninvested. On any Redemption Date, the Indenture Trustee shall (i) withdraw from the CARCAT Redemption Subaccount the Redemption Price of all Class A-3 Notes to be redeemed on such Redemption Date and (ii) withdraw from the NARCAT Redemption Subaccount the Redemption Prices of all Class A-1 Notes, Class A-2 Notes and Class B Notes to be redeemed on such Redemption Date, and the Paying Agent will remit the Redemption Prices to the applicable Holders.

     Section 12.08. Optional Deposits by the Class A Note Insurer. The Class A
Note Insurer shall at any time, and from time to time, with respect to a Payment Date, have the option (but shall not be required, except in accordance with the terms of the Class A Note Policy) to deliver amounts (any such amount, a "Class A Note Insurer Optional Deposit") to the Indenture Trustee for deposit into one or both of the Collection Accounts for any of the following purposes: (a) to provide funds in respect of the payment of fees or expenses of any provider of services to the Issuers with respect to such Payment Date; (b) to distribute as a component of the Basic Principal Payments or Supplemental Principal Payments to the extent necessary to avoid the occurrence of an Event of Default or a Rapid Amortization Event; or (c) to include such amount as part of the Class A
Note Interest for such Payment Date to the extent that without such amount a draw would be required to be made on the Class A Note Policy.

     Section 12.09. Securities Account. The Indenture Trustee agrees that any account held by it hereunder shall be maintained as a "securities account" as defined in the Uniform Commercial Code as in effect in New York (the "New York UCC"), and that it shall be acting as a "securities intermediary" for the Indenture Trustee on behalf of the Secured Parties as the "entitlement holder" (as such terms are defined in Section 8-102(a) of the New York UCC) with respect to each such account. The parties hereto agree that each account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the "securities intermediary's jurisdiction" (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York. The Indenture Trustee acknowledges and agrees that (a) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and (b) notwithstanding anything to the contrary, if at any time the Indenture Trustee shall receive any entitlement order from the Indenture Trustee directing transfer or redemption of any financial asset relating to the accounts, the Indenture Trustee shall comply with such entitlement order without further consent by any Person. In the event of any conflict of any provision of this Section 12.09 with any other provision of this Indenture or any other agreement or document, the provisions of this
Section 12.09 shall prevail.

     Section 12.10. Reports by Indenture Trustee to Holders. (a) On each Payment Date, the Indenture Trustee shall account to the Class A Note Insurer and each Holder to which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuers of all such payments. The Indenture Trustee may satisfy its obligations under this Section 12.10 by making available electronically the Monthly Servicer Report to the Class A Note Insurer and each such Holder of the Notes and the Issuers. The Indenture Trustee may make available to the Class A

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Note Insurer, the Holders, the Note Owners, the Servicer, the Manager, the
Issuers and the Rating Agencies, via the Indenture Trustee's Internet website, the Monthly Servicer Report and the Monthly Manager Report available each month; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 12.10 until it has received the requisite information from the Issuers or the Servicer. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents for which it is not the original source and will assume no responsibility therefor.

         The Indenture Trustee's Internet website shall be initially located at "www.CTSLink.com" or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Class A Note Insurer, the Holders, the Note Owners, the Servicer, the Manager, the Issuers and the Rating Agencies. In connection with providing access to the Indenture Trustee's Internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with the Servicing Agreement, the Management Agreement or this Indenture.

         (b) On or before the 15th day prior to a Final Payment Date with respect to any Notes, the Indenture Trustee shall provide notice to the Holders of such Notes of the Final Payment Date for such Notes. Such notice shall include a statement that interest shall have ceased to accrue as of the last day of the month preceding the month in which the Final Payment Date occurs and shall state the address to which any Holder of a Definitive Note must surrender its Note prior to final payment.

         (c) At least annually, or as otherwise required by law, the Indenture Trustee shall distribute to Holders any information returns or other tax information or statements as are required by applicable tax law to be distributed to the Holders or as may be requested by any Holder to prepare such Holder's tax returns. The Issuers shall prepare or cause to be prepared all such information for distribution by the Indenture Trustee to the Holders.

                                  ARTICLE XIII

                             THE CLASS A NOTE POLICY

     Section 13.01. Claims under the Class A Note Policy. (a) If on any Determination Date, the Policy Claim Amount is greater than zero, the Indenture Trustee shall furnish to the Class A Note Insurer no later than 11:00 a.m. Eastern time on the related Draw Date a completed Notice of Claim (as defined in Section 13.01(b)) in the amount of the Policy Claim Amount. Amounts paid by the Class A Note Insurer pursuant to a claim submitted under this Section 13.01 shall be deposited by the Indenture Trustee into the Policy Payment Account for payment to Holders of the Class A Notes on the related Payment Date (or promptly following payment by the Class A Note Insurer on a later date as set forth in the Class A Note Policy).

         (b)      Any notice delivered by the Indenture Trustee to the Class A
Note Insurer pursuant to subsection 13.01(a) shall specify the Policy Claim Amount claimed under the Class A Note Policy and shall constitute a "Notice of Claim" under the Class A Note Policy. In accordance

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with the provisions of the Class A Note Policy, the Class A Note Insurer is
required to pay to the Indenture Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York, New York time, on the later of (i) the third Business Day (as defined in the Class A Note Policy) following receipt on a Business Day (as defined in the Class A Note Policy) of the Notice of Claim, and (ii) the applicable Payment Date. Any payment made by the Class A
Note Insurer under the Class A Note Policy shall be applied solely to the payment of the Class A Notes, and for no other purpose.

         (c) The Indenture Trustee shall (i) receive as attorney-in-fact of each Holder any Policy Claim Amount from the Class A Note Insurer and (ii) deposit the same in the Policy Payment Account for distribution to Holders of the Class A Notes. Any and all Policy Claim Amounts disbursed by the Indenture Trustee from claims made under the Class A Note Policy shall not be considered payment by the Issuers with respect to such Class A Notes, and shall not discharge the obligations of the Issuers with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments and any interest thereon. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Class A Note Insurer, each Holder of Class A Notes shall be deemed without further action to have directed the Indenture Trustee to irrevocably assign to the Class A Note Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Class A Note Insurer, and any interest owed thereon, and the Class A Note Insurer may exercise any option, vote, right, power or the like with respect to the Class A Notes to the extent that it has made payment with respect thereto pursuant to the Class A Note Policy. To evidence such subrogation, the Note Registrar shall note the Class A Note Insurer's rights as subrogee upon the register of Holders upon receipt from the Class A Note Insurer of proof of payment by the Class A Note Insurer of any Note Interest, Basic Principal Payment or Supplemental Principal Payment in respect of the Class A Notes, and the Class A Note Insurer shall be deemed to be a Class A Note Owner and Holder of Class A Notes to the extent of such rights of subrogation. The foregoing subrogation shall in all cases be subject to the rights of the Holders to receive all payments in respect of the Class A Notes.

         (d) The Indenture Trustee shall keep a complete and accurate record of all funds deposited by the Class A Note Insurer into the Policy Payment Account with respect to the Class A Note Policy and the allocation of such funds to payment of interest and principal paid in respect of any Class A Note. The Class A Note Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Indenture Trustee.

         (e) The Indenture Trustee shall be entitled to enforce on behalf of the Holders of the Class A Notes the obligations of the Class A Note Insurer under the Class A Note Policy. Notwithstanding any other provision of this Indenture or any other Transaction Document, the Holders of the Class A Notes are not entitled to institute proceedings directly against the Class A Note Insurer.

     Section 13.02. Preference Claims. (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any payment of principal or interest (other than Overdue Class A Interest or Incremental Class A Interest) paid on a Class A Note has

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

been avoided in whole or in part as a preference payment under applicable U.S. or Canadian bankruptcy law, the Indenture Trustee shall so notify the Class A
Note Insurer, shall comply with the provisions of the Class A Note Policy to obtain payment by the Class A Note Insurer of such avoided payment, and shall, at the time it provides notice to the Class A Note Insurer, notify Holders of the Class A Notes by mail that, in the event that any Holder's payment is so recoverable, such Holder will be entitled to payment pursuant to the terms of the Class A Note Policy. The Indenture Trustee shall furnish to the Class A Note Insurer its records evidencing the payments of principal and interest on the Class A Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Holders of Class A Notes, and the dates on which such payments were made. Pursuant to the terms of the Class A Note Policy, the Class A Note Insurer will make such payment on behalf of the Holder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Class A Note Policy) or to the Indenture Trustee for distribution to such receiver, conservator, debtor-in-possession or trustee in bankruptcy and not to any Holder directly (unless a Holder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Class A Note Insurer will make such payment to such Holder or to the Indenture Trustee for distribution, in accordance with the instructions to be provided by the Class A Note Insurer, to such Holder upon proof of such payment reasonably satisfactory to the Class A Note Insurer).

         (b) Each Notice of Claim shall provide that the Indenture Trustee, on its behalf and on behalf of the Holders of Class A Notes, thereby appoints the Class A Note Insurer as agent and attorney-in-fact for the Indenture Trustee and each Holder of Class A Notes in any legal proceeding with respect to the Class A Notes. The Indenture Trustee shall promptly notify the Class A Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Class A Notes. Each Holder of Class A Notes, by its purchase thereof, and the Indenture Trustee hereby agree that so long as an Class A Note Insurer Default shall not have occurred and be continuing, the Class A Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Class A Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 13.01(c), the Class A Note Insurer shall be subrogated to, and each Holder of Class A Notes and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

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

     Section 13.03. Surrender of Class A Note Policy. The Indenture Trustee shall surrender the Class A Note Policy to the Class A Note Insurer for cancellation upon the expiration of the Class A Note Policy in accordance with the terms thereof.

     Section 13.04. Class A Note Insurer Deemed Holder for Certain Purposes. So long as no Class A Note Insurer Default has occurred and is continuing, (a) the Class A Note Insurer shall be deemed to be the Holder of 100% of the Class A Notes for the purposes of giving any consents, waivers, approvals, instructions, directions, declarations, notices and/or taking any other action pursuant to the Indenture and the other Transaction Documents except for any consents, waivers, approvals or other actions which, under the terms of Section 9.02, expressly require the consent of all Holders; and (b) the Class A Note Insurer shall have the right to exercise all remedies of the Holders of the Class A Notes under this Indenture without any consent of such Holders, and such Holders may exercise such remedies only with the prior written consent of the Class A Note Insurer, except as otherwise expressly provided herein. Any reference in the Indenture or any other Transaction Document to events or actions which may materially, adversely, or detrimentally affecting the rights or interests of the Holders, or words of similar meaning, shall be deemed to refer to the rights or interests of the Class A Note Insurer as well as of the Holders.

                                   ARTICLE XIV

                               REDEMPTION OF NOTES

     Section 14.01. Redemption at the Option of the Issuers; Election to Redeem.
(a) The Notes may be redeemed in whole, but not in part, at the option of the Issuers, for the Redemption Prices applicable at such time on any Payment Date on or after February 15, 2011. Any such redemption shall be made solely out of the proceeds of the sale by the Issuers of Railcars, Leases and other Railcar Assets, or a refinancing by the Issuers of Railcars, Leases and other Railcar Assets (in either case, "Source Payments").

         (b) In addition, the Notes may be redeemed in whole, but not in part, for the Redemption Prices applicable at such time on any Payment Date on which (after giving effect to distributions on such Payment Date) the aggregate unpaid principal amount of the Notes is less than 10% of the aggregate principal amount of the Notes as of the Closing Date, such prepayment to be at the option of NARCAT and NARCAT Mexico, in the case of the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, and at the option of CARCAT, in the case of the Class A-3 Notes; provided, however, that (i) such options must be exercised concurrently by each of the Issuers (otherwise, no such option may be exercised by any of the Issuers) and (ii) concurrently with such redemption, all amounts higher than clause (xxi) of Section 6.08(a) or clause (xxiii) of Section 12.02(d) shall be paid to the parties entitled to such amounts on such Payment Date.

         (c) The Issuers shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Indenture Trustee pursuant to Section 14.02.

         (d) Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 3.01. The election of the Issuers to redeem any Notes pursuant to this Section 14.01 shall be evidenced by a Board Resolution of each Issuer directing the Indenture Trustee to make the payment of the Redemption Prices on all of the Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section 14.04.

     Section 14.02. Notice to Indenture Trustee and Class A Note Insurer. In the case of any redemption pursuant to Section 14.01, the Issuers shall, at least 20 days prior to the Redemption Date (or such lesser period of time as may be consented to by the Indenture Trustee and, in the event that any Class A Notes shall then be Outstanding, the Class A Note Insurer), notify the Indenture Trustee and, in the event that any Class A Notes shall then be Outstanding, the Class A Note Insurer of such Redemption Date.

     Section 14.03. Notice of Redemption by the Issuers. Notice of redemption pursuant to Section 14.01 shall be given by the Issuers (or by the Indenture Trustee at the Issuers' request) in the name and at the expense of the Issuers by first-class mail, postage prepaid, mailed not less than 15 days prior to the applicable Redemption Date, to each Holder of Notes whose Notes are to be redeemed, at its address in the Note Register.

         All notices of redemption shall state:

                  (a)      the Redemption Date;

                  (b)      the Redemption Prices for all Notes to be redeemed;

                  (c) that on the Redemption Date, the Redemption Prices will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date; and

                  (d) the place where such Notes are to be surrendered prior to payment of the applicable Redemption Price.

         Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

     Section 14.04. Deposit of the Redemption Prices. (a) On or before the Business Day immediately preceding the Redemption Date, the Issuers shall deliver to the Indenture Trustee, the portion of the Redemption Differential related to the Class A-1 Notes, the Class A-2 Notes and the Class B Notes for deposit to the NARCAT Redemption Subaccount and the portion of the Redemption Differential related to the Class A-3 Notes for deposit to the CARCAT Redemption Subaccount, if any, which, in the case of an Optional Redemption, shall consist solely of Source Payments.

         (b) On or before the Redemption Date, the Indenture Trustee will, in accordance with the Monthly Servicer Report (or to the extent not available on a timely basis or if the Controlling Party has notified the Indenture Trustee that the Monthly Servicer Report is incorrect, the instructions of the Controlling Party) transfer from (i) the Cash Collateral Accounts to the Redemption Account, the Remaining Cash Collateral Amounts, and (ii) the Collection Accounts to the Redemption Account, the lesser of (a) the amount on deposit in the Collection Account not needed to pay any amounts higher than clause (xxi) of Section 6.08(a) or clause (xxiii) of Section 12.02(d) to be paid on such Redemption Date and (b) the Redemption Price.

         (c)      Notice of redemption having been given as provided in Section
14.03 above, on the applicable Redemption Date, the Indenture Trustee will apply the amounts on deposit in the NARCAT Redemption Subaccount and the CARCAT Redemption Subaccount to redemption of the Notes which have not been fully paid on such Payment Date pursuant to Section 12.02(d) or Section 6.08, as applicable (provided that Definitive Notes must be surrendered at the Corporate Trust Office prior to final payment), and (unless the Class A Note Insurer in the case of the Class A Notes or the Issuers in the case of the Class B Notes shall default in the payment of the Redemption Price), such Notes shall cease to bear interest.

     Section 14.05. Notes Payable on Redemption Date. Notice of redemption having been given as provided in Section 14.03, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuers shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Holders of such Notes shall be paid the applicable Redemption Price by the Paying Agent on behalf of the Issuers on the Redemption Date; provided, however, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of
Section 3.08.

         If the Holders of any Note called for redemption shall not be so paid the principal shall, until paid, bear interest from the Redemption Date at the related Note Interest Rate.

                                   ARTICLE XV

                        PROVISIONS OF GENERAL APPLICATION

     Section 15.01. General Provisions. All of the provisions of this Article XV shall apply to this Indenture.

     Section 15.02. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuers. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuers, if made in the manner provided in this Section 15.02.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuers in reliance thereon, whether or not notation of such action is made upon such Note.

     Section 15.03. Notices, Etc, to Indenture Trustee, Issuers, the Class A
Note Insurer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any Person shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission or overnight delivery service, prepaid, at the address listed below or at any other address previously furnished in writing to the Indenture Trustee and each of the other entities referred to in this Section
15.03 by the applicable Person. Any such notice shall be deemed delivered upon its actual receipt; provided, however, that if any such notice is delivered on a day that is not a Business Day at the place of delivery, such notice shall be deemed to have been delivered on the immediately following Business Day; provided further, however, that if tender of any notice is refused by the addressee, such notice shall be deemed to have been delivered upon such tender.

      To the Indenture Trustee:    Wells Fargo Bank, National Association
                                   MAC N9311-161
                                   Sixth Street and Marquette Avenue
                                   Minneapolis, Minnesota 55479
                                   Attention: Corporate Trust Services -
                                               Asset-Backed Administration
                                   Phone:     (612) 667-8058
                                   Fax:       (612) 667-3464

      To the Issuers:              NARCAT LLC
                                   480 West Dussel Drive
                                   Suite R
                                   Maumee, Ohio 43537
                                   Attention: Betsy Hall, Esq.
                                   Phone:     (419) 893-5050
                                   Fax:       (419) 491-6695

                                   CARCAT ULC
                                   480 West Dussel Drive
                                   Suite R
                                   Maumee, Ohio 43537
                                   Attention:    Betsy Hall, Esq.
                                   Phone:        (419) 893-5050
                                   Fax:          (419) 491-6695

                                   NARCAT Mexico, S. de R.L. de C.V.
                                   480 West Dussel Drive
                                   Suite R
                                   Maumee, Ohio 43537
                                   Attention:    Betsy Hall, Esq.
                                   Phone:        (419) 893-5050
                                   Fax:          (419) 491-6695

      To S&P:                      Standard & Poor's
                                   55 Water Street
                                   New York, New York 10041
                                   Attention:    Surveillance
                                   Phone:        (212) 438-2385
                                   Fax:          (212) 438-2649

      To Fitch:                    Fitch, Inc.
                                   55 East Monroe Street
                                   Suite 3500
                                   Chicago, Illinois 60603
                                   Attention:    ABS Monitoring Group
                                                 (Equipment)
                                   Fax:          (312) 368-2069

      To the Class A Note Insurer: MBIA Insurance Corporation
                                   113 King Street
                                   Armonk, New York 10504
                                   Attention:    Insured Portfolio Management -
                                                  SF
                                   Phone:        (914) 273-4545
                                   Fax:          (914) 765-3131

     Section 15.04. Notices to Holders; Waiver. Where this Indenture provides for notice to Holders of any event such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or by overnight courier, to each Holder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed by certified or registered mail, with return receipt requested, shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Section 15.05. Successors and Assigns. All covenants and agreements in this Indenture by the Issuers shall bind their respective successors and assigns, whether so expressed or not.

       Section 15.06. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 15.07. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Holders, the Class A Note Insurer and any Paying Agent which may be appointed pursuant to the provisions hereof and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes. The Class A Note Insurer is an express third-party beneficiary of this Indenture and is entitled to rely upon and enforce the terms hereof as if a party hereto.

     Section 15.08. Legal Holidays. In any case where the date of any Payment Date, or the Stated Legal Maturity Date of any Note, shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal, interest, or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Legal Maturity Date or Payment Date, and interest shall accrue for the period from and after any such nominal date to the date such payment is actually made.

     SECTION 15.09. GOVERNING LAW. THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS).

     Section 15.10. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery by facsimile of

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

an executed signature page to this Indenture shall be as effective as delivery of an executed counterpart hereof.

     Section 15.11. Corporate Obligation. No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, employee, officer or director of any Issuer or of any predecessor or successor of any Issuer with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith.

     Section 15.12. Compliance Certificates and Opinions. Upon any application, order or request by the Issuers to the Indenture Trustee and the Class A Note Insurer to take any action under any provision of this Indenture for which a specific request is required under this Indenture, the Issuers shall furnish to the Indenture Trustee an Officer's Certificate of the Issuers stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of other documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 15.13. No Bankruptcy Petition Against any Issuer. Notwithstanding anything herein to the contrary, the Indenture Trustee agrees (and each Holder by its acceptance of a Note shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, and all other obligations of the Issuers under this Indenture and the other Transaction Documents, it will not institute against any Issuer, or join any other Person in instituting against any Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States, any state of the United States or any foreign jurisdiction. This Section 15.13 shall survive the termination of this Indenture.

     SECTION 15.14. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS INDENTURE OR THE OTHER TRANSACTION DOCUMENTS.

     SECTION 15.15. CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INDENTURE, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 15.15 SHALL AFFECT THE RIGHT OF ANY PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PARTY HERETO OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

     Section 15.16. Integration. This Indenture contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall (together with the other Transaction Documents) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

     Section 15.17. Successors and Assigns; Binding Effect. This Indenture shall be binding on the parties hereto and their respective successors and assigns; provided, however, that no Issuer shall assign (or shall permit or cause the assignment of) any of its rights, duties or obligations related to or in connection with this Indenture or any of the other Transaction Documents, without the prior written consent the Indenture Trustee (acting at the direction of the Controlling Party and the Class A Note Insurer).

     Section 15.18. Further Assurances. Each of the Issuers hereby agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or by the Controlling Party to more fully to effect the purposes of this Indenture.

     Section 15.19. Expenses. Each of the Issuers hereby jointly and severally agrees to pay all out-of-pocket costs and expenses incurred by the Indenture Trustee and the Class A Note Insurer in connection with the development, negotiation, preparation and execution of this Indenture and the other Transaction Documents, in connection with any amendments, modifications or waivers of the provisions of this Indenture or any other Transaction Document (whether or not the transactions thereby contemplated shall be consummated), or in connection with any actual or proposed sale or replacement of any Railcar Asset or incurred by the Indenture Trustee and the Class A Note Insurer in connection with the enforcement or protection of its rights in connection with this Indenture and the other Transaction Documents or in connection with the agreements made hereunder and, in connection with any such enforcement or protection, the fees, charges and disbursements of any counsel for the Indenture Trustee and the Class A Note Insurer.

     Section 15.20. Survival of Representations and Warranties. All agreements, representation and warranties made herein shall survive the execution and delivery of this Indenture, the Notes and the other Transaction Documents and the making and repayment of the Notes.

     Section 15.21. Interest Calculations. Whenever interest is calculated pursuant to any provision of this Indenture on the basis of a period other than a calendar year, the annual rate of interest to which such rate of interest as determined by such calculation is equivalent, for purposes of the Interest Act (Canada), is such rate as so calculated multiplied by a fraction, the numerator of which is the actual number of days in the particular calendar year in respect of which the calculation is made, and the denominator of which is the number of days used in the calculation.

         IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                              WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                 as Indenture Trustee

                              By: /s/ Joe Nardi
                                 --------------------
                                 Name: Joe Nardi
                                 Title: Vice President

                              NARCAT LLC, as an Issuer

                              By: /s/ Rasesh H. Shah
                                 --------------------
                                 Name: Rasesh H. Shah
                                 Title: Manager

                              CARCAT ULC, as an Issuer

                              By: /s/ Rasesh H. Shah
                                 --------------------
                                 Name: Rasesh H. Shah
                                 Title: President/Secretary

                              NARCAT MEXICO, S. DE R.L. DE C.V., as an
                                 Issuer

                              By: /s/ Rasesh H. Shah
                                 --------------------
                                 Name: Rasesh H. Shah
                                 Title: Legal Representative